UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

GERON CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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GERON CORPORATION

149 Commonwealth Drive, Suite 2070

Menlo Park, CA 94025

March 30, 2018

Dear Geron Stockholder:

You are cordially invited to attend the 2018 Annual Meeting of Stockholders of Geron Corporation to be held on Tuesday, May 15, 2018, at 4:00 p.m., Pacific Daylight Time, at Geron Corporation’s offices located at 149 Commonwealth Drive, Menlo Park, California 94025. In addition, we will be hosting the meeting via conference call which can be accessed via telephone by dialing 877-303-9139 (U.S.); 760-536-5195 (international). The passcode is 68816558. A live audio-only webcast will also be available at http://edge.media-server.com/m/p/h9gt9885.

As permitted by the rules of the Securities and Exchange Commission, we are pleased to furnish our proxy materials to stockholders primarily over the Internet. Consequently, most stockholders will receive a notice with instructions for accessing proxy materials and voting via the Internet, instead of paper copies of proxy materials. However, this notice will provide information on how stockholders may obtain paper copies of proxy materials if they choose. Stockholders who continue to receive hard copies of proxy materials may help us reduce costs by opting to receive future proxy materials by e-mail.

At this year’s Annual Meeting, the agenda includes the following items:

•	election of directors;
•	advisory vote to approve named executive officer compensation;
•	approval of the Geron Corporation 2018 Equity Incentive Plan; and
•	ratification of Ernst & Young LLP as our independent registered public accounting firm.

Your vote is important to us. Whether or not you plan to attend the meeting, please vote electronically via the Internet or by telephone, or, if you requested paper copies of the proxy materials, please complete, sign, date and return the accompanying proxy card in the enclosed postage-paid envelope, as promptly as possible. If you attend the Annual Meeting, you will have the right to vote your shares in person.

Thank you for your ongoing support of, and continued interest in, Geron Corporation.

Sincerely,

John A. Scarlett, M.D.

President and Chief Executive Officer

GERON CORPORATION

149 Commonwealth Drive, Suite 2070

Menlo Park, CA 94025

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on May 15, 2018

To the Stockholders of Geron Corporation:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of GERON CORPORATION, a Delaware corporation (the “Company”), will be held on May 15, 2018, at 4:00 p.m., Pacific Daylight Time, at the Company’s offices located at 149 Commonwealth Drive, Menlo Park, California 94025. Stockholders may also access the meeting via telephone by dialing 877-303-9139 (U.S.); 760-536-5195 (international). The passcode is 68816558. A live audio-only webcast will also be available at http://edge.media-server.com/m/p/h9gt9885. The meeting will be held for the following purposes:

1.

To elect the two nominees for director named in the accompanying proxy statement (the “Proxy Statement”) to hold office as Class I members of the Board of Directors until the 2021 annual meeting of stockholders;

2.	To approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement;
3.	To approve the Geron Corporation 2018 Equity Incentive Plan;
4.

To ratify the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018; and

5.	To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

The Board of Directors has fixed the close of business on March 19, 2018, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournment or postponement thereof. Each stockholder is entitled to one vote for each share of common stock held at that time.

Your Vote Is Important To Us. Whether or not you plan to attend the meeting, please vote electronically via the Internet or by telephone, or, if you requested paper copies of the proxy materials, please complete, sign, date and return the accompanying proxy card in the enclosed postage-paid envelope, as promptly as possible. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain from the record holder a proxy issued in your name.

By Order of the Board of Directors,

Stephen N. Rosenfield

Executive Vice President, General Counsel

and Corporate Secretary

Menlo Park, California

March 30, 2018

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to Be Held on May 15, 2018:

Letter to Stockholders, Notice and 2018 Proxy Statement, and 2017 Annual Report on Form 10-K are available at

www.proxyvote.com.

YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN.

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, WE URGE YOU TO SUBMIT

YOUR PROXY PROMPTLY IN ORDER TO ASSURE THAT A QUORUM IS PRESENT.

GERON CORPORATION

149 Commonwealth Drive, Suite 2070

Menlo Park, CA 94025

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 15, 2018

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why am I receiving these materials?

You are receiving this annual meeting information and Proxy Statement from us because you owned shares of common stock of Geron Corporation, a Delaware corporation (“Geron,” the “Company,” “we” or “us”), as of March 19, 2018, the record date for our 2018 Annual Meeting of Stockholders (the “Annual Meeting”), to be held on May 15, 2018, at 4:00 p.m., Pacific Daylight Time, at the Company’s offices located at 149 Commonwealth Drive, Menlo Park, California 94025, or at any adjournment or postponement thereof. The Geron Board of Directors (the “Board”), has made these materials available to you in connection with the Board’s solicitation of proxies for use at the Annual Meeting. You may vote by proxy over the Internet or by phone, or by mail if you requested printed copies of the proxy materials.

As permitted by the rules of the Securities and Exchange Commission (the “SEC”), we are providing our stockholders access to proxy materials via the Internet. Accordingly, we are sending by mail only a Notice of Availability of Proxy Materials (the “Notice”) to certain of our stockholders of record and posting our proxy materials online at www.proxyvote.com. Stockholders who previously requested to receive hard copies of proxy materials will receive a full set of proxy materials, instead of the Notice. We intend to distribute the Notice and the proxy materials on or about April 3, 2018 to all stockholders of record entitled to vote at the Annual Meeting.

What does it mean if I receive more than one set of proxy materials or more than one Notice, or combination thereof?

If you receive more than one set of proxy materials, or more than one Notice or a combination thereof, your shares may be registered in more than one name or may be registered in different accounts. Please follow the voting instructions on each set of proxy materials or Notices to ensure that all of your shares are voted.

Will I receive any proxy materials by mail other than the Notice?

No, you will not receive any other proxy materials by mail other than the Notice unless you request paper copies. This Proxy Statement and Geron’s 2017 Annual Report on Form 10-K are available at www.proxyvote.com. You may request a full set of proxy materials be sent to your specified postal or email address as follows:

•	by telephone: call 1-800-579-1639 free of charge and follow the instructions;
•	by Internet: go to www.proxyvote.com and follow the instructions; or
•	by e-mail: send an e-mail message to sendmaterial@proxyvote.com. Please send a blank e-mail and insert the 16-Digit Control Number located in your Notice in the subject line.

To sign up for electronic delivery of proxy materials, please follow the instructions provided with your proxy materials and on your proxy card or voting instruction card, to vote using the Internet and, when prompted, indicate that you agree to receive or access future stockholder communications electronically. Alternatively, you can go to www.proxyvote.com and enroll for online delivery of proxy materials. A stockholder’s election to receive proxy materials by mail or electronically by email will remain in effect until the stockholder terminates such election.

What is the purpose of the Annual Meeting?

At our Annual Meeting, stockholders will act upon the matters described in this Proxy Statement. In addition, following the meeting, management will report on current events at Geron and respond to questions from stockholders.

How can I participate in the Annual Meeting?

All stockholders are cordially invited to attend the Annual Meeting in person at the Company’s offices located at 149 Commonwealth Drive, Menlo Park, California 94025. For directions to attend the Annual Meeting, please contact our Investor Relations department at (650) 473-7765 or by email at investor@geron.com.

If you cannot attend the meeting in person, you may participate via telephone by dialing 877-303-9139 (U.S.); 760-536-5195 (international). The passcode is 68816558. We recommend that you dial in at least 10 minutes early to minimize any delay in joining the meeting. Participants joining via telephone will also have an opportunity to ask questions during the meeting.

The Annual Meeting will also be available via the Internet in a live audio-only webcast available at http://edge.media-server.com/m/p/h9gt9885. The audio webcast of the Annual Meeting will be available for replay approximately one hour following the live meeting through June 15, 2018. Since the webcast is audio-only, participants will be unable to ask questions in this forum.

Who can vote at the Annual Meeting?

Only holders of record at the close of business on March 19, 2018 (the “Record Date”) will be entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. At the close of business on the Record Date, we had 160,654,027 shares of common stock, par value $0.001 per share (“Common Stock”), outstanding. Each holder of record of Common Stock on the Record Date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting. The stock transfer books will not be closed between the Record Date and the Annual Meeting date. A list of stockholders entitled to vote at the Annual Meeting will be available for examination at our principal executive offices at the address listed above for a period of ten days prior to the Annual Meeting and during the Annual Meeting.

A quorum of stockholders is necessary to hold a valid meeting. In order to constitute a quorum and to transact business at the Annual Meeting, a majority of the outstanding shares of Common Stock on the Record Date must be represented at the Annual Meeting. Shares represented by proxies that reflect abstentions or “broker non-votes” will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum.

What am I voting on at the Annual Meeting? What is the Board’s recommendation on each of the proposals?

You are being asked to vote on four proposals, as follows:

Proposal Number	Proposal	Board Recommends
1	To elect the two nominees for director named in this Proxy Statement to hold office as Class I members of our Board of Directors until the 2021 annual meeting of stockholders.	FOR BOTH director nominees
2	To approve, on an advisory basis, the compensation of our named executive officers, as disclosed in this Proxy Statement.	FOR
3	To approve the Geron Corporation 2018 Equity Incentive Plan.	FOR
4	To ratify the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018.	FOR

How many votes are needed to approve each proposal? What is the effect of abstentions and broker non-votes on each of the proposals?

The following table summarizes the minimum vote needed to approve each proposal and the effect of abstentions and broker non-votes on each of the proposals:

Proposal Number	Proposal	Votes Required to Approve Proposal	Effect of Abstentions	Effect of Broker Non-Votes
1	To elect the two nominees for director named in this Proxy Statement to hold office as Class I members of our Board of Directors until the 2021 annual meeting of stockholders.

The two nominees receiving the most “FOR” votes properly cast in person or by proxy will be elected. Only votes “FOR” will affect the outcome of the vote; “WITHHOLD” votes will have no effect on the outcome of the vote. However, under our Corporate Governance Guidelines, any nominee for director is required to submit an offer of resignation for consideration by the Nominating and Corporate Governance Committee if such nominee for director receives a greater number of “WITHHOLD” votes from his or her election than votes “FOR” such election. In such case, the Nominating and Corporate Governance Committee will then consider all of the relevant facts and circumstances and recommend to the Board the action to be taken with respect to such offer of resignation.

			Not applicable	No effect
2	To approve, on an advisory basis, the compensation of our named executive officers, as disclosed in this Proxy Statement.	The affirmative vote of the holders of a majority of the shares having voting power present in person or represented by proxy at the Annual Meeting.	Against	No effect
3	To approve the Geron Corporation 2018 Equity Incentive Plan.	The affirmative vote of the holders of a majority of the shares having voting power present in person or represented by proxy at the Annual Meeting.	Against	No effect
4	To ratify the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018.	The affirmative vote of the holders of a majority of the shares having voting power present in person or represented by proxy at the Annual Meeting.	Against	Not applicable(1)
(1)

This proposal is considered to be a “routine” matter under NYSE rules. Accordingly, if you hold your shares in street name and do not provide voting instructions to your broker, bank or other agent that holds your shares, your broker, bank or other agent has discretionary authority under NYSE rules to vote your shares on this proposal. For more information, see “If I am a beneficial owner of shares held in street name and I do not provide my broker or bank with my voting instructions, what happens?” and “What are broker non-votes?” below.

What are the choices in voting?

For Proposal 1, you may either vote “FOR” both nominees to the Board of Directors or you may “WITHHOLD” your vote for both nominees or any nominee you specify. For Proposals 2, 3 and 4, you may vote “FOR” the proposal or “AGAINST” the proposal or “ABSTAIN” from voting on the proposal.

Could other matters be decided at the Annual Meeting?

Our Bylaws require that we receive advance notice of any proposal to be brought before the Annual Meeting by our stockholders, and we have not received notice of any such proposals. If any other matter were to be properly submitted for a vote at the Annual Meeting, the proxy holders appointed by the Board will have the discretion to vote on those matters for you as they see fit. This includes, among other things, considering any motion to adjourn the Annual Meeting to another time and/or place, including for the purpose of soliciting additional proxies for or against a given proposal.

How do I vote my shares and what are the voting deadlines?

Please refer to the proxy card for instructions on, and access information for, voting by telephone, over the Internet or by mail.

Stockholder of Record: Shares Registered In Your Name

You are a stockholder of record if, on the Record Date, your shares were registered directly in your name with our transfer agent, Computershare Trust Company, N.A. As a stockholder of record, there are several ways for you to vote your shares.

•

Via the Internet. You may vote at www.proxyvote.com, 24 hours a day, seven days a week. You will need the 16-Digit Control Number included on your Notice or your proxy card (if you received a printed copy of the proxy materials). Votes submitted through the Internet must be received by 11:59 p.m., Eastern Time, on May 14, 2018.

•

By Telephone. You may vote using a touch-tone telephone by calling 1-800-690-6903, 24 hours a day, seven days a week. You will need the 16-Digit Control Number included on your Notice or your proxy card (if you received a printed copy of the proxy materials). Votes submitted by telephone must be received by 11:59 p.m., Eastern Time, on May 14, 2018.

•

By Mail. If you received printed proxy materials, you may submit your vote by completing, signing, and dating each proxy card received and returning it in the postage-paid envelope. Sign your name exactly as it appears on the proxy card. Proxy cards submitted by mail must be received no later than May 14, 2018 to be voted at the Annual Meeting.

•	During the Annual Meeting. Stockholders may also submit their vote if they attend the Annual Meeting in person.

The Internet and telephone voting procedures described above, which comply with Delaware law, are designed to authenticate stockholders’ identities, to allow stockholders to vote their shares, and to confirm that their instructions have been properly recorded. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

You are a beneficial owner, if on the Record Date, your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization and not in your name. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. Being a beneficial owner means that, like most stockholders, your shares are held in “street name” and these proxy materials are being forwarded to you by that organization.

As a beneficial owner, you should have received a Notice or voting instructions from the broker or other nominee holding your shares. You should follow the instructions in the Notice or voting instructions provided by your broker or nominee in order to instruct your broker or other nominee on how to vote your shares. The availability of telephone and Internet voting will depend on the voting process of the broker or nominee. Please contact your bank, broker or other agent if you have questions about their instructions on how to vote your shares. To vote in person at the 2018 Annual Meeting, you must obtain a valid proxy from your broker, bank, or other agent, and attend the meeting in person to submit your vote.

If you do not provide your broker or bank with instructions on how to vote your shares, your broker or bank will be able to vote your shares with respect to the ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018 (Proposal 4). For more information, see “If I am a beneficial owner of shares held in street name and I do not provide my broker or bank with my voting instructions, what happens?” and “What are broker non-votes?” below.

Geron Plan Participants

As trustee of the Geron 401(k) Plan, Prudential Bank and Trust FSB will receive a proxy that incorporates all the shares owned by the Geron 401(k) Plan and will vote such proxy as directed by the Geron 401(k) sponsor.

If you purchased through the 1996 Employee Stock Purchase Plan and the 2014 Employee Stock Purchase Plan and your shares are held in the name of a broker, please refer to the discussion above under “Beneficial Owner: Shares Registered in the Name of a Broker or Bank.”

If I am a shareholder of record and I do not vote, or if I return a proxy card or otherwise vote without giving specific voting instructions, what happens?

If you are a stockholder of record and you do not specify your vote on each proposal individually when voting via the Internet, over the telephone or if you sign and return a proxy card without giving specific voting instructions, then your shares will be voted in line with the Board recommendations above as described under “What am I voting on at the Annual Meeting? What is the Board’s recommendation on each of the proposals?” If any other matter is properly presented at the 2018 Annual Meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

If I am a beneficial owner of shares held in street name and I do not provide my broker or bank with my voting instructions, what happens?

If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, and you do not instruct your broker, bank or other agent how to vote your shares, your broker, bank or other agent may still be able to vote your shares in its discretion. In this regard, under the rules of the New York Stock Exchange (NYSE), brokers, banks and other securities intermediaries that are subject to NYSE rules may use their discretion to vote your “uninstructed” shares with respect to matters considered to be “routine” under NYSE rules, but not with respect to “non-routine” matters. In this regard, Proposals 1, 2 and 3 are considered to be “non-routine” under NYSE rules meaning that your broker may not vote your shares on those proposals in the absence of your voting instructions. However, Proposal 4 is considered to be a “routine” matter under NYSE rules meaning that if you do not return voting instructions to your broker by its deadline, your shares may be voted by your broker in its discretion on Proposal 4.

If you are a beneficial owner of shares held in street name, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.

What are broker non-votes?

As discussed above, when a beneficial owner of shares held in street name does not give voting instructions to his or her broker, bank or other securities intermediary holding his or her shares as to how to vote on matters deemed to be “non-routine” under NYSE rules, the broker, bank or other such agent cannot vote the shares. These un-voted shares are counted as “broker non-votes.” Proposals 1, 2 and 3 are considered to be “non-routine” under NYSE rules and we therefore expect broker non-votes to exist in connection with those proposals.

As a reminder, if you are a beneficial owner of shares held in street name, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.

Can I revoke or change my vote after I submit my proxy?

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may revoke or change your vote at any time before the final vote at the Annual Meeting by:

•	signing and returning a new proxy card with a later date;
•	submitting a later-dated vote by telephone or via the Internet — only your latest Internet or telephone proxy received by 11:59 p.m., Eastern Time, on May 14, 2018, will be counted;
•	attending the Annual Meeting in person and voting again; or
•	delivering a written revocation to our Corporate Secretary at Geron’s offices, 149 Commonwealth Drive, Suite 2070, Menlo Park, California 94025, before the Annual Meeting.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If you are a beneficial owner of your shares, you must contact the broker or other nominee holding your shares and follow their instructions for revoking or changing your vote.

How will your proxy be counted?

Votes will be counted by the Inspector of Election appointed for the Annual Meeting, who will separately count “FOR,” “WITHHOLD” and broker non-votes with respect to Proposal 1 regarding the election of directors, and, with respect to Proposals 2, 3 and 4, “FOR” and “AGAINST” votes, abstentions and broker non-votes.

Is my vote confidential?

Yes. Proxy cards, ballots and voting tabulations that identify stockholders by name are kept confidential. There are exceptions for contested proxy solicitations or when necessary to meet legal requirements. In addition, all comments written on a proxy card or elsewhere will be forwarded to management, but your identity will be kept confidential unless you ask that your name be disclosed.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published by Geron in a Current Report on Form 8-K, filed with the SEC, that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Annual Meeting, we intend to file a Current Report on Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Current Report on Form 8-K to publish the final results.

Who is paying for this proxy solicitation?

We will pay the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this Proxy Statement, the proxy card and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others to forward to such beneficial owners. In addition, we may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. The original solicitation of proxies by mail may be supplemented by solicitation by mail, telephone or other electronic means, or in person, by our directors, officers, or other regular employees, or at our request, by Alliance Advisors, LLC. No additional compensation will be paid to directors, officers or other regular employees for such services, but Alliance Advisors will be paid its customary fee, estimated to be $6,000, to render solicitation services.

When are stockholder proposals due for next year’s Annual Meeting?

See the sub-section entitled “Stockholder Nominations and Proposals for 2019 Annual Meeting” under the section entitled “Other Matters.”

How can I obtain a copy of Geron’s Annual Report on Form 10-K?

We will mail to you without charge, upon written request, a copy of our Annual Report on Form 10-K filed with the SEC for the fiscal year ended December 31, 2017, as well as a copy of any exhibit specifically requested. Requests should be sent to: Corporate Secretary, Geron Corporation, 149 Commonwealth Drive, Suite 2070, Menlo Park, California 94025. A copy of our Annual Report on Form 10-K has also been filed with the SEC and may be accessed from the SEC’s homepage (www.sec.gov). You may also view and download our 2017 Annual Report on Form 10-K on our website at www.geron.com as well as www.proxyvote.com.

What is householding and how does it affect me?

Some brokers and other nominee record holders may be participating in the practice of “householding” proxy statements. This means that only one copy of this Proxy Statement and 2017 Annual Report on Form 10-K or the Notice may have been sent to multiple stockholders in a stockholder’s household. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive separate copies of the proxy statement, annual report or the notice of internet availability of proxy materials, please notify your broker or our Investor Relations department. We will promptly deliver copies of the Proxy Statement and our 2017 Annual Report on Form 10-K or the Notice to any stockholder who contacts our Investor Relations department at (650) 473-7765 or by mail addressed to Investor Relations, Geron Corporation, 149 Commonwealth Drive, Suite 2070, Menlo Park, California 94025, requesting such copies. If you receive multiple copies of the proxy statement and annual report at your household and would like to receive a single copy of the proxy statement and annual report for your household in the future, you should contact your broker, other nominee record holder, or our Investor Relations department to request a single copy of the proxy statement and annual report.

MATTERS TO BE CONSIDERED AT THE 2018 ANNUAL MEETING

PROPOSAL 1

ELECTION OF DIRECTORS

Board Structure

Our Board currently consists of seven directors, six of whom are “independent,” as that term is defined by Nasdaq Rule 5602(a)(2), and one of whom is an executive officer of the Company. Our Bylaws provide for the classification of the Board into three classes, as nearly equal in number as possible, with staggered terms of office so that one class of the Board is elected annually, and each class of directors stands for election every three years. Our Bylaws also provide that upon expiration of the term of office for a class of directors, nominees for such class will be elected for a term of three years or until their successors are duly elected and qualified.

The term of office of the Class I directors, John A. Scarlett, M.D.; and Robert J. Spiegel, M.D., FACP will expire at the Annual Meeting in May 2018. Proxies may only be voted for the two Class I directors nominated for election at the Annual Meeting. The Class II directors, Hoyoung Huh, M.D., Ph.D., and Daniel M. Bradbury have one year remaining on their terms of office. The Class III directors, Karin Eastham; V. Bryan Lawlis, Ph.D.; and Susan Molineaux, Ph.D., have two years remaining on their terms of office.

The following table provides summary information about each director nominee and continuing director as of January 31, 2018:

			Committee Memberships
Name and Principal Position	Age	Independent	AC	CC	NG	Other Public Boards
2018 Director Nominees:
John A. Scarlett, M.D.	66	No				2
President and Chief Executive Officer
Robert J. Spiegel, M.D., FACP	68	Yes		C		2
Independent Director
Continuing Directors:
Daniel M. Bradbury	56	Yes	M, FE		M	2
Independent Director
Hoyoung Huh, M.D., Ph.D.	48	Yes			M	2
Chairman of the Board
Independent Director
Karin Eastham	68	Yes	C, FE	M		2
Retired C.P.A.
Independent Director
V. Bryan Lawlis, Ph.D.	66	Yes	M	M		2
Independent Director
Susan M. Molineaux, Ph.D.	64	Yes			C	2
President, Chief Executive Officer and
Director, Calithera Biosciences, Inc.
Independent Director

AC: Audit Committee	C: Chair

CC: Compensation Committee	M: Member

NG: Nominating and Corporate Governance Committee	FE: Financial Expert

NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS

For a Three-Year Term Expiring at the

2021 Annual Meeting

The Board has selected two nominees for Class I directors, both of whom are currently directors of Geron and were previously elected by the stockholders.

Set forth below is a brief biography of each nominee for Class I director, the periods during which they have served as a director of Geron, and information furnished by them as to principal occupations and public company directorships held by them. The biographies below also include a discussion of the specific experience, qualifications, attributes or skills of each nominee that led the Nominating and Corporate Governance Committee and the Board to conclude, as of the date of this Proxy Statement, that each nominee for Class I director should continue to serve as a director. Each person nominated for election has consented to being named as a nominee in this Proxy Statement and has agreed to serve if elected, and the Board has no reason to believe that any nominee will be unable to serve.

Class I Director Nominees (Term Expiring at the 2021 Annual Meeting)

John A. Scarlett, M.D.

Experience

Dr. Scarlett has served as our Chief Executive Officer and a director since joining Geron in September 2011 and President since January 2012. Dr. Scarlett also serves as a director for Chiasma, Inc., a biopharmaceutical company focused on transforming injectable drugs into oral medications, since February 2015, and CytomX Therapeutics, Inc., an oncology-oriented company, since June 2016. Prior to joining Geron, Dr. Scarlett served as President, Chief Executive Officer and a member of the board of directors of Proteolix, Inc., a privately-held, oncology-oriented biopharmaceutical company, from February 2009 until its acquisition by Onyx Pharmaceuticals, Inc., an oncology-oriented biopharmaceutical company, in November 2009. From February 2002 until its acquisition by Ipsen, S.A. in October 2008, Dr. Scarlett served as the Chief Executive Officer and a member of the board of directors of Tercica, Inc., an endocrinology-oriented biopharmaceutical company, and also as its President from February 2002 through February 2007. From March 1993 to May 2001, Dr. Scarlett served as President and Chief Executive Officer of Sensus Drug Development Corporation. In 1995, he co-founded Covance Biotechnology Services, Inc., a contract biopharmaceutical manufacturing operation, and served as a member of its board of directors from inception to 2000. From 1991 to 1993, Dr. Scarlett headed the North American Clinical Development Center and served as Senior Vice President of Medical and Scientific Affairs at Novo Nordisk Pharmaceuticals, Inc., a wholly-owned subsidiary of Novo Nordisk A/S. Dr. Scarlett received his B.A. degree in chemistry from Earlham College and his M.D. from the University of Chicago, Pritzker School of Medicine.

Qualifications

As the only management representative on the Board, Dr. Scarlett brings management’s perspective to the Board’s discussions about Geron’s business and strategic direction. In addition, the Board believes Dr. Scarlett’s deep understanding of what makes businesses work effectively and efficiently, as well as his medical background and extensive drug development experience, provide valuable insights to the Board.

Serving as a director for other publicly-held biopharmaceutical companies provides Dr. Scarlett with alternate viewpoints on business strategy and board decision-making, which we believe enhances his contributions to our Board. Dr. Scarlett has demonstrated his ability to dedicate sufficient time and focus on his duties as a member of our Board and attended 100% of the Board meetings in 2017. In accordance with our Board’s standard practice, Dr. Scarlett reviews scheduled Board meeting dates a year in advance to confirm availability to participate and attend all our Board meetings, and prioritizes Geron’s meetings over Chiasma and CytomX board meetings. Accordingly, the Board and the Nominating and Corporate Governance Committee believe that Dr. Scarlett should be re-elected to serve as a director based on his business and medical expertise acquired in successfully holding executive and leadership positions in biotechnology companies, and his demonstrated reliability and commitment to service on our Board.

Robert J. Spiegel, M.D., FACP

Experience

Dr. Spiegel has served as a director of Geron since May 2010. Dr. Spiegel currently serves as an Associate Professor at the Weill Cornell Medical School. He is also a director of Edge Therapeutics, Inc., a biotechnology company, since August 2013; and Sucampo Pharmaceuticals, Inc., a biopharmaceutical company, since January 2015. He served as a director for Avior Computing Corporation, a privately-held governance risk and compliance process technology company, from October 2011 to November 2017; Talon Therapeutics, Inc., a biopharmaceutical company, from July 2010 to July 2013; Capstone Therapeutics Corp., a biotechnology company, from May 2010 to January 2012; the Cancer Institute of New Jersey from 1999 to 2009; and Cancer Care New Jersey from 1995 to 2011. From March 2011 to April 2016, Dr. Spiegel served as Chief Medical Officer of PTC Therapeutics, Inc., a biopharmaceutical company focused on discovering and developing treatments for rare disorders. In 2009, after 26 years with the Schering-Plough Corporation (now Merck & Co.), a global healthcare company, Dr. Spiegel retired as Chief Medical Officer and Senior Vice President of the Schering-Plough Research Institute, the pharmaceutical research arm of the Schering-Plough Corporation. His career at Schering-Plough involved various positions, including Director of clinical research for oncology, Vice President of clinical research, and Senior Vice President of worldwide clinical research. Following a residency in internal medicine, Dr. Spiegel completed a fellowship in medical oncology at the National Cancer Institute, and from 1981 to 1999 he held academic positions at the National Cancer Institute and New York University Cancer Center. Dr. Spiegel holds a B.A. from Yale University and an M.D. from the University of Pennsylvania.

Qualifications

The Board believes Dr. Spiegel’s extensive medical experience developing oncology products, his deep understanding of pharmaceutical research and development, and broad expertise in gaining regulatory approval for drug candidates, enhances the Board’s ability to critically assess the progress and potential of imetelstat, and qualifies Dr. Spiegel to be re-elected to serve as a director.

Vote Required and Board Recommendation

Directors are elected by a plurality of the votes of the holders of shares present in person or represented by proxy at the meeting. Each of the two nominees receiving the highest number of “FOR” votes properly cast in person or by proxy at the meeting will be elected as a Class I director of Geron. In tabulating the voting results for the election of directors, only “FOR” and “WITHHOLD” votes and broker non-votes are counted. “WITHHOLD” votes and broker non-votes will not have any effect on the outcome of the election. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee will instead will be voted for the election of a substitute nominee, if any, proposed by the Nominating and Corporate Governance Committee and the Board.

Although the election of directors at the Annual Meeting is uncontested and directors are elected by a plurality of votes cast, and we therefore expect that each of the named nominees for director will be elected at the Annual Meeting, under our Corporate Governance Guidelines, any nominee for director is required to submit an offer of resignation for consideration by the Nominating and Corporate Governance Committee if such nominee for director (in an uncontested election) receives a greater number of “WITHHOLD” votes from his or her election than votes “FOR” such election. In such case, the Nominating and Corporate Governance Committee will then consider all of the relevant facts and circumstances and recommend to the Board the action to be taken with respect to such offer of resignation. Promptly following the Board’s decision, we would disclose that decision and an explanation of such decision in a filing with the SEC or a press release.

The Board of Directors Unanimously Recommends That Stockholders

Vote FOR the Election of Both Nominees to the Board of Directors

MEMBERS OF THE BOARD OF DIRECTORS CONTINUING IN OFFICE

Set forth below is a brief biography of each continuing director composing the remainder of the Board with terms expiring as shown, including the periods during which they have served as a director of Geron, and information furnished by them as to principal occupations and public company directorships held by them. The biographies below also include a discussion of the specific experience, qualifications, attributes or skills of each continuing director that led the Nominating and Corporate Governance Committee and the Board to conclude, as of the date of this Proxy Statement, that the applicable director should continue to serve as a director.

Class II Directors (Term Expiring at the 2019 Annual Meeting)

Hoyoung Huh, M.D., Ph.D.

Experience

Dr. Huh has been the Chairman of the Board since September 2011, served as our interim Executive Chairman from February 2011 to September 2011, and has served as a director of Geron since May 2010. He is also Chairman of the board of directors of CytomX Therapeutics, Inc., an oncology-oriented company, since February 2012, and a director of Rezolute, Inc. (formerly AntriaBio, Inc.), a biopharmaceutical company focused on developing therapies for diabetes, since January 2013. Additionally, Dr. Huh serves as a member of the boards of directors of several privately-held companies. Dr. Huh served as a director of ADDEX Pharmaceuticals, a pharmaceutical discovery and development company, from May 2011 to May 2014; as Chairman of the board of directors of BiPar Sciences, Inc., a wholly-owned subsidiary of Sanofi-Aventis, a global pharmaceutical company, from February 2008 to December 2011; as a director of Facet Biotech, a wholly-owned subsidiary of Abbott, a global, broad-based health care company, from September 2009 to April 2010; and as a director of Nektar Therapeutics, a clinical-stage biopharmaceutical company, from February 2008 to May 2009. Dr. Huh has held several senior management positions in the biopharmaceutical industry, including President and Chief Executive Officer at BiPar and Chief Operating Officer and Senior Vice President of Business Development and Marketing at Nektar. Prior to Nektar, Dr. Huh was a partner at McKinsey & Company, a global management consulting firm, where he was in the biotechnology and biopharmaceutical sectors. Prior to McKinsey, he held positions as a physician and researcher at Cornell University Medical College and Sloan-Kettering Cancer Center. Dr. Huh holds an A.B. in biochemistry from Dartmouth College and an M.D. and Ph.D. in genetics and cell biology from Cornell University Medical College and Sloan-Kettering Institute.

Qualifications

The Board believes Dr. Huh’s management and operational experience as President and Chief Executive Officer of BiPar Sciences and Chief Operating Officer of Nektar Therapeutics, his significant expertise in implementing strategic and line management initiatives at McKinsey and his knowledge of biotechnology and pharmaceutical collaborations, qualifies Dr. Huh to serve as a director and Chairman of the Board.

Daniel M. Bradbury

Experience

Mr. Bradbury has served as a director of Geron since September 2012. He also serves as a member of the boards of directors of Corcept Therapeutics Incorporated, a company focused on the discovery and development of drugs that regulate the effects of cortisol, since October 2012 and Intercept Pharmaceuticals, Inc., a biopharmaceutical company focused on the development and commercialization of novel therapeutics for non-viral liver diseases, since July 2016. Additionally, Mr. Bradbury serves on the boards of directors of several privately-held companies. Mr. Bradbury also served as a member of the boards of directors of BioMed Realty Trust, Inc., a real estate investment trust, from January 2013 to January 2016 and Illumina, Inc., a manufacturer of life science tools and reagents, from January 2004 to May 2017. Mr. Bradbury is also a member of the board of trustees of the Keck Graduate Institute. He also serves as an advisory board member for the University of California San Diego, Rady School of Management’s Deans Advisory Board and the BioMed Ventures

Advisory Committee. Mr. Bradbury held several senior positions at Amylin Pharmaceuticals, Inc., a biopharmaceutical company focused on diabetes and metabolic disorders, including Chief Executive Officer from March 2007 until its acquisition by Bristol-Myers Squibb Company in August 2012. In addition, Mr. Bradbury served as a member of the board of directors of Amylin from June 2006 until August 2012. Prior to joining Amylin, he spent ten years at SmithKline Beecham Pharmaceuticals, a pharmaceutical company, holding a number of sales and marketing positions. He received a Bachelor of Pharmacy from Nottingham University and a Diploma in Management Studies from Harrow and Ealing Colleges of Higher Education in the United Kingdom.

Qualifications

Mr. Bradbury brings significant experience in leadership positions at biopharmaceutical companies, making his perspective on the pharmaceutical industry and healthcare related issues valuable to Geron’s Board. The Board believes that Mr. Bradbury’s extensive experience in the biopharmaceutical industry, together with his experience in the research, development and commercialization of pharmaceutical drug products, qualifies Mr. Bradbury to serve as a director.

Class III Directors (Term Expiring at the 2020 Annual Meeting)

Karin Eastham

Experience

Ms. Eastham has served as a director of Geron since March 2009. Ms. Eastham also serves as a member of the boards of directors of Illumina, Inc., a manufacturer of life science tools and reagents, since July 2004; and Veracyte, Inc., a molecular diagnostics company, since December 2012. Ms. Eastham also served as a director of MorphoSys AG, a Frankfurt Stock Exchange-listed biotechnology company, from May 2012 to May 2017; Trius Therapeutics, Inc., a biopharmaceutical company, from 2009 until its sale in 2013; Amylin Pharmaceuticals, Inc., a biopharmaceutical company focused on diabetes and metabolic disorders, from 2005 until its sale in 2012; and Genoptix, Inc., a provider of specialized laboratory services, from 2008 until its sale in 2011. From 1976 until her retirement in September 2008, Ms. Eastham has held several senior management positions in finance in the biopharmaceutical industry, including with the Burnham Institute for Medical Research, a non-profit corporation engaged in basic biomedical research; Diversa Corporation, a biotechnology company; CombiChem, Inc., a computational chemistry company; Cytel Corporation, a biopharmaceutical company; and Boehringer Mannheim Corporation, a biopharmaceutical company. Ms. Eastham holds a B.S. and an M.B.A. from Indiana University and is a retired Certified Public Accountant.

Qualifications

The Board believes Ms. Eastham’s understanding of biotechnology companies, combined with her business leadership and financial experience, her contributions to the Board’s understanding of corporate governance and strategy for life science companies through her experience as a director in the biopharmaceutical industry, and her extensive senior management experience in the biopharmaceutical industry, particularly in key corporate finance and accounting positions, provides important perspectives to the Board. In addition, the Board believes Ms. Eastham’s financial expertise and deep business experience, as well as her demonstrated commitment to our Board and her extensive knowledge of Geron’s business and strategies, based on her service on Geron’s Board since 2009 qualifies her to serve as director.

V. Bryan Lawlis, Ph.D.

Experience

Dr. Lawlis has served as a director of Geron since March 2012. He also serves as a member of the boards of directors of BioMarin Pharmaceutical, Inc., a biopharmaceutical company specializing in rare genetic diseases, since June 2007; Coherus BioSciences, Inc., a biologics platform company specializing in biosimilars, since May 2014; and several privately-held biotechnology companies. From August 2013 to September 2014, Dr. Lawlis served as a member of the board of directors of KaloBios Pharmaceuticals, Inc., a biopharmaceutical company. Dr. Lawlis was also the President and Chief Executive Officer of Itero Biopharmaceuticals LLC, a privately-held, early stage biopharmaceutical company that he co-founded, from 2006 to 2011, and has served as an advisor to Phoenix Venture Partners, a venture capital firm specializing in manufacturing technologies, since October 2015. Dr. Lawlis has held several senior management positions in the biopharmaceutical industry, including President and Chief Executive Officer of Aradigm Corporation, a specialty drug company focused on drug delivery technologies, and President and Chief Executive Officer of Covance Biotechnology Services, a contract biopharmaceutical manufacturing operation, which he co-founded. Dr. Lawlis holds a B.A. in microbiology from the University of Texas at Austin and a Ph.D. in biochemistry from Washington State University.

Qualifications

The Board believes Dr. Lawlis’ extensive experience in manufacturing biotechnology and other pharmaceutical products, as well as his expertise in the research and development of drug products and in the management and conduct of clinical trials and drug regulatory processes, qualifies Dr. Lawlis to serve as a director.

Susan M. Molineaux, Ph.D.

Experience

Dr. Molineaux has served as a director of Geron since September 2012. Dr. Molineaux has been Chief Executive Officer and President of Calithera Biosciences, Inc., a biotechnology company developing oncology therapeutics, since co-founding the company in June 2010. She also serves as a member of the board of directors of Theravance Biopharma, Inc., a biopharmaceutical company located in South San Francisco, since April 2015, where she is a member of the Sciences and Technology Committee, and as a Scientific Advisor to Lightstone Ventures, a private life sciences investment company, since September 2016. Prior to Calithera, Dr. Molineaux co-founded Proteolix, Inc., a privately-held oncology-oriented biopharmaceutical company, where she served as Chief Scientific Officer from December 2003 until December 2005 and from February 2009 until November 2009, and as President and Chief Executive Officer from January 2006 until February 2009, until the company’s acquisition by Onyx Pharmaceuticals, Inc., a global oncology-oriented biopharmaceutical company, in November 2009. Previously, Dr. Molineaux held several senior management positions in the biopharmaceutical industry, including Vice President of Biology at Rigel Pharmaceuticals, Inc., a biopharmaceutical company focused on inflammatory and autoimmune diseases; Vice President of Biology at Praelux, Inc., a biopharmaceutical company; and Vice President of Drug Development at Praecis Pharmaceuticals, Inc., an oncology-focused biopharmaceutical company. Dr. Molineaux holds a B.S. in biology from Smith College, a Ph.D. in molecular biology from Johns Hopkins University, and completed a postdoctoral fellowship at Columbia University.

Qualifications

Dr. Molineaux has demonstrated her ability to dedicate sufficient time and focus on her duties as a director of Geron, including her role as Chair of our Nominating and Corporate Governance Committee. As President and director of Calithera, Dr. Molineaux does not serve on any Calithera board committees, and accordingly serves only on board committees for Geron and Theravance. In the past year, Dr. Molineaux has attended at least 75% of the meetings for Geron’s Board and Geron’s Nominating and Corporate Governance

Committee. Dr. Molineaux’s duties on Theravance’s Science and Technology Committee are limited in scope and therefore our Board believes that her membership on that committee does not interfere with her ability to reliably devote time to Geron’s Board, as well as Geron’s Nominating and Corporate Governance Committee. In accordance with our Board’s standard practice, Dr. Molineaux reviews scheduled Geron Board and committee meeting dates a year in advance to confirm availability to participate and attend all Board and committee meetings. All the companies for which she serves as a director are located in the San Francisco Bay Area, enabling her to travel and regularly attend Geron’s Board and committee meetings. Dr. Molineaux does not serve on the board of any privately-held companies.

The Board believes Dr. Molineaux’s extensive experience in pharmaceutical and oncology drug development, and her expertise in managing and conducting clinical trials, qualifies Dr. Molineaux to be a director of the Company. The Board and the Nominating and Corporate Governance Committee also believe that Dr. Molineaux provides great value to the Board and contributes significantly to discussions and decision-making. Dr. Molineaux has extensive experience in the biotechnology industry, with current executive experience at Calithera. Accordingly, the Board believes that Dr. Molineaux’s contributions as director are substantial, based upon her business and scientific expertise acquired in successfully holding executive and leadership positions in biotechnology companies, and her demonstrated reliability and commitment to service on our Board and Nominating and Corporate Governance Committee. Dr. Molineaux’s knowledge of the biotechnology industry and business, and healthcare related issues, combined with her experience as the chief executive officer of a public company, qualifies her to serve as a director.

BOARD LEADERSHIP AND GOVERNANCE

We have an ongoing commitment to excellence in corporate governance and business practices. In furtherance of this commitment, we regularly monitor developments in the area of corporate governance and review our processes, policies and procedures in light of such developments. Key information regarding our corporate governance initiatives can be found on the Corporate Governance page under the Investor Relations section of our website at www.geron.com, including our Corporate Governance Guidelines, Code of Conduct, Insider Trading Policy and the charters for our Audit, Compensation and Nominating and Corporate Governance committees. We believe that our corporate governance policies and practices, including the substantial percentage of independent directors on our board of directors and the leadership of our independent Board Chair, empower our independent directors to effectively oversee our management—including the performance of our Chief Executive Officer—and provide an effective and appropriately balanced board governance structure.

Corporate Governance Guidelines

Our Board has adopted Corporate Governance Guidelines that set forth key principles to guide the operation of the Board and its committees in the exercise of their responsibilities to serve the interests of Geron and our stockholders. The current form of the Corporate Governance Guidelines can be found on the Corporate Governance page under the Investor Relations section of our website at www.geron.com. In addition, these guidelines are available in print to any stockholder who requests a copy. Please direct all requests to our Corporate Secretary, Geron Corporation, 149 Commonwealth Drive, Suite 2070, Menlo Park, California 94025.

Board Independence

In accordance with Nasdaq listing standards and Geron’s Corporate Governance Guidelines, a majority of the members of our board of directors must qualify as “independent” as defined by Nasdaq Rule 5605(a)(2). In keeping with these guidelines, a member of our Board may serve as a director of another company only to the extent such position does not conflict or interfere with such person’s service as a director of Geron. The Board consults with our counsel to ensure that the Board’s determinations regarding Board independence are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of Nasdaq, as in effect from time to time.

Consistent with these considerations, our Board has determined affirmatively that Dr. Robert Spiegel, M.D., FACP, a nominee for election at the Annual Meeting, and all current and continuing directors, with the exception of Dr. Scarlett, are independent with the meaning of the Nasdaq listing standards. Dr. Scarlett, who is our President and Chief Executive Officer and a nominee for election at the Annual Meeting, is the sole non-independent director, and the Board regularly meets in executive sessions outside the presence of Dr. Scarlett.

There are no family relationships between any director and any of our executive officers. There are no arrangements or agreements relating to compensation provided by a third party to any member of our Board, including current nominees for director, in connection with their candidacy or board service to us.

Board Leadership Structure

The Board has an independent Chair, Dr. Huh, who has the authority, among other things, to call and preside over Board meetings, including meetings of the independent directors, to set meeting agendas and to determine materials to be distributed to the Board. Accordingly, the Board Chair has substantial ability to shape the work of the Board. We believe that separation of the positions of Board Chair and Chief Executive Officer reinforces the independence of the Board in its oversight of the business and affairs of Geron. As a result, we believe that having an independent Board Chair enhances the effectiveness of the Board. We believe that having a separate Board Chair and Chief Executive Officer creates an environment that enables the Board to have insightful and objective evaluation and oversight of management’s performance and to determine whether management’s actions are in the best interests of Geron and our stockholders.

In accordance with our Corporate Governance Guidelines, if the Board appoints a Board Chair who does not qualify as an independent director, the Board will then appoint a Lead Independent Director.

Board Committees and Meetings

It is Geron’s policy to encourage directors to attend annual meetings of stockholders. All of our current directors attended our 2017 Annual Meeting. During the fiscal year ended December 31, 2017, the Board held seven meetings. The Board has an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee. During the fiscal year ended December 31, 2017, each of the directors attended at least 75% of the aggregate number of meetings of the Board and the committees on which the director served during the portion of the last fiscal year for which he or she was a director or committee member.

Below is a description of each committee of the Board. Each of the committees has authority to engage and determine the compensation for legal counsel or other experts or consultants, as it deems appropriate, to assist with fulfilling its responsibilities. The Board has determined that each member of each committee meets the applicable Nasdaq and SEC rules and regulations regarding “independence” and that each member is free of any relationship that would impair his or her individual exercise of independent judgement with regard to Geron.

Audit Committee

The Audit Committee operates under a written charter that satisfies the applicable standards of the SEC and Nasdaq. A copy of the Audit Committee charter is available on our website at www.geron.com. The Audit Committee held eight meetings in 2017 and acted once by unanimous written consent. The Audit Committee’s responsibilities include:

•	appointing or terminating, approving the compensation of, and assessing the qualifications, performance and independence of our independent registered public accounting firm;
•	pre-approving audit and permissible non-audit services and the terms of such services to be provided by our independent registered public accounting firm;

•	reviewing the plan and scope of the annual audit of financial statements with the independent registered public accounting firm and members of management;
•

reviewing and discussing with management and/or the independent registered public accounting firm, prior to public disclosure, our annual and quarterly financial statements and related disclosures in our Forms 10-K, Forms 10-Q, and earnings press releases, including critical accounting policies and practices used by us and information contained in “Management’s Discussion and Analysis of Financial Condition and Results of Operations;”

•

recommending to the Board, based upon the Audit Committee’s review and discussions with management and the independent registered public accounting firm, whether our audited financial statements shall be included in our Annual Report on Form 10-K;

•

monitoring our internal control over financing reporting and disclosure controls and procedures, including reviewing management’s assessment and disclosures related to any significant changes, material weaknesses or significant deficiencies;

•	overseeing compliance with legal and regulatory requirements as they relate to our financial statements and accounting matters, including our insider trading compliance program;
•	establishing policies and procedures for the receipt and retention of whistleblower complaints and concerns and overall compliance with our Code of Conduct;
•	preparing the audit committee report required by the SEC to be included in our annual proxy statement;
•	reviewing and approving or ratifying any related party transactions; and
•	overseeing financial and operation risk exposures and the actions management has taken to limit, monitor and control such exposures.

The Board has determined that all of the members of the Audit Committee are financially literate and that two members of the Audit Committee, Ms. Eastham and Mr. Bradbury, have accounting and financial management expertise that qualifies each as an “Audit Committee Financial Expert,” as such term is defined in Item 407(d)(5) of Regulation S-K promulgated by the SEC. See more information about the Audit Committee in the section entitled “Audit Committee Report.”

Compensation Committee

The Compensation Committee operates under a written charter that satisfies the applicable standards of the SEC and Nasdaq. A copy of the Compensation Committee charter is available on our website at www.geron.com. The charter of the Compensation Committee allows it to delegate responsibilities to a subcommittee of the Compensation Committee, but only to the extent consistent with our certificate of incorporation, Bylaws, Nasdaq rules and Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). The Compensation Committee held five meetings in 2017 and acted once by unanimous written consent. The Compensation Committee’s responsibilities include:

•	establishing and overseeing our executive compensation philosophy and strategy;
•

reviewing and approving the terms of any employment agreements, severance arrangements, change in control protections and other compensatory arrangements for our executive officers, including our Chief Executive Officer;

•	annually reviewing and recommending to the Board corporate goals and objectives relevant to the compensation of our executive officers, including our Chief Executive Officer;
•

reviewing and approving, or making recommendation to the Board with respect to, the compensation of our executive officers, including our Chief Executive Officer, based upon an annual evaluation of each individual’s performance;

•

overseeing and administering our cash and equity incentive plans, including establishing policies and procedures for the grant of equity-based awards and approving, or making recommendation to the full Board with respect to, the grant of such equity-based awards;

•

appointing, compensating and overseeing the work of any compensation and benefits consultants, legal counsel or other experts or advisors retained by the Compensation Committee, including an independence assessment as outlined by Nasdaq rules;

•	reviewing and discussing with management our compensation discussion and analysis disclosure to be included in our annual proxy statement;
•	reviewing and making recommendations to our Board regarding non-employee director compensation; and
•	reviewing and assessing the potential impact of our compensation practices on enterprise risk.

For information on the Compensation Committee’s processes and procedures on the consideration and determination of executive compensation, see the sub-section entitled “Compensation Discussion and Analysis – Role of the Compensation Committee.” For information on the Compensation Committee’s processes and procedures with respect to non-employee director compensation matters, see the section entitled “Compensation of Directors.”

Compensation Committee Interlocks and Insider Participation

Drs. Lawlis and Spiegel and Ms. Eastham served on the Compensation Committee for the entire fiscal year ended December 31, 2017. Neither Drs. Lawlis or Spiegel, nor Ms. Eastham, is a former or current officer or employee of Geron. None of our executive officers serves as a member of a compensation committee of any entity that has one or more executive officers serving as a member of our Board or Compensation Committee.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee operates under a written charter that satisfies the applicable standards of the SEC and Nasdaq. A copy of the Nominating and Corporate Governance Committee charter is available on our website at www.geron.com. The Nominating and Corporate Governance Committee held three meetings in 2017. The Nominating and Corporate Governance Committee’s responsibilities include:

•	developing, reviewing and recommending to the Board a set of corporate governance guidelines and principles;
•	creating and recommending to the Board criteria for Board and committee membership;
•	establishing procedures for identifying and evaluating individuals qualified to become members of the Board, including nominees recommended by stockholders;
•	recommending to the Board the persons to be nominated for election or re-election as directors;
•	reviewing and recommending to the Board the functions, duties and compositions of the Board committees;
•	considering and reporting to the Board any questions of possible conflicts of interest of Board members; and
•	assessing the performance of the Board, the Board committees and individual directors.

Specific qualifications and the process for recommending director candidates are provided in more detail under the sub-sections entitled “Director Nominees Recommended by Stockholders” and “Director Qualifications.” The Nominating and Corporate Governance Committee will investigate, evaluate and interview, as appropriate, a director candidate with regard to his or her individual qualifications and expertise as well as how those characteristics fit with the needs of the Board and the long-term interests of our stockholders.

Board’s Role in Risk Oversight

Geron is subject to a variety of risks, including those described under the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2017. Some risks may be readily perceived and even quantified, while others are unexpected or unforeseeable. Risks can be external or can arise as a result of our internal business or financial activities.

The Board and our executive management team work together to manage our risks. It is management’s responsibility to identify various risks facing the Company, bring the Board’s attention to material risks, and implement appropriate risk management policies and procedures to manage risk exposure on a day-to-day basis. The Board has an active role in overseeing our risk management process directly or through its committees.

The Board has delegated responsibility for the oversight of specific risks to the Board committees as follows:

•

The Audit Committee oversees management of financial risks. In addition to fulfilling its responsibilities for the oversight of our financial reporting processes and annual audit of Geron’s financial statements, the Audit Committee also reviews with the independent registered public accounting firm and the Company’s management the adequacy and effectiveness of our policies and procedures to assess, monitor and manage fraud risk and our ethical compliance program. The Audit Committee takes appropriate actions to set the best practices and highest standards for quality financial reporting, sound business risk practices and ethical behavior.

•

The Compensation Committee is responsible for overseeing the management of risks relating to our employment policies and executive compensation plans and arrangements. In connection with structuring the executive compensation program, the Compensation Committee, together with the Board, considers whether the elements of such program, individually or in the aggregate, encourage our Named Executive Officers to take unnecessary risks. For further information, see the sub-section entitled “Risk Assessment of Compensation Policies and Practices.”

•

The Nominating and Corporate Governance Committee manages Geron’s corporate governance practices. In addition, the Nominating and Corporate Governance Committee reviews risks associated with the independence of the Board, potential conflicts of interest and risks relating to management and Board succession planning.

While each committee is responsible for evaluating certain risks and overseeing the management of such risks within its respective oversight area, the entire Board is regularly informed through committee reports about such risks.

Risk Assessment of Compensation Policies and Practices

The Compensation Committee maintains a pay for performance compensation philosophy, but also recognizes that providing certain types of compensation incentives may inadvertently motivate individuals to act in ways that could be detrimental to the Company in order to maximize individual compensation. To minimize such risk, the Compensation Committee annually evaluates our compensation philosophy generally as it relates to all employees, as well as individual compensation elements of base salary, annual performance-based bonuses, equity awards, severance and change in control benefits and other benefits to ensure each is evaluated against appropriate standards and that such incentives provide for the achievement of target goals that are balanced between short-term rewards and long-term enhancement of stockholder value.

The Compensation Committee believes the following elements of our compensation program mitigate the risks associated with our compensation practices:

•

setting annual base salaries consistent with the responsibilities of our Named Executive Officers and market comparables to ensure that our Named Executive Officers are not motivated to take excessive risks to achieve a reasonable level of financial security;

•

establishing corporate goals for our annual performance-based bonus program that are consistent with our annual operating and strategic plans and are designed to achieve a proper risk/reward balance without excessive risk taking;

•

requiring an executive officer to forfeit his or her entire annual performance-based bonus if we determine that such executive officer has engaged in any misconduct intended to affect the payment of his or her annual performance-based bonus, or has otherwise engaged in any act or omission that would constitute cause for termination of his or her employment, as defined by his or her employment agreement;

•	having a mix of fixed and variable, annual and long-term and cash and equity compensation elements to encourage strategies and actions that balance short-term and long-term best interests;
•	granting stock option awards which provide value only if the market price of our Common Stock increases to encourage our Named Executive Officers to take a long-term view of our business;
•	absence of employment agreements or contracts that contain multi-year guarantees of salary increases, non-performance-based bonuses or equity compensation;
•	emphasizing pay equity amongst our employees and with reference to external comparators; and
•

having available, to the Compensation Committee and the Board, the discretion to measure and calculate achievement of corporate goals and other corporate performance measures, which prevents the compensation program from being susceptible to manipulation by a single employee.

The Compensation Committee has reviewed our compensation policies and practices as they relate to all employees and has determined that such policies and practices do not present any risks that are reasonably likely to have a material adverse effect on Geron, and instead, encourage behaviors that support sustainable value generation. In addition, the Compensation Committee has reviewed and evaluated our executive compensation program and believes that our executive compensation policies and practices do not encourage inappropriate actions or risk taking by our executive officers.

OTHER CORPORATE GOVERNANCE MATTERS

Code of Conduct

In 2003, we adopted a Code of Conduct, which is available in its entirety on the Corporate Governance page in the Investor Relations section of our website at www.geron.com and to any stockholder otherwise requesting a copy. All our directors, employees, executive officers, including our Chief Executive Officer and Chief Financial Officer, are required to adhere to the Code of Conduct in discharging their work-related responsibilities. Employees are required to report any conduct they believe in good faith to be an actual or apparent violation of the Code of Conduct. Amendments to the Code of Conduct, and any waivers from the Code of Conduct granted to our directors or executive officers, will be made available through our website as they are adopted. Accordingly, we intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K regarding an amendment to, or waiver from, a provision of the Code of Conduct by posting such information on our website at www.geron.com.

Whistleblower Policy

In keeping with the Sarbanes-Oxley Act of 2002, the Audit Committee has established procedures for the receipt and handling of complaints received by us regarding accounting, internal accounting controls, auditing matters, questionable financial practices or violations of our Code of Conduct (“complaints”). Contact information for an external hotline that is maintained by an independent third party has been distributed to all employees and consultants to allow for the confidential, anonymous submission of complaints by our employees and consultants. Any complaints received by this hotline are reviewed by the Audit Committee and our General Counsel.

Prohibitions on Derivative, Hedging, Monetization and Other Transactions

We maintain an insider trading policy that applies to all directors and employees, including our executive officers, which prohibits certain transactions in our Common Stock, including short sales, puts, calls or other transactions involving derivative securities, hedging or monetization transactions, purchases of our Common Stock on margin or borrowing against an account in which our Common Stock is held, or pledging our Common Stock as collateral for a loan. Our Audit Committee oversees compliance of our insider trading program, including approval of any material updates to the insider trading program. Our General Counsel serves as our insider trading compliance officer and reports, at least once annually, to the Audit Committee on his monitoring of the insider trading program. In addition, the Audit Committee meets with the Compliance Officer outside of the presence of any other executive officers. A copy of our insider trading policy is available on our website at www.geron.com.

Communications with the Board

Stockholders wishing to communicate with the Board, or with a specific Board member, may do so by writing to the Board, or to the individual Board member, and delivering the communication in person or mailing it to: Board of Directors, c/o Stephen N. Rosenfield, Corporate Secretary, Geron Corporation, 149 Commonwealth Drive, Suite 2070, Menlo Park, California 94025. All mail addressed in this manner will be delivered to the Chair or Chairs of the Board committees with responsibilities touching most closely on the matters addressed in the communication. From time to time, the Board may change the process by which stockholders may communicate with the Board or its members. Please refer to our website for any changes to this process.

COMPENSATION OF DIRECTORS

The Compensation Committee determines non-employee director compensation, which the full Board reviews and approves upon recommendation from the Compensation Committee. When considering non-employee director compensation decisions, the Compensation Committee believes it is important to be informed as to current compensation practices of comparable publicly-held companies in the life sciences industry, especially to understand the demand and competitiveness for attracting and retaining an individual with each non-employee director’s specific expertise and experience. Our compensation arrangements for our non-employee directors are set forth in our Non-Employee Director Compensation Policy (the “Director Compensation Policy”). The Director Compensation Policy outlines cash and equity compensation automatically payable to non-employee members of the Board, unless such non-employee director declines receipt of such cash or equity compensation by written notice to us. Every other year, the Compensation Committee reviews our non-employee director compensation relative to industry practices.

In February 2016, Radford, an independent compensation consultant, conducted a review of non-employee director compensation in comparison to an industry peer group for 2016 that was selected to evaluate the executive and non-employee directors’ compensation based upon Geron’s current market capitalization, revenue, stage of development and size of company. Based on this review, and guidance from Radford, the Board approved an amendment to the Director Compensation Policy to increase the size of the Initial Grant described below from 70,000 to 100,000 shares of Common Stock and the size of the Annual Grant described below from 35,000 to 50,000 shares of Common Stock, effective February 11, 2016. In January 2018, Radford again conducted a review of non-employee director compensation in comparison to our industry peer group that was selected by Radford in 2017. Based on this review, and guidance from Radford, effective January 31, 2018, the Board approved an amendment to the Director Compensation Policy to increase the size of the Initial Grant described below from 100,000 to 120,000 shares of Common Stock and the size of the Annual Grant described below from 50,000 to 70,000 shares of Common Stock, and to increase the additional cash retainer paid to the Chairman of the Board from $30,000 annually to $35,000 annually. For further discussion of the defined peer group recommended by Radford in 2017, see the sub-section entitled “Use of Market Data and Peer Group Analysis.”

Cash Compensation

The following table describes the annual cash compensation applicable to each role performed by non-employee directors as outlined in the Director Compensation Policy in effect for the fiscal year ended December 31, 2017 (“fiscal 2017”):

Non-Employee Director Role	Base Retainer	Additional Retainer
Board member	$42,500	N/A
Chairman of the Board(1)	N/A	$30,000
Audit Committee Chair(2)	N/A	$25,000
Compensation Committee Chair(2)	N/A	$15,000
Nominating and Corporate Governance Committee Chair(2)	N/A	$10,000
Audit Committee member	N/A	$12,500
Compensation Committee member	N/A	$7,500
Nominating and Corporate Governance Committee member	N/A	$5,000

(1)	Effective January 31, 2018, the additional cash retainer paid to the Chairman of the Board was increased from $30,000 annually to $35,000 annually.
(2)	Committee Chair does not also receive additional Committee member compensation.

Under the Director Compensation Policy, annual non-employee director cash compensation is paid quarterly in arrears in cash, or, at each director’s election, in fully vested shares of our Common Stock issued under our 2011 Incentive Award Plan (the “2011 Plan”) (or our 2018 Equity Incentive Plan (the “2018 Plan”) if Proposal 3 is approved by the stockholders at the Annual Meeting) based on the closing price of our Common Stock as reported by the Nasdaq Global Select Market on the date retainers would have otherwise been paid.

Additionally, under the Director Compensation Policy non-employee directors are eligible to receive equity grants, as more fully described below under the sub-section entitled “Equity Compensation.” Non-employee directors also receive reimbursement for out-of-pocket expenses incurred in connection with attendance at meetings of the Board.

Director Compensation Table

The following table provides compensation information for fiscal 2017, for each non-employee member of the Board who served in such capacity during fiscal 2017. Dr. Scarlett does not receive any compensation for his Board service.

Non-Employee Director	Fees Earned or Paid in Cash ($)		Option Awards ($)(1)	Total ($)
Bradbury, Daniel	60,000		94,145	154,145
Eastham, Karin	75,000		94,145	169,145
Huh, Hoyoung	77,500	(2)	94,145	171,645
Lawlis, V. Bryan	62,500		94,145	156,645
Molineaux, Susan	52,500	(3)	94,145	146,645
Spiegel, Robert	57,500	(4)	94,145	151,645

(1)

Amounts represent the aggregate grant date fair value of stock option awards granted during the fiscal year ended December 31, 2017 as calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“FASB ASC Topic 718”). Refer to Note 8 of the financial statements in our Annual Report on Form 10-K for the year ended December 31, 2017 regarding assumptions underlying the valuation of stock option awards and the calculation method. For information regarding the aggregate number of stock option awards held by the non-employee members of the Board at December 31, 2017, see the sub-section entitled “Outstanding Equity Awards at Fiscal Year-End for Non-Employee Directors.”

(2)	Represents fees paid in stock in lieu of cash through the issuance of an aggregate 35,182 shares of Geron Common Stock under the 2011 Plan.
(3)	Represents fees paid in stock in lieu of cash through the issuance of an aggregate 23,833 shares of Geron Common Stock under the 2011 Plan.
(4)	Includes $28,750 in fees paid in stock in lieu of cash through the issuance of an aggregate 13,051 shares of Geron Common Stock under the 2011 Plan.

Equity Compensation

Terms of Awards

Pursuant to the Director Compensation Policy, each individual who first becomes a non-employee director receives an initial stock option grant and thereafter each non-employee director is eligible to receive stock option grants on an annual basis. Non-employee director stock options are currently granted pursuant to the 2011 Plan, in accordance with the Director Compensation Policy. If Proposal 3 is approved by the stockholders at the Annual Meeting, then non-employee director stock options will be granted pursuant to the 2018 Plan. The following describes the equity compensation arrangements as outlined in the Director Compensation Policy in effect for fiscal 2017:

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Initial Grant. Each individual who first becomes a non-employee director, whether by election by Geron’s stockholders or by appointment by the Board to fill a vacancy, automatically will be granted an option to purchase 100,000 shares of Common Stock on the date such individual first becomes a non-employee director (the “Initial Grant”). The Initial Grant will vest annually over three years upon each anniversary of the date of appointment to the Board, subject to the non-employee director’s continuous service.

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Annual Grant. On the date of each annual meeting of our stockholders, each non-employee director (other than any director receiving an Initial Grant on the date of such annual meeting) who is then serving as a non-employee director and who will continue as a non-employee director following the date of such annual meeting automatically will be granted an option to purchase 50,000 shares of Common Stock (the “Annual Grant”). The Annual Grant will vest in full on the earlier of: (i) the date of the next annual meeting of our stockholders or (ii) the first anniversary of the date of grant, subject to the non-employee director’s continuous service.

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Exercise Price and Term of Options. The exercise price of all options granted under the 2011 Plan is equal to the fair market value of a share of our Common Stock as reported by the Nasdaq Global Select Market on the date of grant of the option. Options granted under the 2011 Plan have a term of ten years from the date of grant, unless terminated earlier.

•

Exercise Period Post-Termination. The options issued pursuant to the 2011 Plan remain exercisable until the earlier of the original expiration date of the option or 36 months following the optionee’s termination of service as our non-employee director.

As described above, effective January 31, 2018, the Board approved an amendment to the Director Compensation Policy to increase the size of the Initial Grant from 100,000 to 120,000 shares of Common Stock and the size of the Annual Grant from 50,000 to 70,000 shares of Common Stock.

Effect of Certain Corporate and Termination Events

2011 Plan. As set forth in each option agreement under the 2011 Plan, the vesting for each Initial Grant and Annual Grant will accelerate in full in the event of a Change in Control of Geron (as defined in the 2011 Plan and described below under the sub-section entitled “Potential Payments Upon Termination or Change in

Control”). In addition, in the event a non-employee director experiences a termination of service as a result of such director’s total and permanent disability (as defined in Section 22(e)(3) of the Code) or death, the portion of each outstanding option held by such director that would have vested during the 36 months after the date of such director’s termination of service, will automatically vest. If Proposal 3 is approved by the stockholders at the Annual Meeting, then Initial Grants and Annual Grants will thereafter be granted pursuant to the 2018 Plan with terms generally consistent with the foregoing.

Option Grants to Non-Employee Directors in 2017

The following table sets forth the following information with respect to non-employee directors (six persons) for the fiscal year ended December 31, 2017: (i) stock options granted under the 2011 Plan; and (ii) the grant date fair value of stock options granted.

Non-Employee Director	Grant Date		Option Awards Granted During 2017 (#)	Grant Date Fair Value of Option Awards Granted During 2017 ($)(1)
Bradbury, Daniel	5/9/17	(2)	50,000	94,145
Eastham, Karin	5/9/17	(2)	50,000	94,145
Huh, Hoyoung	5/9/17	(2)	50,000	94,145
Lawlis, V. Bryan	5/9/17	(2)	50,000	94,145
Molineaux, Susan	5/9/17	(2)	50,000	94,145
Spiegel, Robert	5/9/17	(2)	50,000	94,145

(1)

Amounts represent the grant date fair value of each stock option granted in 2017 calculated in accordance with FASB ASC Topic 718. Refer to Note 8 of the financial statements in our Annual Report on Form 10-K for the year ended December 31, 2017 regarding assumptions underlying the valuation of stock option awards and the calculation method.

(2)

Stock option vests on the earlier of: (i) the date of the next annual meeting or (ii) the first anniversary of the date of grant of such option, subject to the non-employee director’s continuous service to the Company.

Outstanding Equity Awards at Fiscal Year-End for Non-Employee Directors

The following table sets forth stock options outstanding for each non-employee director as of December 31, 2017.

	Option Awards Outstanding as of December 31, 2017
Non-Employee Director	Exercisable (#)	Unexercisable (#)
Bradbury, Daniel	225,000	50,000
Eastham, Karin	300,500	50,000
Huh, Hoyoung	382,500	50,000
Lawlis, V. Bryan	260,000	50,000
Molineaux, Susan	225,000	50,000
Spiegel, Robert	260,000	50,000

PROPOSAL 2

ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

As required by Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act’), the Board is requesting stockholders to vote, on a non-binding advisory basis, to approve the compensation paid to Geron’s Named Executive Officers, as disclosed in this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, gives stockholders the opportunity to express their views on the compensation of Geron’s Named Executive Officers.

This vote is not intended to address any specific item of compensation, but rather the overall compensation of our Named Executive Officers and our executive compensation philosophy, policies and practices described in this Proxy Statement. The overall compensation of our Named Executive Officers subject to the vote is disclosed in this Proxy Statement in the sections entitled “Compensation Discussion and Analysis” and “Executive Compensation Tables and Related Narrative Disclosure.”

The Compensation Committee continually reviews our executive compensation program to determine whether such program achieves our desired goals of aligning our executive compensation structure with the Company’s stockholders’ interests and current market practices. As discussed in detail in the section entitled “Compensation Discussion and Analysis” of this Proxy Statement, Geron’s executive compensation strategy and structure is designed to motivate our executive team to create long-term value for our stockholders through the achievement of strategic business objectives, while effectively managing the risks and challenges inherent in a clinical stage biotechnology company. As the long-term success of Geron depends on the talents of our employees, the compensation structure plays a significant role in our ability to attract, retain and motivate the highest quality workforce in a competitive employment environment in the San Francisco Bay Area while also promoting a high-performance culture. The Compensation Committee believes the emphasis on pay for performance in Geron’s executive compensation program strongly aligns with the long-term interests of our stockholders. Please read the “Compensation Discussion and Analysis” section of this Proxy Statement for additional details about our executive compensation program, including information about the 2017 compensation of our Named Executive Officers.

Advisory Vote and Board Recommendation

We recommend stockholder approval of the 2017 compensation of our Named Executive Officers as disclosed in this Proxy Statement pursuant to the SEC’s compensation disclosure rules, which disclosure includes the section entitled “Compensation Discussion and Analysis,” and the compensation tables and accompanying narrative disclosures within the section entitled “Executive Compensation Tables and Related Narrative Disclosure” of this Proxy Statement.

Accordingly, the Board recommends that stockholders vote in favor of the following resolution:

“RESOLVED, that the stockholders approve, on a non-binding advisory basis, the compensation paid to Geron’s Named Executive Officers, as disclosed in the Compensation Discussion and Analysis section, the tabular disclosure regarding such compensation and the accompanying narrative disclosure set forth in the Proxy Statement relating to the Company’s 2018 Annual Meeting of Stockholders.”

Approval of the above resolution requires the affirmative vote of the holders of a majority of the shares having voting power present in person or represented by proxy at the Annual Meeting. Abstentions will have the same effect as a vote against this proposal, and broker non-votes will have no effect on the outcome of this proposal.

As this is an advisory vote, the outcome of the vote is non-binding on us with respect to future executive officer compensation decisions, including those related to our Named Executive Officers, or otherwise. However, the Board and the Compensation Committee will review the results of the vote and take them into account when considering future executive officer compensation policies and decisions.

Unless the Board modifies its policy on the frequency of future advisory votes on the compensation of our named executive officers, the next advisory vote on the compensation of our named executive officers will be held at next year’s annual meeting of stockholders.

The Board of Directors Unanimously Recommends

That Stockholders Vote FOR Proposal 2

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis section presents and discusses executive compensation policies and practices and the compensation decisions relating to our “Named Executive Officers” (as defined below) for the 2017 fiscal year, and includes the following:

•	an executive summary of the business activities which influenced 2017 compensation decisions and important features of our executive compensation program;
•	philosophy, objectives and key elements of our executive compensation program;
•	process for setting executive compensation, including the role of the Compensation Committee, management and independent compensation consultant;
•	a detailed discussion and analysis of the Compensation Committee’s specific decisions about 2017 compensation for our Named Executive Officers; and
•	a description of other compensation considerations and practices.

In addition to the historical information contained herein, this Compensation Discussion and Analysis also contains forward-looking statements based on current plans, considerations, expectations and determinations regarding future compensation decisions. The actual executive compensation program that we adopt in the future may differ materially from the current executive compensation program summarized in this discussion.

The following executive officers are collectively referred to herein as our Named Executive Officers:

•	Dr. John A. Scarlett, President and Chief Executive Officer;
•	Ms. Olivia K. Bloom, Executive Vice President, Finance, Chief Financial Officer and Treasurer;
•	Ms. Melissa A. Kelly Behrs, Executive Vice President, Business Development and Portfolio & Alliance Management;
•	Dr. Andrew J. Grethlein, Executive Vice President, Development and Technical Operations; and
•	Mr. Stephen N. Rosenfield, Executive Vice President, General Counsel and Corporate Secretary.

Executive Summary

Business Highlights that Impacted 2017 Compensation Decisions

In 2017, executive compensation decisions continued to be influenced by retention challenges stemming from the significant uncertainty relating to our future operations, given: (i) that we are wholly dependent on our collaboration with Janssen Biotech, Inc. (“Janssen”) to further develop, manufacture and commercialize imetelstat, which was our sole product candidate; and (ii) the unknown outcome of our efforts to identify and acquire and/ or in-license other oncology products, product candidates, programs or companies to grow and diversify our business. In addition, the marketplace for qualified executive officers with broad experience in a small company environment remained highly competitive in the San Francisco Bay Area due in part to the robust growth in both the technology and biopharmaceutical industries, including as a result of numerous companies going public.

Our corporate goals for 2017 primarily focused on collaborating with Janssen to further the imetelstat program through active engagement with Janssen on the clinical development decision-making for the IMbark and IMerge clinical trials, and developing our own contingency plans to prepare us to resume imetelstat clinical development in the event that Janssen elects to discontinue the program. In addition, in 2017, corporate development activities continued to focus on efforts to identify and evaluate potential oncology product candidates, programs or companies to grow or diversify our business through acquisition and/or in-licensing, and we conducted due diligence for a number of potential targets. The Compensation Committee and the independent members of the Board (the “Independent Board”), evaluated our achievements in 2017 and determined that we achieved 100% of our 2017 corporate goals. The Compensation Committee and the Independent Board also determined that our Named Executive Officers, including our Chief Executive Officer, contributed significantly towards accomplishing these corporate goals, as well as successfully leading individual, team, departmental and functional performance and achievements. For details regarding our 2017 corporate goal achievements, see the sub-section entitled “Compensation Discussion and Analysis – 2017 Corporate Goal Achievement Factor.”

Important Features of Our Executive Compensation Program

The Compensation Committee has structured our executive compensation program to ensure that our Named Executive Officers are compensated in a manner consistent with stockholder interests, competitive pay practices and applicable requirements of regulatory bodies. The following are important features of the design and operation of our executive compensation program:

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Emphasis on Pay for Performance. A significant portion of our Named Executive Officers’ total compensation is variable, at risk and tied directly to performance measured and assessed annually by our Compensation Committee and Independent Board. The annual performance-based bonuses and long-term incentive awards represent at-risk elements of compensation and comprise approximately 74% of the total compensation of our Chief Executive Officer, Dr. Scarlett, as reported in the “Summary Compensation Table.” As in prior years, in 2017, Dr. Scarlett’s annual performance-based bonus was entirely contingent upon the Company’s level of achievement of its corporate goals. The annual performance-based bonus for our other Named Executive Officers is also contingent upon the Company’s level of achievement of its corporate goals, in addition to each executive officer’s level of achievement of his/her respective individual goals and demonstration of our corporate values. Our annual performance-based bonus plan does not entitle or guarantee any minimum bonuses to our Named Executive Officers, including our Chief Executive Officer, and none of our employment agreements with our Named Executive Officers, including our Chief Executive Officer, contain multi-year guarantees for salary increases, or non-performance based guaranteed bonuses or equity compensation.

•

Long-Term Incentive Awards. Long-term incentive awards for 2017 consisted solely of stock options, which provide value only if the market price of our Common Stock increases, and then only if the executive officer continues in our employment.

•

Internal Pay Equity Among Executives. For 2017, the total cash compensation for our Chief Executive Officer, Dr. Scarlett, was approximately two and one-half times the average total cash compensation of our other Named Executive Officers, which reflects internal fairness and an important element designed to avoid excessive compensation of the Chief Executive Officer.

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Clawback Terms. Our executive officer employment agreements require that an executive officer forfeit his/her entire annual performance-based bonus if we determine that such executive officer has engaged in any misconduct intended to affect the payment of his/her annual performance-based bonus, or has otherwise engaged in any act or omission that would constitute cause for termination of his/her employment, as defined by his/her employment agreement.
•	No Tax Gross-Ups on Compensation. None of our Named Executive Officers receive tax related gross-ups on any element of compensation.
•	No Defined Retirement Benefits. We do not offer any defined benefit pension plans or health benefits during retirement.
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Limited Personal Benefits. Our Named Executive Officers are eligible for the same benefits as non-executive, salaried employees, and do not receive any personal benefits, other than reimbursements for housing costs and travel expenses for our Chief Executive Officer, Dr. Scarlett, for the commute from his principal residence in Texas to our headquarters in Menlo Park, California.

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No Hedging or Pledging. Our Insider Trading Policy prohibits employees from engaging in speculative trading activities, including hedging or pledging company securities as collateral. Accordingly, our employees, including our Named Executive Officers, may not hedge the economic risk of, or pledge ownership of, our Common Stock.

•	Prohibition on Option Repricing. Our equity plans, including the proposed 2018 Plan, do not permit repricing underwater stock options without stockholder approval.
•	Objective Compensation Program Oversight. Our executive compensation program is administered by the Compensation Committee which is comprised entirely of independent non-employee directors.
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Independent Compensation Consultant Advice. The Compensation Committee engages, on an annual basis, an experienced, independent compensation consultant who reports directly to the Compensation Committee to advise on cash and equity executive compensation matters. In 2017, as in past years, the Compensation Committee engaged Radford to advise it on executive compensation.

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Compensation Risk Management. The Compensation Committee annually reviews our executive compensation program to ensure that the program design avoids inappropriate risk taking by our Named Executive Officers.

Effect of Stockholder Advisory Vote on Executive Compensation

At our 2017 Annual Meeting of Stockholders, we sought an advisory vote from our stockholders regarding the compensation of our named executive officers. The 2017 “say-on-pay” proposal was approved, with approximately 78.8% of the votes cast supporting the proposal. The Compensation Committee considered the outcome of the 2017 advisory vote and directed management to evaluate the reports and analyses issued by two proxy advisory firms, Institutional Shareholders Services (ISS) and Glass Lewis, to identify any executive compensation practices deemed problematic by such firms. The analyses performed by ISS and Glass Lewis noted that our pay and performance were reasonably aligned and the structure of our executive compensation program and the disclosures in our 2017 proxy statement were fair. Both analyses noted the lack of performance-vesting long-term equity awards and the existence of single-trigger equity vesting acceleration in our current executive compensation program, and the Glass Lewis report also noted the absence of executive stock ownership requirements. However, these firms did not view these provisions as dispositive, and therefore, both recommended that stockholders vote “FOR” our 2017 say-on-pay proposal. The Compensation Committee considered the 2017 ISS and Glass Lewis recommendations and decided not to adopt them in order to enable the Company to remain competitive and to attract and retain skilled biotechnology personnel in the San Francisco Bay Area. Among biotechnology companies and other entrepreneurial companies in the San Francisco Bay Area, time-based vesting for equity awards, single-trigger change-in-control provisions related to equity awards and the lack of stock ownership guidelines are common compensation practices. As a result of the foregoing, in connection with its annual review of each pay element and the compensation packages provided to our Named Executive Officers, the Compensation Committee did not make any changes to Geron’s executive compensation program for 2017.

Our Executive Compensation Program

Philosophy and Objectives

We believe that the leadership of our current executive team has been essential to our success. Because of the high demand in the marketplace for skilled biotechnology human resources in the San Francisco Bay Area, national and local pharmaceutical and biopharmaceutical companies have aggressively recruited our Named Executive Officers and other skilled employees. In addition, our industry is highly scientific, clinical, regulated and dynamic, which requires an executive team that is exceptionally educated, dedicated and experienced. In light of these circumstances, our executive compensation program serves to help attract, motivate and retain our Named Executive Officers to manage our business, creating long-term stockholder value while recognizing the importance of linking rewards to performance and aligning the interests of stockholders and executive officers. There may be circumstances where the volatility of our business may result in highly variable compensation during any given period. We also believe that the work of the Named Executive Officers toward accomplishment of our corporate goals is highly collaborative and team-oriented, requiring each Named Executive Officer to perform duties and responsibilities outside those of his or her job title, as such job titles are commonly understood in the industry. In light of the highly collaborative teamwork of the Named Executive Officers and the benefit we believe is conveyed to the Company by retaining the team intact, the Compensation Committee has therefore determined that internal pay equity among the executive team is a key factor in compensation decisions.

Our executive compensation program has the following objectives:

•	to pay appropriate cash and equity compensation to executive officers for retention purposes during periods of significant uncertainty;
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to attract and retain experienced executive officers by incentivizing them with competitive cash and non-cash compensation opportunities while allowing the Company to maintain a fiscally responsible position;

•	to foster pay for performance philosophy by rewarding executive officers only upon successful achievement of individual and corporate goals; and
•

to align the interests of executive officers with stockholders by motivating executive officers to focus on effectively attaining key corporate strategic and financial objectives that will drive long-term stockholder value.

Components

The components of our executive compensation program consist primarily of elements that are available to all employees, including base salary, annual performance-based bonuses, equity awards and broad-based benefits. To help retain and motivate our Named Executive Officers, we target total compensation that is competitive with the San Francisco Bay Area employment market through the utilization of a mix of cash (base salaries and annual performance-based bonuses) and long-term incentives (equity awards). “Total compensation” referred to in this Compensation Discussion and Analysis consists of annual base salary, annual performance-based bonus and the grant date fair value of equity awards as reported in the sub-section entitled “Summary Compensation Table.”

Base Salary (Fixed Cash Compensation)

Base salaries provide financial stability and security through a fixed amount of cash for performing daily responsibilities. Generally, any increase in base salary beyond a cost of living increase indicates that an individual’s salary is less than the referenced market data range of the 50th to 75th percentile, or, as applicable, reflects changes in responsibilities or position, recognizes the individual’s performance during the past year, acknowledges the individual’s criticality to our future plans and maintains internal pay equity amongst our Named Executive Officers. Increases in base salary typically are effective as of January 1st of each calendar year. For further discussion of the evaluation of individual Named Executive Officer base salaries, see the sub-section entitled “2017 Base Salaries.”

Annual Performance-Based Bonuses (At-Risk Cash Compensation)

Under our annual performance-based bonus plan, every employee, including each Named Executive Officer, has an established annual performance-based bonus target, which is equal to a percentage of the employee’s base salary. This percentage increases as levels of responsibility and title increase. Each employee’s actual earned annual performance-based bonus, if any, is predicated on the: (1) level of achievement of annual corporate goals as approved by our Independent Board (the “corporate goal achievement factor”), (2) level of achievement of individual goals (the “individual performance factor”) and (3) level of display of corporate values (the “corporate values performance factor”), though our Chief Executive Officer’s actual earned annual performance-based bonus is based entirely upon the level of achievement of our annual corporate goals. Our corporate values are authenticity, accountability, excellence, integrity and respect. The corporate goals in any year may relate to research, development and clinical activities, including in collaboration with Janssen; supporting our collaboration with Janssen; business development strategies and objectives; operational, hiring and retention objectives; managing expenses and budget-related objectives; improvements in or attainment of working capital levels; financing objectives and implementation or completion of projects or processes.

For more senior employees and our Named Executive Officers, the corporate goal achievement factor is weighted more heavily and thus has greater influence on the amount of an annual performance-based bonus that may be earned, as contributions from these individuals have a larger impact on corporate goal achievements. This practice is designed to create a direct link between executive compensation and achievement of strategic and financial objectives that will drive long-term stockholder value. None of our Named Executive Officers, including our Chief Executive Officer, are entitled to guaranteed or minimum bonuses under our annual performance-based bonus plan.

Calculation of annual performance-based bonuses for all employees, including our Named Executive Officers, generally occurs at the beginning of each calendar year based on performance of the prior year. Payment of annual performance-based bonuses typically occurs in the first quarter of the calendar year. For further discussion of the annual performance review process and calculation of individual Named Executive Officer annual performance-based bonuses, see the sub-section entitled “2017 Annual Performance-Based Bonuses.”

Long-Term Incentives (At-Risk Equity Compensation)

Long-term incentives (equity awards) are designed to align executive officers’ interests with stockholder interests; promote retention through the reward of long-term Company performance; and encourage employee ownership in Geron. We primarily use stock option grants that are subject to monthly time-based vesting over four years under our 2011 Plan as equity awards. The Compensation Committee believes that the use of stock option grants:

•

strongly aligns the interests of our executive officers with those of our stockholders by placing a considerable proportion of our executive officers’ total compensation “at risk” because it is contingent on the appreciation in value of our Common Stock;

•	supports our pay for performance philosophy by tying their compensation to the achievement of specific and objective corporate goals that maximize long-term stockholder value;
•	keeps the executive officers’ total compensation opportunity competitive; and
•	encourages our executive officers to remain in the long-term employ of our Company.

While we have not adopted formal stock ownership or holding guidelines, our Named Executive Officers generally have held a substantial portion of the equity awards they have received, even long after the awards have vested, which helps to maintain the alignment between the interests of our Named Executive Officers and those of our stockholders over the longer term.

Broad-Based Benefits

Geron offers a comprehensive array of benefits to its employees, including our Named Executive Officers. These include:

•	comprehensive medical, dental, vision coverage and life insurance;
•	a “cafeteria” plan administered pursuant to Section 125 of the Code, which includes Geron’s medical and dental insurance, medical reimbursement, and dependent care reimbursement plans;
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a 401(k) plan, which is a retirement savings defined contribution plan established in accordance with Section 401(a) of the Code (in 2017, we provided a fully vested employer matching contribution in cash equal to 50% of each employee’s annual contributions); and

•	an Employee Stock Purchase Plan, which is implemented and administered pursuant to Section 423 of the Code.

Executive officers pay for 30% of their health premium cost, which is deducted from their gross salary. Other employees pay either 16% or 25% of their health premium cost. We do not offer any defined benefit pension plans or health benefits during retirement.

Process for Setting Executive Compensation

Role of the Compensation Committee

Appointed by our Board, Compensation Committee members are independent of management and meet the Nasdaq listing standards for independence. The Compensation Committee acts on behalf of the Board to oversee the compensation policies and practices applicable to all our employees, including the administration of our equity plans and employee benefit plans. Typically, the Compensation Committee meets at least once quarterly and with greater frequency if necessary. The agenda for each meeting is usually developed by the Chair of the Compensation Committee, in consultation with the Chief Executive Officer, Executive Director of Human Resources, General Counsel and the independent compensation consultant, Radford. The Compensation Committee also meets in executive session without the presence of any employees. Historically, the Compensation Committee makes decisions related to executive compensation after conducting multiple meetings during the fourth quarter of the calendar year and the first quarter of the ensuing year.

Role of Independent Compensation Consultant

The Compensation Committee actively reviews and assesses our executive compensation program in light of the highly competitive employment environment in the San Francisco Bay Area, the challenges of recruiting, motivating and retaining our Named Executive Officers in an industry with much longer business cycles than other commercial industries, and evolving compensation governance and best practices. To assist with this assessment, the Compensation Committee has the authority to retain special counsel and other experts, including compensation consultants, to support their responsibilities in determining executive officer compensation and related benefits. Since December 2011, the Compensation Committee has retained Radford, an Aon Hewitt Company, as its independent compensation consultant due to its extensive analytical and compensation expertise in the biotechnology and pharmaceutical industry. In this capacity, Radford has provided documentary support, including industry data from third-party salary survey sources, related to cash and equity compensation for executive officers and non-employee members of the Board. Although the Company pays the costs of Radford’s services, the Compensation Committee has the sole authority to engage and terminate Radford’s services, as well as to approve their compensation. Radford makes recommendations to the Compensation Committee, but it has no authority to make compensation decisions on behalf of the Compensation Committee or the Company. The Compensation Committee, at its discretion, may communicate and meet with Radford with no Geron employees present.

In February 2017, the Compensation Committee reviewed information from Radford about potential conflicts of interest and analyzed whether the work of Radford as a compensation consultant raised any conflict of interest, taking into consideration the following six factors:

(i)	the provision of other services to Geron by Radford or any other Aon Hewitt Company;
(ii)	the amount of fees Geron paid to Radford or any other Aon Hewitt Company as a percentage of the firm’s total revenue;
(iii)	Radford’s policies and procedures that are designed to prevent conflicts of interest;
(iv)	any business or personal relationship of Radford, any other Aon Hewitt Company or the individual compensation advisors employed by Radford with an executive officer of the Company;
(v)	any business or personal relationship of the individual compensation advisors with any member of the Compensation Committee; and
(vi)	any Geron Common Stock owned by the individual compensation advisors employed by Radford.

Based on these factors, the Compensation Committee determined that there were no conflicts of interest with respect to the provision of services by Radford to the Compensation Committee. In 2017, fees paid to Radford for their services as a compensation consultant to the Compensation Committee amounted to less than 1.0% of Radford’s total revenue for the same period and were less than $120,000. In January 2018, the Compensation Committee performed a similar analysis of Radford’s independence, and determined that there were no conflicts of interest with respect to the provision of services by Radford to the Compensation Committee.

For 2017, Radford provided the following services to the Compensation Committee:

•	reviewed emerging trends and topics regarding executive compensation and non-employee director compensation;
•	recommended the composition of companies for a defined peer group to reference in determining executive compensation;
•	provided compensation data and practices related to executive officers for the defined peer group based on data from SEC filings and Radford’s Life Sciences Survey;
•	conducted a competitive review of the compensation of our Named Executive Officers, including advising on the design and structure of our equity awards; and
•	prepared an analysis of share usage under our equity incentive plan in comparison to the defined peer group based on data from SEC filings.

Role of Management

To aid the Compensation Committee in its responsibilities, during the first quarter of each year, the Chief Executive Officer, with assistance from the General Counsel and Executive Director of Human Resources, provides the Compensation Committee with recommendations relating to the level of achievement of our corporate goals. In addition, the Chief Executive Officer presents to the Compensation Committee written assessments of the performance and achievements, including support of our corporate values, for each of the Named Executive Officers (other than himself) for the prior year and recommends the individual performance factor and the corporate values performance factor for each executive officer (other than himself). The Compensation Committee gives considerable weight to the Chief Executive Officer’s performance evaluations of the other Named Executive Officers, since he has direct knowledge of the criticality of their work, performance and contributions. The Compensation Committee does not consult with any other executive officer with regard to its decisions. The Compensation Committee reviews the individual performance factor and the corporate values performance factor for each of the Named Executive Officers (other than the Chief Executive Officer) and adjusts the factors as necessary prior to approval. The Chief Executive Officer does not participate in the Compensation Committee’s or Board’s deliberations or decisions with regard to his own compensation, which is approved by the Independent Board.

Use of Market Data and Peer Group Analysis

When considering executive compensation decisions, the Compensation Committee believes it is important to be informed as to current compensation practices of comparable publicly held companies in the life sciences industry, especially to understand the demand and competitiveness for attracting and retaining an individual with each Named Executive Officer’s specific expertise and experience.

In November 2016, based on the recommendation of Radford, the Compensation Committee determined that a defined peer group was appropriate to reference in connection with making 2017 executive officer compensation decisions. With the assistance of Radford, the Compensation Committee considered several factors in determining the companies to be included in the defined peer group for 2017 executive compensation decisions, including stage of development, market capitalization, number of employees, public status and length of time being public, primary location of operations and level of research and development expenditures and revenue. The following companies were identified by the Compensation Committee as the defined peer group for 2017 executive compensation decisions:

Achillion Pharmaceuticals, Inc.	Dynavax Technologies Corporation	NewLink Genetics Corporation
Advaxis, Inc.	Idera Pharmaceuticals, Inc.	Rigel Pharmaceuticals, Inc.
Array BioPharma Inc.	Immunomedics, Inc.	Sangamo Therapeutics, Inc.
Celldex Therapeutics, Inc.	Insmed Incorporated	TG Therapeutics, Inc.
ChemoCentryx, Inc.	La Jolla Pharmaceutical Company	ZIOPHARM Oncology, Inc.
Cytokinetics, Incorporated	MediciNova, Inc.

In December 2016, these peer group companies had a 30-day average median market capitalization of $451.9 million and a median number of 106 employees based on their most recent annual reports, compared to our 30-day average market capitalization of $330.2 million and 18 employees. The market data supplied by Radford for the defined peer group provides information on the total compensation paid to executive officers in comparable positions and responsibilities. In 2017, as in prior years, the Compensation Committee believes referencing Radford’s market data, along with other factors, is important when setting total compensation for our Named Executive Officers because competition for executive management is intense in our industry and in our geographic area, and continued leadership from our Named Executive Officers is critical to our success. However, while referencing the peer group compensation levels is helpful in determining market-competitive compensation for our Named Executive Officers, it is only one component in determining executive officer compensation, and the Compensation Committee has discretion in determining the nature and extent of its use.

Setting Base Salaries

The Compensation Committee (or the Independent Board based on recommendation from the Compensation Committee, with respect to the Chief Executive Officer), in consultation with Radford, sets base salaries for our Named Executive Officers when they join our Company or upon promotion. In addition, at the beginning of each calendar year, the Compensation Committee, in consultation with Radford, reviews and determines base salaries for our Named Executive Officers (or the Independent Board with respect to our Chief Executive Officer, upon recommendation from the Compensation Committee). The Compensation Committee (or the Independent Board with respect to our Chief Executive Officer, upon recommendation from the Compensation Committee) considers various factors in determining whether any base salary adjustments are necessary. These factors typically include an evaluation of each executive officer’s position and specific responsibilities, individual performance, level of experience and criticality to our future plans, achievement of corporate and strategic goals, an analysis of compensation among other executive officers to maintain internal pay equity, and a review of competitive salary information, total compensation market data, and cost of living increases in the San Francisco Bay Area. The Compensation Committee does not apply any specific formulas in determining increases in base salaries for our Named Executive Officers.

Assessing Annual Corporate Performance

At the beginning of each calendar year, the Chief Executive Officer develops, with input from our Named Executive Officers, our corporate goals, which generally relate to our strategic and financial objectives, together with recommended weightings for each goal. The weighting for each corporate goal depends on its importance and business value for Geron and our stockholders. The Chief Executive Officer submits the corporate goals and recommended weightings to the Compensation Committee and the Independent Board for their review and approval. The Compensation Committee and Independent Board review the corporate goals and weightings and modify them as necessary prior to approval.

During the first quarter of the year, as part of the annual year-end performance review process, the Compensation Committee evaluates our achievement of the corporate goals for the preceding year. To aid the Compensation Committee in its responsibilities, the Chief Executive Officer, with assistance from the General Counsel and Executive Director of Human Resources, provides the Compensation Committee with recommendations relating to the achievement of our annual corporate goals, known as the corporate goal achievement factor. The Compensation Committee does not use a rigid formula to determine the corporate goal achievement factor, and to date, has not established a minimum threshold or maximum value that may be potentially realized for the corporate goal achievement factor. The corporate goal achievement factor generally ranges from 0 to 1.0. The Compensation Committee evaluates the corporate goal achievement factor, and recommends the corporate goal achievement factor to the Independent Board, which has the final approval. To evaluate the corporate goal achievement factor, the Compensation Committee and Independent Board consider the following:

•	the degree of success in achieving each corporate goal;
•	the degree of difficulty in achieving the corporate goal;
•	whether significant unforeseen obstacles or favorable circumstances altered the expected difficulty of achieving the desired results;
•	other conditions that may have made the stated goal more or less important to our success; and
•	any other significant company accomplishments not included in the formal goals, but nonetheless deemed important to our near- and long-term success.

The Compensation Committee recommends the corporate goal achievement factor to the Independent Board, which considers the recommendation of the Compensation Committee and may accept or modify such recommendation before approval. The Independent Board has the discretion to approve a corporate goal achievement factor above 1.0 in extraordinary circumstances where it determines such an increase is warranted.

Determining Equity Grants

The Compensation Committee (and the Independent Board, with respect to our Chief Executive Officer, based on recommendations from the Compensation Committee), in consultation with Radford, determines the size of any stock option grant according to each executive officer’s position. To do so, the Compensation Committee considers numerous factors and has the discretion to give relative weight to each of these factors as it sets the size of the stock option grant to appropriately create an opportunity for reward based on increasing stockholder value. There is no set formula for the granting of stock options or other equity awards to employees, including our Named Executive Officers. For further discussion of the process in determining stock option grants to our Named Executive Officers in 2017, see the sub-section entitled “2017 Equity Awards.”

Equity Grant Practices

Our general policy is to grant stock options and other equity awards on fixed dates determined in advance. All required approvals are obtained in advance of or on the actual grant date. The exercise price of all stock option grants, including to executive officers, is equal to the closing price of Geron Common Stock as reported by the Nasdaq Global Select Market on the date of grant. Geron’s standard vesting schedule for the first stock option grant awarded to newly hired employees, including executive officers, provides that 12.5% of the shares granted will vest six months after the date of the grant, and the remaining shares will vest in equal monthly installments over the following 42 months, so that vesting is complete four years from the date of grant, provided the employee continues to provide services to the Company during that time. Additional option grants made after an employee, including an executive officer, has provided services to the Company for more than six months generally vest monthly from the date of grant over four years.

The Compensation Committee grants equity awards to newly hired and existing executive officers, except the Chief Executive Officer, with respect to whom the Independent Board determines equity awards based on the recommendation of the Compensation Committee. Other than stock option grants to new hires, stock option grants to all employees, including executive officers, are generally approved once a year (typically near the beginning of the year) unless an executive officer is promoted, in which case a grant will normally be made at the time of such promotion, or, in rare circumstances, for recognition of outstanding performance.

We recognize that a release of information in close proximity to an equity award grant may appear to be an effort to time the announcement to a grantee’s benefit (even if no such benefit was intended). Accordingly, we have a general practice whereby if the Compensation Committee (or the Independent Board, in the case of the Chief Executive Officer) approves annual equity awards to our executive officers (and other employees) when our trading window is closed, then such annual equity awards will be granted on the second trading day following our trading window re-opening. This practice is intended to allow the market to absorb the undisclosed financial and other information that resulted in the closure of the trading window, so the market price of our Common Stock reflects our then-current results and prospects at the time the annual equity award is granted and the exercise price is set. As a result, the timing of annual equity awards to our continuing executive officers is not coordinated in a manner that intentionally benefits our executive officers.

Allocating Amongst Compensation Components

The Compensation Committee does not have any formal policies for allocating total compensation among the various components of the executive compensation program. Instead, the Compensation Committee uses its judgment, in consultation with Radford, to establish a mix of current, short-term and long-term incentive compensation, and cash and equity compensation for each Named Executive Officer. In setting the annual level of total compensation for our Named Executive Officers, the Compensation Committee considers various factors, which typically include:

•	defined peer group market data provided by Radford;
•	corporate performance;
•	our level of achievement of our corporate goals;
•	internal pay equity among Named Executive Officers;
•	each executive officer’s individual performance;
•	the criticality of each executive officer’s skill set, and the need to retain such skills;
•	executive officer stock ownership information;
•	analyses of historical executive officer compensation levels and current company-wide compensation levels; and
•	trends for executive compensation for our industry.

Each of these factors is balanced against Geron’s financial resources and ability to award cash and equity incentives.

Compensation Decisions in 2017

2017 Base Salaries

The Compensation Committee believes base salaries should be consistent with the base salaries provided by companies in our defined peer group. In the first quarter of 2017, the Compensation Committee performed its annual analysis of base salaries for all of our Named Executive Officers using the defined peer group market data provided by Radford. The market data analysis showed that at the end of 2016, the base salary of four of our Named Executive Officers was at or above the 75th percentile of the defined peer group market data provided by Radford, and the base salary of Ms. Bloom was at the 60th percentile of the defined peer group market data provided by Radford. The Compensation Committee concluded, with respect to each Named Executive Officer whose base salary was at or above the 75th percentile of the defined peer group market data provided by Radford, that such base salary appropriately reflected the broad responsibilities of each Named Executive Officer and the level of difficulty required to achieve the individual and corporate goals for 2017. In addition to the market data analysis, the Compensation Committee considered a number of other factors, including:

•	the individual performance of each Named Executive Officer in 2016;
•	internal pay equity among the Named Executive Officers;
•	tenure, experience, skills and responsibilities of each Named Executive Officer;
•	managerial leadership exhibited by each Named Executive Officer;
•	expected cost of living increases in the San Francisco Bay Area;
•	overall Company performance; and
•	the anticipated level of difficulty in replacing an executive officer with someone of comparable experience and skill, especially given significant uncertainty relating to our future operations.

Given the collaborative team-oriented effort and broad job responsibilities of our Named Executive Officers, and therefore, the desire for internal pay equity among the executive team, and based on guidance provided by Radford as to an appropriate cost of living adjustment, the Compensation Committee and, with respect to Dr. Scarlett, the Independent Board, approved a cost of living base salary adjustment of 3.5% for four of our Named Executive Officers for 2017. The Compensation Committee adjusted the base salary of Ms. Bloom by 5.9% to be in line with the 75th percentile of the defined peer group market data provided by Radford. In reaching this decision, the Compensation Committee considered the extensiveness of Ms. Bloom’s responsibilities, the comprehensive fulfillment of these responsibilities by Ms. Bloom and the desire to maintain internal pay equity among the other Named Executive Officers.

The following 2017 base salaries for our Named Executive Officers were effective as of January 1, 2017.

Named Executive Officer	2016 Base Salary		Salary Increase (%)	2017 Base Salary
John A. Scarlett, M.D.	$622,200		3.5%	$644,000
Olivia K. Bloom	$387,200		5.9%	$410,000
Melissa A. Kelly Behrs	$373,400		3.5%	$386,500
Andrew J. Grethlein, Ph.D.	$402,100		3.5%	$416,200
Stephen N. Rosenfield, J.D.	$413,750	(1)	3.5%	$428,300	(1)

(1)	We employ Mr. Rosenfield at 80% full-time equivalent. Thus, the actual base salary paid to Mr. Rosenfield is 80% of the amounts presented in the table.

2017 Annual Performance-Based Bonuses

Named Executive Officers’ 2017 annual performance-based bonus targets, as a percentage of base salary, as shown in the table below, remained at the same historical levels that we have applied since 2010. The defined peer group market data provided by Radford showed the annual performance-based bonus targets for each of our Named Executive Officers in 2017 were above the 75th percentile, except for the CEO whose bonus target fell between the 50th and 75th percentile of the defined peer group data provided by Radford. The Compensation Committee determined that these 2017 targets were appropriate in light of the functions for which our Named Executive Officers were accountable to ensure achievement of our 2017 corporate goals, and strengthened our ability to retain our Named Executive Officers in a competitive job market.

The table below summarizes the annual performance-based bonus targets as a percentage of annual salary for each of our Named Executive Officers for 2017.

Named Executive Officer	Annual Incentive Bonus Target as a % of Salary
John A. Scarlett, M.D.	60%
Olivia K. Bloom	45%
Melissa A. Kelly Behrs	45%
Andrew J. Grethlein, Ph.D.	45%
Stephen N. Rosenfield, J.D.	45%

In keeping with of our pay for performance philosophy, the amount of an annual performance-based bonus that can be earned by each Named Executive Officer is variable and at risk due to its dependency on the performance of the individual and the overall Company. Consistent with prior years, for 2017, other than Dr. Scarlett, each Named Executive Officer’s annual performance-based bonus was contingent on the following: 50% upon the level of achievement of our corporate goals, 30% upon the level of achievement of individual goals, and 20% upon individual support and manifestation of our corporate values. Dr. Scarlett’s annual performance-based bonus was 100% contingent upon the level of achievement of our corporate goals.

2017 Corporate Goal Achievement Factor

The table below summarizes the corporate goals approved by the Independent Board for 2017, including assigned weightings, and the Compensation Committee’s and Independent Board’s assessment of the level of achievement of those goals for 2017. The corporate goals for 2017 primarily focused on collaborating with Janssen to further develop the imetelstat program through active engagement with Janssen on the clinical development decision-making for the IMbark and IMerge clinical trials, and establishing our own contingency plans to prepare us to resume imetelstat clinical development should Janssen elect to discontinue the program. In addition, in 2017, our corporate development activities continued to focus on efforts to identify and evaluate potential oncology product candidates, programs or companies to grow or diversify our business through acquisition and/or in-licensing, and we conducted due diligence for a number of potential targets. Based on the achievements noted below, the Independent Board deemed these corporate goals to be 100% achieved in 2017.

2017 Corporate Goals	Weighting (A)	Highlights of Company Performance	Percentage Achievement (B)	Total (A x B)
1) Achieve continued development of imetelstat by Janssen	30%

•     As of December 31, 2017, Janssen maintained exclusive worldwide rights to imetelstat. Janssen is currently conducting two clinical trials of imetelstat: IMbark, a Phase 2 trial in myelofibrosis (“MF”), and IMerge, a Phase 2/3 trial in myelodysplastic syndromes (“MDS”). Clinical development highlights in 2017 from the imetelstat program include:

o  Fast-track designation was granted by the United States Food and Drug Administration (“FDA”) in October 2017 to imetelstat for the treatment of adult patients with transfusion dependent anemia due to Low or Intermediate-1 risk MDS who are non-del(5q) and who are refractory or resistant to treatment with an erythropoiesis stimulating agent.

o  Preliminary data from Part 1 of IMerge was presented at the American Society of Hematology Annual Meeting (“ASH”) in December 2017.

•     In April 2017, Janssen conducted internal data reviews of IMbark and IMerge. Subsequent to these reviews, the following actions were taken:

o  For IMbark, patients remaining in the treatment phase could continue to receive imetelstat and all safety and efficacy assessment were being conducted as planned in the protocol, including following patients, to the extent possible, until death to enable an assessment of overall survival. However, no new patients are being enrolled into the trial.

o  For IMerge, enrollment in Part 1 was expanded to enroll approximately 20 additional patients who are non-del(5q) and naïve to hypomethylating agent and lenalidomide treatment to increase the experience and confirm the benefit-risk profile of imetelstat in this refined patient population.

			100%	30%

2017 Corporate Goals	Weighting (A)	Highlights of Company Performance	Percentage Achievement (B)	Total (A x B)
2) Actively engage Janssen in program oversight and joint decision making	20%

In 2017, our collaborative activities with Janssen related to the imetelstat program included:

•     We actively participated in numerous steering committee and working group meetings monitoring all aspects of the imetelstat development program, including clinical operations, regulatory interactions, manufacturing activities, preclinical research, medical affairs, commercial planning, external communications, intellectual property protection and financial reporting.

•     We reviewed information from internal data reviews for IMbark and IMerge.

•     We reviewed regulatory filings made by Janssen related to imetelstat, including Janssen’s fast-track designation application and response to the FDA’s request for more information related to IMbark.

•     We reviewed and approved multiple publication requests from Janssen and other authors, including the poster presentation of IMerge Part 1 data at ASH.

•     We reviewed and approved Janssen’s protocol amendment related to the expansion of enrollment for Part 1 of IMerge.

•     We ensured ongoing intellectual property protection for imetelstat.

			100%	20%
3) Establish high-level R&D contingency operating plans in connection with various imetelstat development scenarios.	15%	• We prepared plans in order to prepare us to resume imetelstat clinical development in the event of a discontinuation of the program by Janssen, including operational execution strategies and timing, resource planning needs and financing requirements to implement such development plans. • We presented our findings and conclusions to the Board.	100%	15%

2017 Corporate Goals	Weighting (A)	Highlights of Company Performance	Percentage Achievement (B)	Total (A x B)
4) Complete U.S. qualitative market research interviews for imetelstat in lower risk MDS by December 31, 2017.	5%	• We engaged a nationally-recognized market research company to conduct an independent opportunity assessment for imetelstat in lower risk MDS. • We participated in the development of an imetelstat target product profile and discussion guides to be used for interviews with numerous hematologist oncologists in the U.S., Canada and Europe (qualitative interviews). • We reviewed data gathered from qualitative interviews to summarize and interpret feedback for presentation of findings and conclusions to the Board.	100%	5%
5) Develop business development strategies/criteria to identify potential acquisition candidates.	15%	• We developed search criteria for suitable acquisition candidates, after consideration of our resources and potential imetelstat development outcomes. • We conducted initial triage and screened potential acquisition opportunities using defined criteria. • We completed preliminary assessments of potential acquisition opportunities, resulting in deeper scientific, clinical and financial diligence of several companies. • We presented findings and conclusions to the Board.	100%	15%
6) Conduct due diligence review of at least two acquisition and/or in-license opportunities by December 31, 2017, unless otherwise superseded by conclusion of a transaction.	10%	• We performed in-depth due diligence of five acquisition candidates in 2017. • We presented findings and conclusions to the Board as each evaluation was completed.	100%	10%
7) Manage expenditures to Board-approved budget.	5%	• We controlled expenses to be in line with established budget, maintaining sufficient cash resources to support business development search efforts and collaborative development of imetelstat.	100%	5%
Total	100%			100%

2017 Individual Performance and Corporate Values Performance Factors

As discussed in further detail below, each Named Executive Officer’s 2017 individual performance factor was assessed not only in light of personal performance in accomplishing individual, team, departmental and functional goals and objectives, but also the overall performance of the functional areas for which the executive officer has responsibility, the manner in which the executive officer contributes to the overall success of the Company, including areas outside of his or her responsibility, and the overall management of the executive officer’s staff. Each Named Executive Officer’s individual corporate values performance factor was based on actions during 2017 demonstrating his or her full support and manifestation of our corporate values. Using the evaluations conducted by the Chief Executive Officer, the Compensation Committee determined the actual individual performance factor for each of our Named Executive Officers (other than the Chief Executive Officer) for 2017 to be either 1.25 or 1.3 and the actual corporate values performance factor to be 1.0.

2017 Individual Achievements

Consistent with prior years, Dr. Scarlett’s 2017 annual performance-based bonus was structured to be 100% contingent on the level of corporate goal achievement. Accordingly, with the Independent Board approval of the corporate goal achievement factor of 100% and Dr. Scarlett’s direct responsibility and contributions for the achievement of such goals, the Compensation Committee recommended, and the Independent Board approved that Dr. Scarlett should receive 100% of his 2017 target annual performance-based bonus.

Ms. Bloom was awarded an individual performance factor of 1.3 and a corporate values performance factor of 1.0 based on the achievements and contributions made by Ms. Bloom during 2017. In 2017, Ms. Bloom:

•	supervised and controlled the Accounting/Finance function to ensure compliance with SEC, Nasdaq and PCAOB requirements, including maintenance of internal control over financial reporting;
•	effectively reviewed and negotiated company expenses to remain within the budgeted spending level for 2017;
•

directed and managed the Investor Relations function to maintain investor interest and key analyst coverage despite patient enrollment suspension in the IMbark trial and a lack of regularly reported data in the first part of 2017;

•

supported business development efforts by performing due diligence on potential acquisition opportunities with specific emphasis on corporate structure and governance, employee compensation policies and change in control provisions, capitalization, investors and financial projections; and

•

guided the communications working group with Janssen and developed a communication plan regarding the imetelstat second internal data reviews and resulting outcomes that aligned timelines and messaging amongst various stakeholders.

Ms. Behrs was awarded an individual performance factor of 1.3 and a corporate values performance factor of 1.0 based on the achievements and contributions made by Ms. Behrs during 2017. In 2017, Ms. Behrs:

•

played key leadership role as a member of the imetelstat governance committees with Janssen to ensure active monitoring of progress versus key program goals, including providing strategic input in connection with clinical development plans, publication planning, and regulatory filings;

•

led the efforts for conducting an independent market research study of imetelstat in lower risk MDS, including selecting the company performing the independent market research study, developing an imetelstat target product profile and discussion guides for qualitative interviews and assessing feedback from those interviews;

•

led the business development efforts to search for and evaluate potential acquisition opportunities, including developing criteria for suitable acquisition candidates, scouting and screening at partnering meetings and oncology-focused scientific/medical meetings and directing a multi-disciplinary technical team to triage, consider and evaluate potential acquisition candidates; and

•	served as lead contact for potential acquisition candidates, including preparing and negotiating terms of due diligence, confidentiality and possible transaction economics.

Dr. Grethlein was awarded an individual performance factor of 1.3 and a corporate values performance factor of 1.0 based on the achievements and contributions made by Dr. Grethlein during 2017. In 2017, Mr. Grethlein:

•

directed and managed a multi-disciplinary team to develop clinical development plans for imetelstat in lower risk MDS, including feasible approaches to efficiently and effectively undertake oversight of global clinical operations, regulatory affairs, manufacturing, pharmacovigilance, biostatistics and quality systems, in order to prepare us to resume imetelstat clinical development in the event of a discontinuation of the program by Janssen;
•

played a key leadership role as a member of the imetelstat governance committees with Jansen in connection with clinical assessment of information from second internal data reviews for IMbark and IMerge, including implications on clinical development strategies;

•	provided scientific and clinical development insight and support in formulating asset criteria for potential acquisition candidates; and
•

led the technical due diligence efforts for multiple potential acquisition candidates and directed technical experts to evaluate prospective clinical applications for each of the lead programs and technology platforms and the possible competitive landscapes.

Mr. Rosenfield was awarded an individual performance factor of 1.25 and a corporate values performance factor of 1.0 based on the following achievements and contributions made by Mr. Rosenfield during 2017. In 2017, Mr. Rosenfield:

•

served as a strategic business advisor to management and the Board by providing critical legal and business expertise in evaluating potential acquisition candidates and possible business plans for imetelstat in lower risk MDS;

•

led and managed corporate governance compliance through administration of meetings of the Board and the Compensation Committee and Nominating and Corporate Governance Committee, including drafting of minutes and agendas and overseeing Board and committee self-evaluations;

•

performed comprehensive and timely review of all public disclosure documents, including SEC filings, press releases, investor and business development presentations and conference call scripts, for completeness, accuracy and comprehension;

•

supervised the Human Resources function, including review and analysis of compensation elements for employees and non-employee directors to ensure competitiveness in the biotechnology industry for the San Francisco Bay Area marketplace; and

•

supervised the Legal function, including driving successful settlement negotiations for purported securities class action lawsuits and derivative lawsuits, overseeing imetelstat intellectual property protection under the Janssen collaboration and supporting business development activities through due diligence of legal matters for potential acquisition candidates.

Following are the annual performance-based bonus targets and weighting percentages for each of the factors used to calculate the 2017 annual performance-based bonus for each of our Named Executive Officers as well as the 2017 actual bonus percentage awarded.

	(A)	(B)	(C)	(D)	(E)	(F)	(G)	= (A*B*C)
Named Executive Officer	Annual Incentive Bonus Target as a % of Salary	Corporate Goal Achievement Weighting	2017 Corporate Goal Achievement Factor	Individual Performance Weighting	2017 Individual Performance Factor	Corporate Values Weighting	2017 Corporate Values Performance Factor	+ (A*D*E) + (A*F*G) Annual Incentive Bonus Awarded as a % of Salary
John A. Scarlett, M.D.	60%	100%	1.0	N/A	N/A	N/A	N/A	60.0%
Olivia K. Bloom	45%	50%	1.0	30%	1.30	20%	1.0	49.1%
Melissa A. Kelly Behrs	45%	50%	1.0	30%	1.30	20%	1.0	49.1%
Andrew J. Grethlein, Ph.D.	45%	50%	1.0	30%	1.30	20%	1.0	49.1%
Stephen N. Rosenfield, J.D.	45%	50%	1.0	30%	1.25	20%	1.0	48.4%

2017 Equity Awards

Consistent with the objectives of our executive compensation program to link pay with performance, align the interests of stockholders and employees, and encourage employee ownership in Geron, in February 2017, the Compensation Committee approved stock option grants to our Named Executive Officers, and the Independent Board approved a stock option grant to our Chief Executive Officer. In determining the appropriate size and value of stock option grants in 2017 for our Named Executive Officers, the Compensation Committee (and the Independent Board, with respect to our Chief Executive Officer) considered the following for each Named Executive Officer:

•	overall corporate performance in the prior year;
•	a Named Executive Officer’s recent performance history and his or her potential for future responsibility;
•	internal pay equity among the Named Executive Officers;
•	criticality of the individual to the long-term success of the Company;
•	equity awards previously granted to the individual;
•	the amount of actual versus theoretical equity value per year that has been derived to date by the individual;
•	the current actual value of unvested equity grants for each individual;
•	the percentage of stock option grants with exercise prices greater than Geron’s current stock price; and
•	the number of stock option grants that have expired unexercised as a result of market conditions.

In addition to the above factors, the Compensation Committee (and the Independent Board, with respect to the Chief Executive Officer) generally referenced the defined peer group market data provided by Radford. In light of the objective to retain and engage existing Named Executive Officers, especially during periods of significant uncertainty given the sole reliance on our collaboration with Janssen to further develop, manufacture and commercialize imetelstat and the unknown outcome of our efforts to identify and acquire and/or in-license other oncology products, product candidates, programs or companies to grow and diversify our business, the Compensation Committee (and the Independent Board, with respect to the Chief Executive Officer) determined that in 2017 referencing the 50th to 75th percentile of the defined peer group market data provided by Radford for total compensation (consisting of annual base salary, annual performance-based bonus and the grant date fair value of equity awards) was appropriate for determining the level of stock option grants for our Named Executive Officers. In addition, the Compensation Committee determined that a broad-based approach in determining the level of stock option grants for our Named Executive Officers, except for the Chief Executive Officer, was appropriate to maintain internal pay equity among the executive team and reflected the collaborative, team-oriented nature of the group. In determining the size of the stock option grant for the Chief Executive Officer, the Independent Board considered the above factors, as well as the defined peer group market data provided by Radford, specifically the annual stock option grants provided to other chief executive officers in the defined peer group. The Compensation Committee (and the Independent Board, with respect to the Chief Executive Officer) also determined that the equity awards granted to our Named Executive Officers in 2017 should continue to consist only of stock options, rather than restricted stock awards that vest over time, because stock options deliver future value only if the price per share of our Common Stock increases above the exercise price, thus aligning the interests of our Named Executive Officers and stockholders for the long-term success of Geron.

Our Named Executive Officers received the following stock option grants in February 2017:

Named Executive Officer	2017 Stock Option Grant (# of shares)
John A. Scarlett, M.D.	1,050,000
Olivia K. Bloom	300,000
Melissa A. Kelly Behrs	300,000
Andrew J. Grethlein, Ph.D.	300,000
Stephen N. Rosenfield, J.D.	300,000

In accordance with Geron’s equity grant practices, the exercise price for the February 2017 stock option grants was equal to the closing price of Geron Common Stock as reported by the Nasdaq Global Select Market on the date of grant and the vesting schedule is monthly over four years from the date of grant, provided the employee continues to provide services to Geron. For additional information regarding stock option grants to our Named Executive Officers in 2017, see the sub-section entitled “Grants of Plan-Based Awards for 2017.” We did not reprice any stock options in 2017, despite the fact that our Named Executive Officers hold a significant number of stock options that are underwater.

Perquisites

In accordance with the terms of his original employment agreement, dated September 29, 2011, Dr. Scarlett received reimbursement for housing expenses (not to exceed $2,000 per month) and travel costs (not to exceed $20,000 per year) in connection with the commute from his personal residence in Texas to our headquarters in Menlo Park, California in 2017. These commuting expense benefits were negotiated with Dr. Scarlett at the time of his initial employment and were deemed a reasonable expense and necessary inducement to his commencement of employment with us. Dr. Scarlett does not receive separate compensation for serving as a member of our Board. Effective January 31, 2018, Dr. Scarlett’s employment agreement was amended to increase the reimbursement for housing expenses to not more than $4,000 per month in recognition of the significantly higher housing costs in the San Francisco Bay Area since Dr. Scarlett was hired in 2011.

Employment Agreements and Severance and Change in Control Benefits

We have entered into written employment agreements with each of our Named Executive Officers that set forth the terms of their employment, including initial base salaries, and eligibility to participate in the Company’s annual performance-based bonus program. In addition, each employment agreement includes restrictive covenants, such as non-compete and non-solicitation provisions, that would apply in the event of termination, which our Board believe helps protect our value. Each of our Named Executive Officers is employed “at will.”

Our Named Executive Officers are entitled to certain severance and change in control benefits under the terms of our Amended Severance Plan, their employment agreements and our equity plans, as further described under the sub-section entitled “Potential Payments Upon Termination or Change in Control.” Given the nature of the life sciences industry and the range of strategic initiatives we may explore, the Compensation Committee believes these severance and change in control provisions are essential elements of our executive compensation program and assist us in recruiting, retaining and developing key management talent in the competitive San Francisco Bay Area employment market. Our change in control benefits are intended to allow employees, including our Named Executive Officers, to focus their attention on the business operations of Geron in the face of the potentially disruptive impact of a rumored or actual change in control transaction, to assess takeover bids objectively without regard to the potential impact on their own job security and to allow for a smooth transition in the event of a change in control of Geron. In addition, our severance benefits provide reasonable protection to the executive officer in the event that he or she is not retained. We do not provide for any excise tax gross-ups in the Amended Severance Plan or in any individual employment agreement with a Named Executive Officer.

Compensation Recovery Provisions

Each of our executive officer employment agreements contain a “clawback provision” which requires that an executive officer forfeit his or her entire annual performance-based bonus if we determine that such executive officer has engaged in any misconduct intended to affect the payment of his or her annual performance-based bonus, or has otherwise engaged in any act or omission that would constitute cause for termination of his or her employment, as defined by his or her employment agreement.

Tax and Accounting Implications of Executive Compensation

The Compensation Committee considers the deductibility of executive compensation under Section 162(m) of the Code in designing, establishing and implementing our executive compensation policies and practices. Section 162(m) generally prohibits us from deducting any compensation over $1 million per taxable year paid to certain of our named executive officers unless, under tax laws in effect prior to January 1, 2018, such compensation is treated as “performance-based compensation” within the meaning of Section 162(m) of the Code. The Tax Cuts and Jobs Act(the “Tax Act”) among other changes, repealed the exception from the deduction limit under Section 162(m) for performance-based compensation effective for taxable years beginning after December 31, 2017, such that compensation paid to our covered executive officers in excess of $1 million will not be deductible unless it qualifies for transition relief applicable to certain arrangements in place as of November 2, 2017 that are not materially modified after that date. However, because of ambiguities and uncertainties as to the application and interpretation of Section 162(m) as revised by the Tax Act, including the uncertain scope of the transition relief adopted in connection with repealing Section 162(m)’s performance-based compensation exception, no assurance can be given that previously granted compensation intended to satisfy the requirements for performance-based compensation will in fact qualify for such exception. The Compensation Committee may administer any awards granted prior to November 2, 2017 which qualify as performance-based compensation under Section 162(m), as amended by the Tax Act, in accordance with the transition rules applicable to binding contracts in effect on November 2, 2017, and will have the sole discretion to revise compensation arrangements to conform with the Tax Act and our Compensation Committee’s administrative practices. In addition, our Compensation Committee reserves the right to modify compensation that was initially intended to be exempt from the Section 162(m) deduction limit when it was granted if the Compensation Committee determines that such modifications are consistent with our business needs. In determining the form and amount of compensation for our named executive officers, the Compensation Committee will continue to consider all elements of the cost of such compensation, including the potential impact of Section 162(m).

While the Compensation Committee considers the deductibility of awards as one factor in determining executive compensation, the Compensation Committee also looks at other factors in making its decisions and retains the flexibility to award compensation that it determines to be consistent with the goals of our executive compensation program even if the awards are not deductible by us for tax purposes.

In addition to considering the tax consequences, the Compensation Committee considers the accounting consequences of its decisions, including the impact of expenses being recognized in connection with equity-based awards, in determining the size and form of different equity-based awards.

Forward-Looking Statements

Except for the historical information contained herein, this Compensation Discussion and Analysis contains forward-looking statements, including, but not limited to, statements relating to the continued development of imetelstat by Janssen; the occurrence of the protocol-specified primary analysis for IMbark and the anticipated timing thereof; our efforts to identify and evaluate potential oncology product candidates, programs or companies to grow or diversify our business through acquisition and/or in-licensing; our plans, considerations, expectations and determinations regarding future compensation decisions, and other statements that are not historical facts. These statements involve risks and uncertainties that can cause actual results to differ materially from those in such forward-looking statements. These risks and uncertainties, include, without limitation, risks and uncertainties related to: (i) whether Janssen decides to continue to conduct IMbark, IMerge and/or the entire imetelstat program, (ii) whether the FDA or other health authorities permit IMbark and IMerge to continue to proceed; (iii) whether any future efficacy or safety results may cause the benefit/risk profile of imetelstat to become unacceptable; (iv) whether additional time is needed to obtain longer-term efficacy and safety data from IMbark or IMerge; (v) whether sufficient efficacy and safety data are available to assess overall survival in IMbark; (vi) our potential inability to successfully identify and acquire and/or in-license other oncology products, product candidates, programs or companies to grow and diversify our business; and (vii) anticipated and unanticipated problems in connection with any acquisition or in-licensing transaction, including our potential inability to realize any of the anticipated benefits of such transactions. In addition, the actual executive compensation program that we adopt in the future may differ materially from the current executive compensation program summarized in this discussion. Additional information on the above-stated risks and uncertainties and additional risks, uncertainties and factors that could cause actual results to differ materially from those in the forward-looking statements are contained in our periodic reports filed with the Securities and Exchange Commission under the heading “Risk Factors,” including our Annual Report on Form 10-K for the year ended December 31, 2017. Undue reliance should not be placed on forward-looking statements, which speak only as of the date of this proxy statement and the facts and assumptions underlying the forward-looking statements may change. Except as required by law, we disclaim any obligation to update these forward-looking statements to reflect future information, events or circumstances.

COMPENSATION COMMITTEE REPORT

Our Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K and contained within this Proxy Statement with management and, based on such review and discussions, our Compensation Committee recommended to our Board that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated into our Annual Report on Form 10-K for the year ended December 31, 2017.

Submitted on March 21, 2018 by the members of the Compensation Committee of the Board of Directors:

Robert J. Spiegel, M.D., FACP	Compensation Committee Chair
Karin Eastham	Compensation Committee Member
V. Bryan Lawlis, Ph.D.	Compensation Committee Member

This Section is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, other than in Geron’s Annual Report on Form 10-K where it shall be deemed to be furnished, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

EXECUTIVE COMPENSATION TABLES AND RELATED NARRATIVE DISCLOSURE

Summary Compensation Table

The following table includes information concerning compensation for the years ended December 31, 2017, 2016 and 2015 with respect to our Principal Executive Officer, Principal Financial Officer and our three other most highly compensated executive officers at December 31, 2017 (our “Named Executive Officers”).

Name and Principal Position	Year	Salary ($)		Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
John A. Scarlett, M.D.	2017	644,000		1,625,925	386,400	62,985	2,719,310
President and Chief Executive Officer	2016	622,200		1,086,960	373,300	78,382	2,160,842
	2015	604,095		1,859,340	362,457	61,793	2,887,685

Olivia K. Bloom	2017	410,000		464,550	201,100	28,338	1,103,988
Executive Vice President, Finance,	2016	387,200		380,436	179,500	28,546	975,682
Chief Financial Officer and Treasurer	2015	375,950		650,769	174,253	12,468	1,213,440

Melissa A. Kelly Behrs	2017	386,500		464,550	189,600	37,892	1,078,542
Executive Vice President, Bus. Dev.	2016	373,400		380,436	173,100	40,981	967,917
and Portfolio & Alliance Management	2015	362,560		650,769	172,941	35,257	1,221,527

Andrew J. Grethlein, Ph.D.	2017	416,200		464,550	204,100	38,779	1,123,629
Executive Vice President, Development	2016	402,100		380,436	186,400	38,749	1,007,685
and Technical Operations	2015	390,370		650,769	180,937	36,308	1,258,384

Stephen N. Rosenfield, J.D.	2017	342,640	(4)	464,550	165,800	13,929	986,919
Executive Vice President, General Counsel	2016	331,000	(4)	380,436	153,400	13,897	878,733
and Corporate Secretary	2015	321,360	(4)	650,769	148,950	13,872	1,134,951

(1)

Amounts represent the aggregate grant date fair value of stock option awards granted during the applicable fiscal year as calculated in accordance with FASB ASC Topic 718. Refer to Note 8 of the financial statements in our Annual Report on Form 10-K for the year ended December 31, 2017 regarding assumptions underlying the valuation of stock option awards and the calculation method. Refer to the supplemental table of the sub-section entitled “Outstanding Equity Awards at Fiscal Year-End” for information as to each Named Executive Officers’ vested and unvested stock option holdings, and under the sub-section entitled “Grants of Plan-Based Awards for 2017” for the number of stock options granted during 2017.

(2)

Amounts disclosed under the “Non-Equity Incentive Plan Compensation” column represent the annual performance-based bonuses earned pursuant to our annual performance-based bonus plan. For further discussion, see the sub-section entitled “Compensation Discussion and Analysis – 2017 Annual Performance-Based Bonuses.”

(3)

Amounts shown include, as applicable: (i) reimbursements for housing and travel expenses; (ii) the portion of life and health insurance premiums paid by the Company; and (iii) the matching contribution made to the Geron 401(k) Plan on behalf of each Named Executive Officer. Amounts for the year ended December 31, 2017 were as follows:

Named Executive Officer	Housing and Travel Reimbursements ($)	Insurance Premiums ($)	401(k) Match ($)(a)	Total ($)
John A. Scarlett, M.D.	44,000	18,985	—	62,985
Olivia K. Bloom	—	19,338	9,000	28,338
Melissa A. Kelly Behrs	—	26,700	11,192	37,892
Andrew J. Grethlein, Ph.D.	—	26,779	12,000	38,779
Stephen N. Rosenfield, J.D.	—	1,929	12,000	13,929

(a)

Under Geron’s 401(k) Plan, all participating employees may contribute up to the annual Internal Revenue Service contribution limit. In May 2016, the Compensation Committee approved a matching contribution equal to 50% of each employee’s annual contributions during 2017. The matching contribution was made in cash in January 2018.

(4)	The actual base salary amounts reflect Mr. Rosenfield’s employment at 80% full-time equivalent.

Grants of Plan-Based Awards for 2017

The following table sets forth information regarding grants of plan-based awards with respect to each of our Named Executive Officers for the fiscal year ended December 31, 2017:

			Estimated
			Possible	All Other Option Awards:
			Payouts Under			Grant Date
			Non-Equity	Number of	Exercise	Fair Value
			Incentive Plan	Securities	Price	of Stock
			Awards	Underlying	of Stock	Option
	Approval	Grant	Target(1)	Options	Options	Awards
Named Executive Officer	Date	Date	($)	(#)(2)	($/Sh)	($)(3)
John A. Scarlett, M.D.	2/9/17	2/9/17	—	1,050,000	2.15	1,625,925
		—	386,400	—	—	—
Olivia K. Bloom	2/8/17	2/9/17	—	300,000	2.15	464,550
		—	184,500	—	—	—
Melissa A. Kelly Behrs	2/8/17	2/9/17	—	300,000	2.15	464,550
		—	173,925	—	—	—
Andrew J. Grethlein, Ph.D.	2/8/17	2/9/17	—	300,000	2.15	464,550
		—	187,290	—	—	—
Stephen N. Rosenfield, J.D.	2/8/17	2/9/17	—	300,000	2.15	464,550
		—	154,188	—	—	—

(1)

This column sets forth the target amount of each Named Executive Officer’s annual performance-based bonus for the fiscal year ended December 31, 2017 under our annual performance-based bonus plan. Accordingly, the amounts set forth in this column do not represent actual compensation earned by our Named Executive Officers for the fiscal year ended December 31, 2017. For the actual compensation paid to our Named Executive Officers for the fiscal year ended December 31, 2017, see the sub-section entitled “Summary Compensation Table.” For further discussion, see the sub-section entitled “Compensation Discussion and Analysis – 2017 Annual Performance-Based Bonuses.”

(2)	Stock option vests in a series of 48 equal consecutive monthly installments commencing February 9, 2017, provided the executive officer continues to provide services to the Company.

(3)

Amounts represent the grant date fair value of each stock option granted in 2017 calculated in accordance with FASB ASC Topic 718. Refer to Note 8 of the financial statements in our Annual Report on Form 10-K for the year ended December 31, 2017 regarding assumptions underlying the valuation of stock option awards and the calculation method.

Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table

Employment Agreements. Each of our Named Executive Officers has entered into a written employment agreement with Geron.

We entered into an employment agreement with Dr. Scarlett dated September 29, 2011, in connection with the commencement of his employment with us. Dr. Scarlett’s employment agreement originally provided him with an annual base salary of $550,000, subject to increase, and an annual performance-based bonus targeted at 60% of his annual base salary. On February 11, 2014, we amended Dr. Scarlett’s employment agreement to provide for an annual base salary of $586,500, subject to increase, and to include a “clawback provision,” which clawback provision is described in more detail under the sub-section entitled “Compensation Discussion and Analysis – Compensation Recovery Provisions.” On January 31, 2018, we further amended Dr. Scarlett’s employment agreement to increase the reimbursement for housing expenses to not more than $4,000 per month. See the sub-section entitled “Compensation Discussion and Analysis – Perquisites” for more information on the reimbursement arrangements we provide to Dr. Scarlett for housing expenses and travel costs.

We entered into an employment agreement with Ms. Bloom dated December 7, 2012, in connection with her appointment as our Senior Vice President, Finance, Chief Financial Officer and Treasurer, to provide an annual base salary of $330,000 and an annual performance-based bonus targeted at 40% of her annual base salary. On September 24, 2013, we amended Ms. Bloom’s employment agreement to include a clawback provision. On February 11, 2014, in connection with her promotion to Executive Vice President, we amended Ms. Bloom’s employment agreement to provide for an annual base salary of $365,000, subject to increase, and an annual performance-based bonus targeted at 45% of her annual base salary.

We entered into an employment agreement with Ms. Behrs effective January 31, 2013, in connection with her appointment as our Senior Vice President, Portfolio and Alliance Management, to provide an annual base salary of $341,550, subject to increase, and an annual performance-based bonus targeted at 40% of her annual base salary. On September 24, 2013, we amended Ms. Behrs’ employment agreement to include a clawback provision. On February 11, 2014, in connection with her promotion to Executive Vice President, we amended Ms. Behrs’ employment agreement to provide for an annual base salary of $352,000, subject to increase, and an annual performance-based bonus targeted at 45% of her annual base salary.

We entered into an employment agreement with Dr. Grethlein effective September 17, 2012, in connection with commencement of his employment with us, to provide an annual base salary of $355,000 and an annual performance-based bonus targeted at 45% of his annual base salary. On February 11, 2014, we amended Dr. Grethlein’s employment agreement to provide for an annual base salary of $379,000, subject to increase, and to include a clawback provision.

We entered into an employment agreement with Mr. Rosenfield effective February 16, 2012, in connection with commencement of his employment with us, to provide an annual base salary of $292,000, subject to increase and pro-rated to reflect Mr. Rosenfield’s 80% of a full-time work schedule, and an annual performance-based bonus targeted at 45% of his annual base salary. On September 24, 2013, we amended Mr. Rosenfield’s employment agreement to include a clawback provision

See also the sub-section entitled “Potential Payments Upon Termination or Change in Control” with respect to severance benefits payable under the employment agreements with our Named Executive Officers and under our Amended Severance Plan.

Annual Performance-Based Bonuses. We provide for annual bonuses to reward Named Executive Officers for performance in the prior fiscal year. For more information regarding our annual performance-based bonus plan, see the sub-section entitled “Compensation Discussion and Analysis – 2017 Annual Performance-Based Bonuses.”

Equity Awards. All stock options awarded to our Named Executive Officers during 2017 were granted under our 2011 Plan. Descriptions of the terms of the stock options granted to our Named Executive Officers are included under the sub-section entitled “Compensation Discussion and Analysis – 2017 Equity Awards.”

Our 2011 Plan was approved by our Board and our stockholders in 2011 and replaced our Amended and Restated 2002 Equity Incentive Plan. The 2011 Plan provides for the grant of stock options, restricted stock, restricted stock units, performance awards and other stock and cash awards. The exercise price of a stock option grant may not be less than 100% of the closing price of our Common Stock as reported by the Nasdaq Global Select Market on the date of grant. Stock option grants generally have a term of ten years, but may terminate sooner in connection with the holder’s termination of service with us. Stock option grants vest based on conditions determined by the Compensation Committee or the Independent Board, which typically include continued service, but may also include performance goals and/or other conditions. The vesting of all equity awards granted under the 2011 Plan are subject to acceleration under certain termination or change in control circumstances as described under the sub-section entitled “Potential Payments Upon Termination or Change in Control.”

If Proposal 3 is approved by our stockholders at the Annual Meeting, all equity awards will thereafter be granted under the 2018 Plan to our employees, including Named Executive Officers, non-employee directors and consultants. Please refer to Proposal 3 for more information on the terms of the 2018 Plan.

Outstanding Equity Awards at Fiscal Year-End

The following table includes information with respect to all outstanding equity awards held by our Named Executive Officers as of December 31, 2017.

	Option Awards
			Number	Number
			of	of
			Securities	Securities
			Underlying	Underlying
			Unexercised	Unexercised	Option
			Options	Options	Exercise	Option
	Grant		Exercisable	Unexercisable	Price	Expiration
Named Executive Officer	Date		(#)	(#)	($/Sh)	Date
John A. Scarlett, M.D.	9/29/11		1,000,000	—	2.16	9/29/21
	5/17/12		505,000	—	1.41	5/17/22
	2/13/13		1,340,000	—	1.50	2/13/23
	2/11/14	(1)	1,284,167	55,833	5.09	2/11/24
	3/13/15	(1)	412,500	187,500	4.34	3/13/25
	2/11/16	(1)	275,000	325,000	2.54	2/11/26
	2/9/17	(1)	218,750	831,250	2.15	2/9/27
Olivia K. Bloom	5/28/08		20,000	—	3.97	5/28/18
	5/28/08		10,829	—	3.97	5/28/18
	5/29/09		20,000	—	6.52	5/29/19
	5/29/09		7,500	—	6.52	5/29/19
	5/29/09		20,000	—	6.52	5/29/19
	5/19/10		20,000	—	5.29	5/19/20
	5/20/11		50,000	—	4.65	5/20/21
	5/17/12		215,000	—	1.41	5/17/22
	2/12/13		400,000	—	1.51	2/12/23
	2/10/14	(1)	383,333	16,667	5.01	2/10/24
	3/13/15	(1)	144,375	65,625	4.34	3/13/25
	2/11/16	(1)	96,250	113,750	2.54	2/11/26
	2/9/17	(1)	62,500	237,500	2.15	2/9/27

	Option Awards
			Number	Number
			of	of
			Securities	Securities
			Underlying	Underlying
			Unexercised	Unexercised	Option
			Options	Options	Exercise	Options
	Grant		Exercisable	Unexercisable	Price	Expiration
Named Executive Officer	Date		(#)	(#)	($/Sh)	Date
Melissa A. Kelly Behrs	5/28/08		50,000	—	3.97	5/28/18
	5/28/08		14,167	—	3.97	5/28/18
	5/29/09		50,000	—	6.52	5/29/19
	5/29/09		20,000	—	6.52	5/29/19
	5/19/10		50,000	—	5.29	5/19/20
	5/19/10		10,000	—	5.29	5/19/20
	5/20/11		50,000	—	4.65	5/20/21
	5/17/12		300,000	—	1.41	5/17/22
	2/12/13		300,000	—	1.51	2/12/23
	2/10/14	(1)	383,333	16,667	5.01	2/10/24
	3/13/15	(1)	144,375	65,625	4.34	3/13/25
	2/11/16	(1)	96,250	113,750	2.54	2/11/26
	2/9/17	(1)	62,500	237,500	2.15	2/9/27
Andrew J. Grethlein, Ph.D.	9/19/12		600,000	—	1.70	9/19/22
	2/12/13		300,000	—	1.51	2/12/23
	2/10/14	(1)	383,333	16,667	5.01	2/10/24
	3/13/15	(1)	144,375	65,625	4.34	3/13/25
	2/11/16	(1)	96,250	113,750	2.54	2/11/26
	2/9/17	(1)	62,500	237,500	2.15	2/9/27
Stephen N. Rosenfield, J.D.	11/1/11	(2)	36,000	—	2.22	11/1/21
	2/16/12		425,000	—	2.14	2/16/22
	5/17/12		200,000	—	1.41	5/17/22
	2/12/13		420,000	—	1.51	2/12/23
	2/10/14	(1)	383,333	16,667	5.01	2/10/24
	3/13/15	(1)	144,375	65,625	4.34	3/13/25
	2/11/16	(1)	96,250	113,750	2.54	2/11/26
	2/9/17	(1)	62,500	237,500	2.15	2/9/27

(1)

Stock option vests in a series of 48 equal consecutive monthly installments commencing from the date of grant, provided the executive officer continues to provide services to the Company. In addition to the specific vesting schedule for each stock option, each unvested stock option is subject to potential future vesting acceleration as described under the sub-section entitled “Potential Payments Upon Termination or Change in Control” below.

(2)	Stock option was granted in connection with Mr. Rosenfield’s consulting agreement prior to his employment with the Company.

Option Exercises and Restricted Stock Awards Vested in 2017

None of our Named Executive Officers exercised any options or vested any restricted stock awards during the fiscal year ended December 31, 2017.

Pension Benefits

None of our Named Executive Officers participates in or has an account balance under any defined benefit pension or retirement plans sponsored by the Company.

Non-Qualified Deferred Compensation

None of our Named Executive Officers participates in or has an account balance under non-qualified defined contribution plans or other non-qualified deferred compensation plans maintained by the Company.

Additional Benefits

Our Named Executive Officers are eligible to participate in our benefit plans generally available to all employees, as described in the sub-section entitled “Compensation Discussion and Analysis – Broad-Based Benefits.”

Pay Ratio Disclosure

Under SEC rules, we are required to calculate and disclose the annual total compensation of our median employee, as well as the ratio of the annual total compensation of our median employee as compared to the annual total compensation of our Chief Executive Officer (the “CEO Pay Ratio”). To identify our median employee, we used the following methodology:

•	To determine our total population of employees, we included all 15 full-time and three part-time employees as of December 31, 2017.
•

To identify our median employee from our total population of employees, we ranked each employee’s fiscal 2017 base salary as of December 31, 2017 from lowest to highest, excluding the Chief Executive Officer’s fiscal 2017 base salary, and identified the median base salary from the list. We did not annualize the base salaries for part-time employees.

•	We had no employees who were employed by us for less than the entire 2017 fiscal year, so we did not annualize the base salaries of any such employees.

Once the median employee was identified, we calculated the annual total compensation of this employee for fiscal 2017 in a manner consistent with that used to calculate the annual total compensation for our Named Executive Officers in the Summary Compensation Table above.

For fiscal 2017, the annual total compensation (including base salary, grant date fair value of stock option awards granted during the year, and annual performance-based bonus) of the median employee of our total population of employees (other than our Chief Executive Officer) was $500,250 and the annual total compensation of our Chief Executive Officer, as reported in the Summary Compensation Table above, was $2,719,310. Based on this information, the ratio of the annual total compensation of our Chief Executive Officer to the median of the annual total compensation of all employees was 5.4 to 1.

The CEO Pay Ratio above represents our reasonable estimate calculated in a manner consistent with SEC rules and applicable guidance. SEC rules and guidance provide significant flexibility in how companies identify the median employee, and each company may use a different methodology and make different assumptions particular to that company. As a result, and as explained by the SEC when it adopted these rules, in considering the pay ratio disclosure, stockholders should keep in mind that the rule was not designed to facilitate comparisons of pay ratios among different companies, even companies within the same industry, but rather to allow stockholders to better understand and assess each particular company’s compensation practices and pay ratio disclosures.

The Compensation Committee, the Independent Board and our management did not use the CEO Pay Ratio measure in making compensation decisions for our employees or Named Executive Officers in 2017.

Potential Payments Upon Termination or Change in Control

Employment Agreements

Our Named Executive Officers are entitled to certain severance benefits payable in connection with a Covered Termination (as defined below) under their employment agreements. Pursuant to these employment agreements, in the event of a Covered Termination and subject to a release of claims against Geron, each Named Executive Officer will be entitled to (i) a lump-sum severance payment equal to 12 months (24 months, with respect to Dr. Scarlett) of his or her base salary in effect as of such termination, (ii) a lump-sum payment equal to the pro-rated portion of any target annual performance-based bonus, and (iii) continued COBRA coverage for a period of one year following a Covered Termination. In addition, the vested portion of any stock options, or other exercisable equity award in Geron, will remain exercisable until the earlier of the second anniversary of the date of termination and the original expiration date of such award.

For the purposes of our Named Executive Officers’ employment agreements, the following definitions apply:

•

“Covered Termination” generally means an Involuntary Termination Without Cause that occurs at any time, provided that such termination constitutes a “separation from service” within the meaning of Section 409A of the Code.

•

“Involuntary Termination Without Cause” generally means an executive officer’s dismissal or discharge other than: a) for Cause or b) following an involuntary or voluntary filing of bankruptcy, an assignment for the benefit of creditors, a liquidation of our assets in a formal proceeding or otherwise or any other event of insolvency by Geron, in any case, without an offer of comparable employment by Geron or a successor, acquirer, or affiliate of Geron.

•	“Cause” generally means the executive officer’s:
(i)	willful act or omission constituting dishonesty, fraud or other malfeasance against the Company;
(ii)	conviction of a felony;
(iii)

debarment by the FDA from working in or providing services to any pharmaceutical or biotechnology company or other ineligibility under any law or regulation to perform the employee’s duties to the Company; or

(iv)	breach of any material Company policies.

Amended Severance Plan

In September 2002, the Board approved a Severance Plan that originally became effective on January 21, 2003 and was subsequently amended and restated, most recently in May 2013 (collectively referred to herein as the “Amended Severance Plan”). The Amended Severance Plan applies to all employees, including our Named Executive Officers, who are not subject to a performance improvement plan.

The Amended Severance Plan provides for cash severance benefits to be paid to employees, including our Named Executive Officers, under a “double trigger” situation, defined below as a Change in Control Triggering Event. Under this double trigger requirement, severance benefits are paid only upon the occurrence of a Change in Control and a termination of employment, with such termination being either by the Company or because the employee resigns due to a material change in their employment terms. The Board believes that a double trigger is considered industry standard and provides appropriate protection for our employees, including our Named Executive Officers, from post-Change in Control events that are not related to the employee’s performance, encourages employees to stay throughout a transition period in the event of a Change in Control and does not provide for benefits for an employee who remains with the surviving company in a comparable position.

Under the Amended Severance Plan, the following definitions apply:

•

“Change in Control Triggering Event” is defined as a termination without Cause in connection with a Change in Control (which has the same definition as under the 2011 Plan and under the proposed 2018 Plan) or within 12 months following a Change in Control. Additionally, if an individual is terminated by the Company in connection with a Change in Control but immediately accepts employment with the Company’s successor or acquirer, they will not be deemed to have had a Change in Control Triggering Event unless:

(i)	such individual is subsequently terminated without Cause by the successor or acquirer within the 12 months following the Change in Control;
(ii)

such individual resigns employment with the Company because in connection with a Change in Control he or she is offered terms of employment (new or continuing) by the Company or the Company’s successor or acquirer within 30 days after the Change in Control that results in a material change in the terms of employment; or

(iii)

after accepting (or continuing) employment with the Company or the Company’s successor or acquirer after a Change in Control, such individual resigns employment within 12 months following the Change in Control due to a material change in terms of employment as defined below.

•

“Cause” generally means an employee’s continued failure to satisfactorily perform duties, willful act or omission constituting dishonesty, fraud or other malfeasance against the Company, conviction of a felony, debarment by the FDA from working in or providing services to any pharmaceutical or biotechnology company or other ineligibility under any law or regulation to perform the employee’s duties to the Company, or breach of any material Company policies.

•	“material change in terms of employment” shall occur if one of the following events occurs without the employee’s consent:
(i)	base salary is materially reduced from that in effect immediately prior to the Change in Control;
(ii)	if as of the Change in Control they are employed at the director level or above, they are subject to a material reduction in their duties (including responsibilities and/or authority);
(iii)

their principal work location is to be moved to a location that is either more than 45 miles from their principal work location immediately prior to the Change in Control or more than 30 miles farther from their principal weekday residence than was their principal work location immediately prior to the Change in Control; or

(iv)	the Company or the Company’s successor or acquirer materially breaches the terms of any employment or similar service agreement with the employee.

Additionally, in order for the resignation to be deemed due to a material change in terms of their employment, the employee must provide written notice to the Company’s General Counsel within 30 days after the first occurrence of the event giving rise to a material change in their terms of employment setting forth the basis for their resignation, allow the Company at least 30 days from receipt of such written notice to cure such event, and if such event is not reasonably cured within such period, the employee’s resignation from all positions they then hold with the Company is effective not later than 90 days after the expiration of the cure period.

Upon a Change in Control Triggering Event, each of our Named Executive Officers is entitled to a severance payment equal to 15 months (18 months, with respect to Dr. Scarlett) of his or her base salary then in effect as of such Change in Control Triggering Event and payment of COBRA premiums for up to 15 months (18 months, with respect to Dr. Scarlett), which is consistent with severance plans offered at companies similar in size in our industry and competitive market environment. Payment of any benefits under the Amended Severance Plan is conditioned on the timely provision of an effective release of claims against Geron.

Severance benefits provided under the employment agreements with our Named Executive Officers are generally reduced by the same type of severance payments a Named Executive Officer is entitled to receive under the Amended Severance Plan to avoid duplication of benefits.

Equity Plans

As set forth in each individual stock option or restricted stock award agreement under the 2011 Plan, in the event of a Change in Control of Geron (defined below), the vesting of each outstanding option and stock award held by all employees and non-employee directors will accelerate so that each option shall become fully exercisable for all of the outstanding shares subject to such option immediately prior to the consummation of such transaction and each other type of award shall be fully vested with all forfeiture restrictions on any or all of such awards to lapse. For purposes of the 2011 Plan, a “Change in Control” generally means and includes each of the following:

a)

as a result of any merger or consolidation, the voting securities of Geron outstanding immediately prior thereto represent (either by remaining outstanding or by being converted into voting securities of the surviving or acquiring entity) less than 49% of the combined voting power of the voting securities of Geron or such surviving or acquiring entity outstanding immediately after such merger or consolidation; during any period of 24 consecutive calendar months, the individuals who at the beginning of such period constitute the board of directors, and any new directors whose election by such board of directors or nomination for election by stockholders was approved by a vote of at least two-thirds of the members of such board of directors who were either directors on such board of directors at the beginning of the period or whose election or nomination for election as directors was previously so approved, for any reason cease to constitute at least a majority of the members thereof;

b)	any individual, entity or group becomes the beneficial owner of more than 20% of the then outstanding shares of Geron Common Stock;
c)	any sale of all or substantially all of the assets of Geron; or
d)	the complete liquidation or dissolution of Geron.

In the event an employee or non-employee director experiences a termination of service as a result of the employee’s or non-employee director’s total and permanent disability (as defined in Section 22(e)(3) of the Code) or death, the 2011 Plan provides through each respective plan or the individual stock option or restricted stock award agreement or both, that the portion of each outstanding option and award held by such employee or non-employee director that would have vested during the 24 months after the date of such employee’s termination of service (36 months for non-employee directors), will automatically vest. The options and awards that were already vested upon the date of termination and those that automatically vested in connection with an employee’s total and permanent disability or death will remain exercisable until the earlier of the second anniversary of the date of termination and the original expiration date of such option or award. For a non-employee director, the post-termination exercise period is the earlier of the third anniversary of the date of termination and the original expiration date of such option or award.

If Proposal 3 is approved by our stockholders at the Annual Meeting, all equity awards will thereafter be granted under the 2018 Plan to our employees, including Named Executive Officers, non-employee directors and consultants. Please refer to Proposal 3 for more information on the terms of the 2018 Plan.

Potential Payments Table

The table below summarizes potential maximum payments under the Amended Severance Plan, individual employment agreements or equity plans, as applicable, for our Named Executive Officers if a qualifying termination and/or change in control event had occurred on December 29, 2017, the last business day of our last completed fiscal year. As of December 29, 2017, all unvested stock options held by the Named Executive Officers were out-of-the-money, meaning that all of such unvested stock options had exercise prices that were higher than the closing price of our Common Stock on December 29, 2017 ($1.80). As a result, the value of any stock option vesting acceleration benefits in connection with termination and/or change in control events, for purposes of the table below, is $0. This does not mean, however, that the Named Executive Officers will not receive any value as a result of stock option vesting acceleration benefits in connection with an actual termination and/or change in control event occurring in the future; the actual value that the Named Executive Officers would receive can be determined only at the time of such termination and/or change in control event.

			Continued
			Healthcare	Option
Named Executive Officer	Qualifying Event	Severance	Benefits	Vesting	Total
John A. Scarlett, M.D.	Covered Termination – No Change in Control(1)	$1,674,400	$25,646	$—	$1,700,046
	Termination Without Cause or for Good Reason – With Change in Control(2)(3)	1,674,400	38,469	—	1,712,869
	Without Termination – With Change in Control(3)	—	—	—	—
	Death(4)	—	—	—	—
	Disability(5)	—	—	—	—
Olivia K. Bloom	Covered Termination – No Change in Control(1)	$594,500	$25,999	$—	$620,499
	Termination Without Cause or for Good Reason – With Change in Control(2)(3)	697,000	32,499	—	729,499
	Without Termination – With Change in Control(3)	—	—	—	—
	Death(4)	—	—	—	—
	Disability(5)	—	—	—	—
Melissa A. Kelly Behrs	Covered Termination – No Change in Control(1)	$560,425	$36,086	$—	$596,511
	Termination Without Cause or for Good Reason – With Change in Control(2)(3)	657,050	45,108	—	702,158
	Without Termination – With Change in Control(3)	—	—	—	—
	Death(4)	—	—	—	—
	Disability(5)	—	—	—	—
Andrew J. Grethlein, Ph.D.	Covered Termination – No Change in Control(1)	$603,490	$36,166	$—	$639,656
	Termination Without Cause or for Good Reason – With Change in Control(2)(3)	707,540	45,207	—	752,747
	Without Termination – With Change in Control(3)	—	—	—	—
	Death(4)	—	—	—	—
	Disability(5)	—	—	—	—
Stephen N. Rosenfield, J.D.	Covered Termination – No Change in Control(1)	$496,828	$1,929	$—	$498,757
	Termination Without Cause or for Good Reason – With Change in Control(2)(3)	582,488	2,411	—	584,899
	Without Termination – With Change in Control(3)	—	—	—	—
	Death(4)	—	—	—	—
	Disability(5)	—	—	—	—

(1)

Amounts represent lump-sum severance payments (including the target annual performance-based bonus) and continued healthcare benefits that could be paid to a Named Executive Officer upon a Covered Termination as of December 29, 2017, not in connection with a Change in Control transaction. The amounts in this row do not include any value associated with the extension, if any, of the post-termination exercise period applicable to the Named Executive Officers’ stock options.

(2)

Amounts represent lump-sum severance payments (including the target annual performance-based bonus), continued healthcare benefits and the intrinsic value of acceleration of unvested stock options, based on a market value of $1.80 per share of Common Stock as of December 29, 2017, that could be paid to a Named Executive Officer under such Named Executive Officer’s employment agreement and/or our Amended Severance Plan in the event of a Covered Termination or Change in Control Triggering Event on December 29, 2017, as applicable. Any payments made under a Named Executive Officer’s employment agreement would be deducted from payments due under the Amended Severance Plan. The amounts in this row do not include any value associated with the extension, if any, of the post-termination exercise period applicable to the Named Executive Officers’ stock options.

(3)

Amounts represent or include, as applicable, the intrinsic value of unvested stock options that would become fully vested and exercisable upon a Change in Control regardless of termination, based on a market value of $1.80 per share of Common Stock as of December 29, 2017. The amounts in this row do not include any value associated with the extension, if any, of the post-termination exercise period applicable to the Named Executive Officers’ stock options.

(4)

Amounts represent intrinsic value of unvested stock options that would become fully vested and exercisable upon a termination of service as a result of death, based on a market value of $1.80 per share of Common Stock as of December 29, 2017. The amounts in this row do not include any value associated with the extension, if any, of the post-termination exercise period applicable to the Named Executive Officers’ stock options.

(5)

Amounts represent the intrinsic value of unvested stock options that would become fully vested and exercisable upon a termination of service as a result of total and permanent disability (as defined in Section 22(e)(3) of the Code), based on a market value of $1.80 per share of Common Stock as of December 29, 2017. The amounts in this row do not include any value associated with the extension, if any, of the post-termination exercise period applicable to the Named Executive Officers’ stock options.

PROPOSAL 3

APPROVAL OF THE GERON CORPORATION 2018 EQUITY INCENTIVE PLAN

We are asking our stockholders to approve the Geron Corporation 2018 Equity Incentive Plan (the “2018 Plan”) at the Annual Meeting. The 2018 Plan was approved by Board in March 2018, subject to approval by our stockholders. The 2018 Plan is intended to be the successor to the 2011 Plan. Currently, we maintain the 2011 Plan to grant stock options in order to provide long-term incentives to our employees, non-employee directors and consultants. In light of changes in 2017 to federal tax laws, the Board decided to adopt and seek approval for the 2018 Plan to update the plan provisions to align with current tax provisions. In addition, the 2018 Plan will include a new reserve of 10,000,000 shares of Common Stock (in addition to the shares of Common Stock that are, or would become, available under our 2011 Plan) to ensure that the Company can continue to grant stock option awards to attract and retain high quality employees, non-employee directors and consultants.

If this Proposal 3 is approved by our stockholders, the 2018 Plan will become effective as of the date of the Annual Meeting, and no additional equity awards will be granted under the 2011 Plan. However, all outstanding equity awards granted under the 2011 Plan will continue to be subject to the terms and conditions as set forth in the agreements evidencing such awards and the terms of the 2011 Plan. In the event that our stockholders do not approve this Proposal 3, the 2018 Plan will not become effective and the 2011 Plan will continue to be effective in accordance with its terms, and our share reserve will not be increased.

Why You Should Vote to Approve the 2018 Plan

Equity Awards Are a Key Component of Our Compensation Philosophy

Our Board believes that the issuance of equity awards is a key element underlying our ability to attract, retain and motivate key personnel, non-employee directors and consultants because of the strong competition for highly trained and experienced individuals among biotechnology companies, especially in the San Francisco Bay Area. Therefore, the Board believes that the 2018 Plan is in the best interests of the Company and its stockholders and recommends a vote in favor of this Proposal 3.

Approval of the 2018 Plan by our stockholders will allow us to continue to grant equity awards at levels determined appropriate by our Board or Compensation Committee. The 2018 Plan will also allow us to utilize equity awards as long-term incentives to secure and retain the services of our employees, non-employee directors and consultants, consistent with our compensation philosophy and common compensation practice for our industry in the San Francisco Bay Area. To date, we have relied significantly on equity incentives in the form of stock option awards to attract and retain key employees, non-employee directors and consultants. We believe the use of stock option awards strongly aligns the interests of our employees with those of our stockholders by placing a considerable proportion of our employees’ total compensation “at risk” because it is contingent on the appreciation in value of our Common Stock. In addition, we believe stock option awards encourage employee ownership in Geron and promote retention through the reward of long-term Company performance.

We Carefully Manage the Use of Equity Awards, and the Size of our Share Reserve is Reasonable

Our compensation philosophy reflects broad-based eligibility for equity incentive awards, and we grant awards to all of our employees and non-employee directors. However, we recognize that equity awards dilute existing stockholders, and, therefore, we are mindful to responsibly manage the growth of our equity compensation program. We are committed to effectively monitoring our equity compensation share reserve, including our “burn rate,” to ensure that we maximize stockholders’ value by granting the appropriate number of stock option awards necessary to attract, reward, and retain employees, non-employee directors and consultants. Our burn rate for 2017 and in the last three years was below the 25th percentile of the defined peer group market data provided by Radford. Our equity awards outstanding was below the 50th percentile of the defined peer group market data provided by Radford. The tables below show our historical overhang and burn rate percentages under the current 2011 Plan and reflect the responsible actions we have taken in the past regarding our equity awards.

Overhang

The following table provides certain additional information regarding our 2011 Plan.

As of March 8, 2018
Total number of shares of Common Stock subject to outstanding stock options	24,161,418
Weighted-average exercise price of outstanding stock options	$2.83
Weighted-average remaining term of outstanding stock options	6.8 years
Total number of shares of Common Stock subject to outstanding full value awards	None
Total number of shares of Common Stock available for grant under the 2011 Plan	2,903,727
Total number of shares of Common Stock available for grant under other equity incentive plans	None
Total number of shares of Common Stock outstanding	160,654,027
Per-share closing price of Common Stock as reported on Nasdaq Global Select Market	$2.66

Burn Rate

The following table provides detailed information regarding the activity related to our 2011 Plan for fiscal year 2017.

For the Year Ended December 31, 2017
Total number of shares of common stock subject to stock options granted	3,484,000
Total number of shares of common stock subject to full value awards granted(1)	72,066
Weighted-average number of shares of common stock outstanding	159,224,986
Burn Rate	2.2%

(1)

Full value awards granted in 2017 represent stock issued in lieu of cash for quarterly retainer payments to non-employee directors under the Director Compensation Policy. For further information, see the sub-section entitled “Director Compensation Table.”

Requested Shares

Subject to adjustment for certain changes in our capitalization, if this Proposal 3 is approved by our stockholders, the aggregate number of shares of our Common Stock that may be issued under the 2018 Plan will not exceed the sum of (i) the number of unallocated shares remaining available for the grant of new awards under the 2011 Plan as of the effective date of the 2018 Plan (which is equal to 2,903,727 shares as of March 8, 2018), (ii) 10,000,000 new shares, and (iii) certain shares subject to outstanding awards granted under the 2011 Plan and our Geron Corporation 1992 Stock Option Plan, Geron Corporation 1996 Directors’ Stock Option Plan and Geron Corporation Amended and Restated 2002 Equity Incentive Plan (together, the “Prior Plans”) that may become available for grant under the 2018 Plan as such shares become available from time to time (as further described below under “Description of the 2018 Plan – Shares Available for Stock Awards”).

If the 2018 Plan and the new share reserve of 10,000,000 shares is approved by our stockholders, we expect to have approximately 12,903,727 shares available for grant after our Annual Meeting (based on shares available as of March 8, 2018). We believe the adoption of the 2018 Plan and new share reserve of 10,000,000 shares is necessary for us to remain competitive in the San Francisco Bay Area marketplace and supports our pay for performance philosophy by tying compensation to the achievement of specific and objective corporate goals that maximize long-term stockholder value. We anticipate the available pool of shares in the 2018 Plan will be sufficient for stock option awards for the next four years, using our historical burn rates, and are necessary to provide a predictable amount of equity awards for attracting, retaining, and motivating employees, non-employee directors and consultants.

Key Features of the 2018 Plan

The 2018 Plan includes many of the same provisions from the 2011 Plan that are designed to protect our stockholders’ interests and to reflect corporate governance best practices. Following are three provisions in the 2018 Plan that are not in the 2011 Plan. These terms moderate the number of shares available for new grants of equity awards and preclude participants terminated for cause from equity award benefits:

•

No liberal share counting or recycling of appreciation awards.  The following shares will not become available again for issuance under the 2018 Plan: (i) shares underlying stock options or stock appreciation rights that are reacquired or withheld (or not issued) by us to satisfy the exercise or purchase price of a stock award; (ii) shares underlying stock options or stock appreciation rights that are reacquired or withheld (or not issued) by us to satisfy a tax withholding obligation in connection with a stock award; and (iii) any shares repurchased by us on the open market with the proceeds of the exercise or purchase price of a stock option or a stock appreciation right.

•

Fungible share counting. The 2018 Plan contains a “fungible share counting” structure, whereby the number of shares of our Common Stock available for issuance under the 2018 Plan will be reduced by (i) one share for each share issued pursuant to a stock option or stock appreciation right with an exercise price that is at least 100% of the fair market value of our Common Stock on the date of grant (an “Appreciation Award”) granted under the 2018 Plan and (ii) 2.0 shares for each share issued pursuant to a stock award that is not an Appreciation Award (a “Full Value Award”) granted under the 2018 Plan. As part of such fungible share counting structure, the number of shares of our Common Stock available for issuance under the 2018 Plan will be increased by (i) one share for each share that becomes available again for issuance under the terms of the 2018 Plan subject to an Appreciation Award and (ii) 2.0 shares for each share that becomes available again for issuance under the terms of the 2018 Plan subject to a Full Value Award.

•

Termination of stock options and stock appreciation rights on a participant’s termination for cause.  If a participant’s service is terminated for cause, which is defined under the 2018 Plan as (i) the participant’s conviction of any crime involving fraud, dishonesty or moral turpitude; (ii) the participant’s attempted commission of or participation in a fraud or act of dishonesty against the Company resulting in material harm to the business of the Company; (iii) the participant’s intentional, material violation of any contract or agreement with the Company, or any statutory duty the participant owes to the Company; or (iv) the participant’s conduct that constitutes gross misconduct, insubordination, incompetence or habitual neglect of duties and that results in material harm to the business of the Company, the participant’s stock options and stock appreciation rights terminate immediately, and the participant is prohibited from exercising his or her stock options and stock appreciation rights.

Following are provisions in the 2018 Plan that are continuing from the 2011 Plan:

•	No single trigger accelerated vesting upon change in control. The 2018 Plan does not provide for any automatic mandatory vesting of awards upon a change in control.
•

No liberal change in control definition.  The change in control definition in the 2018 Plan is not a “liberal” definition. A change in control transaction must actually occur in order for the change in control provisions in the 2018 Plan to be triggered.

•

Repricing is not allowed.  The 2018 Plan prohibits the repricing of outstanding stock options and stock appreciation rights and the cancellation of any outstanding stock options or stock appreciation rights that have an exercise or strike price greater than the then-current fair market value of our Common Stock in exchange for cash or other stock awards under the 2018 Plan without prior stockholder approval.

•

Stockholder approval is required for additional shares.  The 2018 Plan does not contain an annual “evergreen” provision. The 2018 Plan authorizes a fixed number of shares, so that stockholder approval is required to issue any additional shares, allowing our stockholders to have direct input on our equity compensation program.

•

Awards subject to forfeiture/clawback.  Awards granted under the 2018 Plan will be subject to recoupment in accordance with any clawback provisions in a participant’s employment agreement or other agreement with the Company or any clawback policy that we are required to adopt pursuant to the listing standards of any national securities exchange or association on which our securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law. In addition, we may impose other clawback, recovery or recoupment provisions in a stock award agreement, including a reacquisition right in respect of previously acquired shares or other cash or property upon the occurrence of cause.

•

No discounted stock options or stock appreciation rights.  All stock options and stock appreciation rights granted under the 2018 Plan must have an exercise or strike price equal to or greater than the fair market value of our Common Stock on the date the stock option or stock appreciation right is granted.

•

Administration by the Board or independent committee.  The 2018 Plan will be administered by the Board or members of a Board committee, which may consist solely of two or more “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act. The Board may retain the authority to concurrently administer the 2018 Plan with any such committee and may, at any time, revest in the Board some or all of the powers previously delegated to the committee.

•

Material amendments require stockholder approval. Consistent with Nasdaq rules, the 2018 Plan requires stockholder approval of any material revisions to the 2018 Plan. In addition, certain other amendments to the 2018 Plan require stockholder approval.

•

Restrictions on dividends. The 2018 Plan provides that (i) no dividends or dividend equivalents may be paid with respect to any shares of our Common Stock subject to a stock award before the date such shares have vested, (ii) any dividends or dividend equivalents that are credited with respect to any such shares will be subject to all of the terms and conditions applicable to such shares under the terms of the applicable stock award agreement (including any vesting conditions), and (iii) any dividends or dividend equivalents that are credited with respect to any such shares will be forfeited to us on the date such shares are forfeited to or repurchased by us due to a failure to vest.

Description of the 2018 Plan

The material features of the 2018 Plan are described below. The following description of the 2018 Plan is a summary only and is qualified in its entirety by reference to the complete text of the 2018 Plan. Stockholders are urged to read the actual text of the 2018 Plan in its entirety, which is attached to this Proxy Statement as Appendix A.

Purpose

The 2018 Plan is designed to secure and retain the services of our employees, non-employee directors and consultants, provide incentives for our employees, non-employee directors and consultants to exert maximum efforts for the success of our Company and our affiliates, and provide a means by which our employees, non-employee directors and consultants may be given an opportunity to benefit from increases in the value of our Common Stock. The 2018 Plan is also designed to align employees’ interests with stockholder interests.

Successor to 2011 Plan

The 2018 Plan is intended to be the successor to the 2011 Plan. If the 2018 Plan is approved by our stockholders, no additional stock awards will be granted under the 2011 Plan. If the 2018 Plan is not approved by our stockholders, the 2018 Plan will not become effective and the 2011 Plan will continue to be effective in accordance with its terms, and our share reserve will not be increased.

Types of Stock Awards

The terms of the 2018 Plan provide for the grant of incentive stock options, nonstatutory stock options, stock appreciation rights, restricted stock awards, restricted stock unit awards, other stock awards, and performance awards that may be settled in cash, stock, or other property.

Shares Available for Stock Awards

Subject to adjustment for certain changes in our capitalization, the aggregate number of shares of our Common Stock that may be issued under the 2018 Plan (the “Share Reserve”), will not exceed the sum of (i) the number of unallocated shares remaining available for the grant of new stock awards under the 2011 Plan as of the effective date of the 2018 Plan, (ii) 10,000,000 new shares, and (iii) any Prior Plans’ Returning Shares (as defined below), as such shares become available from time to time.

The “Prior Plans’ Returning Shares” are shares subject to outstanding stock awards granted under the Prior Plans that, from and after the effective date of the 2018 Plan, (i) expire or terminate for any reason prior to exercise or settlement, (ii) are forfeited, cancelled or otherwise returned to us because of the failure to meet a contingency or condition required for the vesting of such shares, or (iii) other than with respect to outstanding stock options and stock appreciation rights granted under the Prior Plans with an exercise or strike price of at least 100% of the fair market value of the underlying Common Stock on the date of grant (“Prior Plans’ Appreciation Awards”), are reacquired or withheld (or not issued) by us to satisfy a tax withholding obligation in connection with a stock award.

The number of shares of our Common Stock available for issuance under the 2018 Plan will be reduced by (i) one share for each share of Common Stock issued pursuant to a stock option or stock appreciation right with an exercise or strike price of at least 100% of the fair market value of the underlying Common Stock on the date of grant, and (ii) 2.0 shares for each share of Common Stock issued pursuant to a Full Value Award (i.e., any stock award that is not a stock option or stock appreciation right with an exercise or strike price of at least 100% of the fair market value of the underlying Common Stock on the date of grant).

If (i) any shares of Common Stock subject to a stock award are not issued because the stock award expires or otherwise terminates without all of the shares covered by the stock award having been issued or is settled in cash, (ii) any shares of Common Stock issued pursuant to a stock award are forfeited back to or repurchased by us because of the failure to meet a contingency or condition required for the vesting of such shares, or (iii) with respect to a Full Value Award, any shares of Common Stock are reacquired or withheld (or not issued) by us to satisfy a tax withholding obligation in connection with the award, then such shares will again become available for issuance under the 2018 Plan (collectively, the “2018 Plan Returning Shares”). For each 2018 Plan Returning Share subject to a Full Value Award, or Prior Plans’ Returning Share subject to a stock award other than a Prior Plans’ Appreciation Award, the number of shares of Common Stock available for issuance under the 2018 Plan will increase by 2.0 shares.

Any shares of Common Stock reacquired or withheld (or not issued) by us to satisfy the exercise or purchase price of a stock award will no longer be available for issuance under the 2018 Plan, including any shares subject to a stock award that are not delivered to a participant because the stock award is exercised through a reduction of shares subject to the stock award. In addition, any shares reacquired or withheld (or not issued) by us to satisfy a tax withholding obligation in connection with a stock option or stock appreciation right granted under the 2018 Plan or a Prior Plans’ Appreciation Award, or any shares repurchased by us on the open market with the proceeds of the exercise or strike price of a stock option or stock appreciation right granted under the 2018 Plan or a Prior Plans’ Appreciation Award will no longer be available for issuance under the 2018 Plan.

Eligibility

All of our approximately 18 employees, six non-employee directors and 22 consultants as of March 19, 2018 are eligible to participate in the 2018 Plan and may receive all types of awards other than incentive stock options. Incentive stock options may be granted under the 2018 Plan only to our employees, including our executive officers.

Administration

The 2018 Plan will be administered by our Board, which may in turn delegate authority to administer the 2018 Plan to a committee of non-employee directors. Our Board may, at any time, revest in itself some or all of the power delegated to such a committee. The Board and any committee of non-employee directors to whom the Board may delegate authority to administer the 2018 Plan are each considered to be a Plan Administrator for purposes of this Proposal 3. Subject to the terms of the 2018 Plan, the Plan Administrator may determine the recipients, the types of stock awards to be granted, the number of shares of our Common Stock subject to or the cash value of stock awards, and the terms and conditions of stock awards granted under the 2018 Plan, including the period of their exercisability and vesting. The Plan Administrator also has the authority to provide for accelerated exercisability and vesting of stock awards. Subject to the limitations set forth below, the Plan Administrator also determines the fair market value applicable to a stock award and the exercise or strike price of stock options and stock appreciation rights granted under the 2018 Plan.

The Plan Administrator may also delegate to one or more executive officers the authority to designate employees who are not executive officers to be recipients of certain stock awards and the number of shares of our Common Stock subject to such stock awards. Under any such delegation, the Plan Administrator will specify the total number of shares of our Common Stock that may be subject to the stock awards granted by such executive officer. The executive officer may not grant a stock award to himself or herself.

Repricing; Cancellation and Re-Grant of Stock Options or Stock Appreciation Rights

Under the 2018 Plan, the Plan Administrator does not have the authority to reprice any outstanding stock option or stock appreciation right by reducing the exercise or strike price of the stock option or stock appreciation right or to cancel any outstanding stock option or stock appreciation right that has an exercise or strike price greater than the then-current fair market value of our Common Stock in exchange for cash or other stock awards without obtaining the approval of our stockholders. Such approval must be obtained within 12 months prior to such an event.

Stock Options

Stock options may be granted under the 2018 Plan pursuant to stock option agreements. The 2018 Plan permits the grant of stock options that are intended to qualify as incentive stock options (“ISOs”) and nonstatutory stock options (“NSOs”).

The exercise price of a stock option granted under the 2018 Plan may not be less than 100% of the fair market value of the Common Stock subject to the stock option on the date of grant and, in some cases (see “Limitations on Incentive Stock Options” below), may not be less than 110% of such fair market value.

The term of stock options granted under the 2018 Plan may not exceed ten years and, in some cases (see “Limitations on Incentive Stock Options” below), may not exceed five years. Except as otherwise provided in a participant’s stock option agreement or other written agreement with us, if a participant’s service relationship with us (referred to in this Proposal 3 as “continuous service”) terminates (other than for cause or the participant’s death or disability), the participant may exercise any vested stock options for up to three months following the participant’s termination of continuous service. Except as otherwise provided in a participant’s stock option agreement or other written agreement with us, if a participant’s continuous service terminates due to the participant’s disability or death (or the participant dies within a specified period, if any, following termination of continuous service), the participant, or his or her beneficiary, as applicable, may exercise any vested stock options for up to 24 months following the participant’s termination due to the participant’s disability or following the participant’s death. Except as explicitly provided otherwise in a participant’s stock option agreement or other written agreement with us or one of our affiliates, if a participant’s continuous service is terminated for cause (as defined in the 2018 Plan), all stock options held by the participant will terminate upon the participant’s termination of continuous service and the participant will be prohibited from exercising any stock option from and after such termination date. Except as otherwise provided in a participant’s stock option agreement or other written agreement with us or one of our affiliates, the term of a stock option may be extended if the exercise of the stock option following the participant’s termination of continuous service (other than for cause or the participant’s death or disability) would be prohibited by applicable securities laws or if the sale of any Common Stock received upon exercise of the stock option following the participant’s termination of continuous service (other than for cause) would violate our insider trading policy. In no event, however, may a stock option be exercised after its original expiration date.

Acceptable forms of consideration for the purchase of our Common Stock pursuant to the exercise of a stock option under the 2018 Plan will be determined by the Plan Administrator and may include payment: (i) by cash, check, bank draft or money order payable to us; (ii) pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board; (iii) by delivery to us of shares of our Common Stock (either by actual delivery or attestation); (iv) by a net exercise arrangement (for NSOs only); or (v) in other legal consideration approved by the Plan Administrator.

Stock options granted under the 2018 Plan may become exercisable in cumulative increments, or “vest,” as determined by the Plan Administrator at the rate specified in the stock option agreement. Shares covered by different stock options granted under the 2018 Plan may be subject to different vesting schedules as the Plan Administrator may determine.

The Plan Administrator may impose limitations on the transferability of stock options granted under the 2018 Plan in its discretion. Generally, a participant may not transfer a stock option granted under the 2018 Plan other than by will or the laws of descent and distribution or, subject to approval by the Plan Administrator, pursuant to a domestic relations order or an official marital settlement agreement. However, the Plan Administrator may permit transfer of a stock option in a manner that is not prohibited by applicable tax and securities laws. In addition, subject to approval by the Plan Administrator, a participant may designate a beneficiary who may exercise the stock option following the participant’s death.

Limitations on Incentive Stock Options

In accordance with current federal tax laws, the aggregate fair market value, determined at the time of grant, of shares of our Common Stock with respect to ISOs that are exercisable for the first time by a participant during any calendar year under all of our stock plans may not exceed $100,000. The stock options or portions of stock options that exceed this limit or otherwise fail to qualify as ISOs are treated as NSOs. No ISO may be granted to any person who, at the time of grant, owns or is deemed to own stock possessing more than 10% of our total combined voting power unless the following conditions are satisfied:

•	the exercise price of the ISO must be at least 110% of the fair market value of the Common Stock subject to the ISO on the date of grant; and
•	the term of the ISO must not exceed five years from the date of grant.

Subject to adjustment for certain changes in our capitalization, the aggregate maximum number of shares of our Common Stock that may be issued pursuant to the exercise of ISOs under the 2018 Plan is 25,807,454 shares.

Stock Appreciation Rights

Stock appreciation rights may be granted under the 2018 Plan pursuant to stock appreciation right agreements. Each stock appreciation right is denominated in common stock share equivalents. The strike price of each stock appreciation right will be determined by the Plan Administrator, but will in no event be less than 100% of the fair market value of the Common Stock subject to the stock appreciation right on the date of grant. The Plan Administrator may also impose restrictions or conditions upon the vesting of stock appreciation rights that it deems appropriate. The appreciation distribution payable upon exercise of a stock appreciation right may be paid in shares of our Common Stock, in cash, in a combination of cash and stock, or in any other form of consideration determined by the Plan Administrator and set forth in the stock appreciation right agreement. Stock appreciation rights will be subject to the same conditions upon termination of continuous service and restrictions on transfer as stock options under the 2018 Plan.

Restricted Stock Awards

Restricted stock awards may be granted under the 2018 Plan pursuant to restricted stock award agreements. A restricted stock award may be granted in consideration for cash, check, bank draft or money order payable to us, the participant’s services performed for us, or any other form of legal consideration acceptable to the Plan Administrator. Shares of our Common Stock acquired under a restricted stock award may be subject to forfeiture to or repurchase by us in accordance with a vesting schedule to be determined by the Plan Administrator. Rights to acquire shares of our Common Stock under a restricted stock award may be transferred only upon such terms and conditions as are set forth in the restricted stock award agreement. A restricted stock award agreement may provide that any dividends paid on restricted stock will be subject to the same vesting conditions as apply to the shares subject to the restricted stock award. Upon a participant’s termination of continuous service for any reason, any shares subject to restricted stock awards held by the participant that have not vested as of such termination date may be forfeited to or repurchased by us.

Restricted Stock Unit Awards

Restricted stock unit awards may be granted under the 2018 Plan pursuant to restricted stock unit award agreements. Payment of any purchase price may be made in any form of legal consideration acceptable to the Plan Administrator. A restricted stock unit award may be settled by the delivery of shares of our Common Stock, in cash, in a combination of cash and stock, or in any other form of consideration determined by the Plan Administrator and set forth in the restricted stock unit award agreement. Restricted stock unit awards may be subject to vesting in accordance with a vesting schedule to be determined by the Plan Administrator. Dividend equivalents may be credited in respect of shares of our Common Stock covered by a restricted stock unit award, provided that any additional shares credited by reason of such dividend equivalents will be subject to all of the same terms and conditions of the underlying restricted stock unit award. Except as otherwise provided in a participant’s restricted stock unit award agreement or other written agreement with us, restricted stock units that have not vested will be forfeited upon the participant’s termination of continuous service for any reason.

Performance Awards

The 2018 Plan allows us to grant performance stock awards. A performance stock award is a stock award that is payable (including that may be granted, may vest, or may be exercised) contingent upon the attainment of pre-determined performance goals during a performance period. A performance stock award may require the completion of a specified period of continuous service. The length of any performance period, the performance goals to be achieved during the performance period, and the measure of whether and to what degree such performance goals have been attained will be determined by the Plan Administrator in its discretion. In addition, to the extent permitted by applicable law and the applicable stock award agreement, the Plan Administrator may determine that cash may be used in payment of performance stock awards.

Performance goals under the 2018 Plan will be based on any one or more of the following performance criteria: (i) net earnings (either before or after one or more of the following: (A) interest, (B) taxes, (C) depreciation and (D) amortization); (ii) gross or net sales or revenue; (iii) net income (either before or after taxes); (iv) adjusted net income; (v) operating earnings or profit; (vi) cash flow (including, but not limited to, operating cash flow and free cash flow); (vii) return on assets; (viii) return on capital; (ix) return on stockholders’ equity; (x) total stockholder return; (xi) return on sales; (xii) gross or net profit or operating margin; (xiii) costs; (xiv) funds from operations; (xv) expenses; (xvi) working capital; (xvii) earnings per share; (xviii) adjusted earnings per share; (xix) price per share; (xx) regulatory body approval for commercialization of a product; (xxi) positive results from clinical trials; (xxii) initiation of clinical trials; (xxiii) implementation, completion or maintenance of critical projects or relationships; (xxiv) closing of significant financing; (xxv) execution or completion of strategic initiatives; (xxvi) market share; (xxvii) economic value; (xxviii) cash flow return on capital; (xxix) return on net assets; and (xxx) other measures of performance selected by the Plan Administrator.

Performance goals may be based on a company-wide basis, with respect to one or more business units, divisions, affiliates or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. The Plan Administrator may, in its sole discretion, provide that one or more objectively determinable adjustments shall be made to one or more of the performance goals. Such adjustments may include one or more of the following: (i) items related to a change in accounting principle; (ii) items relating to financing activities; (iii) expenses for restructuring or productivity initiatives; (iv) other non-operating items; (v) items related to acquisitions; (vi) items attributable to the business operations of any entity acquired by the Company during the performance period; (vii) items related to the disposal of a business or segment of a business; (viii) items related to discontinued operations that do not qualify as a segment of a business under applicable accounting standards; (ix) items attributable to any stock dividend, stock split, combination or exchange of stock occurring during the performance period; (x) any other items of significant income or expense which are determined to be appropriate adjustments; (xi) items relating to unusual or extraordinary corporate transactions, events or developments, (xii) items related to amortization of acquired intangible assets; (xiii) items that are outside the scope of the Company’s core, on-going business activities; (xiv) items related to acquired in-process research and development; (xv) items relating to changes in tax laws; (xvi) items relating to major licensing or partnership arrangements; (xvii) items relating to asset impairment charges; (xviii) items relating to gains or losses for litigation, arbitration and contractual settlements; (xix) items relating to any other unusual or nonrecurring events or changes in applicable laws, accounting principles or business conditions; or (xx) any other items selected by the Plan Administrator.

In addition, the Plan Administrator retains the discretion to reduce or eliminate the compensation or economic benefit due upon the attainment of any performance goals and to define the manner of calculating the performance criteria it selects to use for a performance period.

Other Stock Awards

Other forms of stock awards valued in whole or in part by reference to, or otherwise based on, our Common Stock may be granted either alone or in addition to other stock awards under the 2018 Plan. Subject to the terms of the 2018 Plan, the Plan Administrator will have sole and complete authority to determine the persons to whom and the time or times at which such other stock awards will be granted, the number of shares of our Common Stock to be granted and all other terms and conditions of such other stock awards.

Clawback Policy

Awards granted under the 2018 Plan will be subject to recoupment in accordance with any clawback provisions in a participant’s employment agreement or other agreement with the Company or any clawback policy that we are required to adopt pursuant to the listing standards of any national securities exchange or association on which our securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law. In addition, the Plan Administrator may impose other clawback, recovery or recoupment provisions in a stock award agreement as the Plan Administrator determines necessary or appropriate, including a reacquisition right in respect of previously acquired shares of our Common Stock or other cash or property upon the occurrence of cause.

Changes to Capital Structure

In the event of certain capitalization adjustments, the Plan Administrator will appropriately adjust: (i) the class(es) and maximum number of securities subject to the 2018 Plan; (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of ISOs; and (iii) the class(es) and number of securities and price per share of stock subject to outstanding stock awards.

Corporate Transaction

In the event of a corporate transaction (as defined in the 2018 Plan and described below), the Board will have the discretion to take one or more of the following actions with respect to outstanding stock awards (contingent upon the closing or completion of such corporate transaction), unless otherwise provided in the stock award agreement or other written agreement with the participant or unless otherwise provided by the Board at the time of grant:

•

arrange for the surviving or acquiring corporation (or its parent company) to assume or continue the award or to substitute a similar stock award for the award (including an award to acquire the same consideration paid to our stockholders pursuant to the corporate transaction);

•	arrange for the assignment of any reacquisition or repurchase rights held by us with respect to the stock award to the surviving or acquiring corporation (or its parent company);
•	accelerate the vesting (and, if applicable, the exercisability) of the stock award and provide for its termination prior to the effective time of the corporate transaction;
•	arrange for the lapse, in whole or in part, of any reacquisition or repurchase rights held by us with respect to the award;
•

cancel or arrange for the cancellation of the stock award, to the extent not vested or exercised prior to the effective time of the corporate transaction, in exchange for such cash consideration, if any, as the Board may consider appropriate; and

•

make a payment, in such form as may be determined by the Board, equal to the excess, if any, of (i) the value of the property the participant would have received upon the exercise of the stock award immediately prior to the effective time of the corporate transaction, over (B) any exercise price payable in connection with such exercise.

The Board is not obligated to treat all stock awards or portions of stock awards in the same manner. The Board may take different actions with respect to the vested and unvested portions of a stock award.

For purposes of the 2018 Plan, a corporate transaction generally will be deemed to occur in the event of the consummation of: (i) a sale or other disposition of all or substantially all of our consolidated assets; (ii) a sale or other disposition of at least 90% of our outstanding securities; (iii) a merger, consolidation or similar transaction following which we are not the surviving corporation; or (iv) a merger, consolidation or similar transaction following which we are the surviving corporation but the shares of our Common Stock outstanding immediately prior to the transaction are converted or exchanged into other property by virtue of the transaction.

Change in Control

Under the 2018 Plan, a stock award may be subject to additional acceleration of vesting and exercisability upon or after a change in control (as defined in the 2018 Plan and described below) as may be provided in the participant’s stock award agreement, in any other written agreement with us or in our Director Compensation Policy, but in the absence of such provision, no such acceleration will occur.

For purposes of the 2018 Plan, a change in control generally will be deemed to occur upon the first to occur of an event set forth in any one of the following: (i) as a result of any merger or consolidation, the voting securities of the Company outstanding immediately prior thereto represent less than 49% of the combined voting power of the voting securities of the Company or such surviving or acquiring entity outstanding immediately after such transaction; (ii) a majority of our Board becomes comprised of individuals whose nomination, appointment, or election was not approved by at least two-thirds of the Board members or their approved successors; (iii) any individual, entity or group becomes the beneficial owner of more than 20% of the then outstanding shares of Common Stock of the Company; (iv) any sale of all or substantially all of the assets of the Company; or (v) the complete liquidation or dissolution of the Company.

The acceleration of vesting of a stock award in the event of a corporate transaction or a change in control event under the 2018 Plan may be viewed as an anti-takeover provision, which may have the effect of discouraging a proposal to acquire or otherwise obtain control of us.

Plan Amendments and Termination

The Plan Administrator will have the authority to amend or terminate the 2018 Plan at any time. However, except as otherwise provided in the 2018 Plan or a stock award agreement, no amendment or termination of the 2018 Plan may materially impair a participant’s rights under his or her outstanding stock awards without the participant’s consent. We will obtain stockholder approval of any amendment to the 2018 Plan as required by applicable law and listing requirements. No incentive stock options may be granted under the 2018 Plan after the tenth anniversary of the date the 2018 Plan was adopted by our Board.

U.S. Federal Income Tax Consequences

The following is a summary of the principal United States federal income tax consequences to participants and us with respect to participation in the 2018 Plan. This summary is not intended to be exhaustive and does not discuss the income tax laws of any local, state or foreign jurisdiction in which a participant may reside. The information is based upon current federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any participant may depend on his or her personal circumstances, each participant should consult the participant’s tax adviser regarding the federal, state, local and other tax consequences of the grant or exercise of a stock award or the disposition of stock acquired under the 2018 Plan. The 2018 Plan is not qualified under the provisions of Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974. Our ability to realize the benefit of any tax deductions described below depends on our generation of taxable income as well as the requirement of reasonableness and the satisfaction of our tax reporting obligations.

Nonstatutory Stock Options

Generally, there is no taxation upon the grant of an NSO if the stock option is granted with an exercise price equal to the fair market value of the underlying stock on the grant date. Upon exercise, a participant will recognize ordinary income equal to the excess, if any, of the fair market value of the underlying stock on the date of exercise of the stock option over the exercise price. If the participant is employed by us or one of our affiliates, that income will be subject to withholding taxes. The participant’s tax basis in those shares will be equal to his or her fair market value on the date of exercise of the stock option, and the participant’s capital gain holding period for those shares will begin on that date.

Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant.

Incentive Stock Options

The 2018 Plan provides for the grant of stock options that are intended to qualify as “incentive stock options,” as defined in Section 422 of the Code. Under the Code, a participant generally is not subject to ordinary income tax upon the grant or exercise of an ISO. If the participant holds a share received upon exercise of an ISO for more than two years from the date the stock option was granted and more than one year from the date the stock option was exercised, which is referred to as the required holding period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the participant’s tax basis in that share will be long-term capital gain or loss.

If, however, a participant disposes of a share acquired upon exercise of an ISO before the end of the required holding period, which is referred to as a disqualifying disposition, the participant generally will recognize ordinary income in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the share on the date of exercise of the stock option over the exercise price. However, if the sales proceeds are less than the fair market value of the share on the date of exercise of the stock option, the amount of ordinary income recognized by the participant will not exceed the gain, if any, realized on the sale. If the amount realized on a disqualifying disposition exceeds the fair market value of the share on the date of exercise of the stock option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired upon exercise of an ISO exceeds the exercise price of the stock option generally will be an adjustment included in the participant’s alternative minimum taxable income for the year in which the stock option is exercised. If, however, there is a disqualifying disposition of the share in the year in which the stock option is exercised, there will be no adjustment for alternative minimum tax purposes with respect to that share. In computing alternative minimum taxable income, the tax basis of a share acquired upon exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the stock option is exercised.

We are not allowed a tax deduction with respect to the grant or exercise of an ISO or the disposition of a share acquired upon exercise of an ISO after the required holding period. If there is a disqualifying disposition of a share, however, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant, subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and provided that either the employee includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.

Restricted Stock Awards

Generally, the recipient of a restricted stock award will recognize ordinary income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is not vested when it is received (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within 30 days following his or her receipt of the restricted stock award, to recognize ordinary income, as of the date the recipient receives the restricted stock award, equal to the excess, if any, of the fair market value of the stock on the date the restricted stock award is granted over any amount paid by the recipient for the stock.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a restricted stock award will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested.

Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the restricted stock award.

Restricted Stock Unit Awards

Generally, the recipient of a restricted stock unit award structured to comply with the requirements of Section 409A of the Code or an exception to Section 409A of the Code will recognize ordinary income at the time the stock is delivered equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. To comply with the requirements of Section 409A of the Code, the stock subject to a restricted stock unit award may generally only be delivered upon one of the following events: a fixed calendar date (or dates), separation from service, death, disability or a change in control. If delivery occurs on another date, unless the restricted stock unit award otherwise complies with or qualifies for an exception to the requirements of Section 409A of the Code (including delivery upon achievement of a performance goal), in addition to the tax treatment described above, the recipient will owe an additional 20% federal tax and interest on any taxes owed.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a restricted stock unit award will be the amount paid for such shares plus any ordinary income recognized when the stock is delivered.

Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the restricted stock unit award.

Stock Appreciation Rights

Generally, if a stock appreciation right is granted with an exercise price equal to the fair market value of the underlying stock on the grant date, the recipient will recognize ordinary income equal to the fair market value of the stock or cash received upon such exercise. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock appreciation right.

New Plan Benefits

Future benefits under the 2018 Plan are discretionary for our employees, including executive officers, and consultants, and therefore are not currently determinable.

Equity awards for our non-employee directors would be made under the 2018 Plan, if approved by stockholders, pursuant to the Director Compensation Policy. Under the Director Compensation Policy, any non-employee director who is first elected to the Board will be granted an option to purchase 120,000 shares of our Common Stock on the date of his or her initial election to the Board. In addition, on the date of each annual meeting, each person who continues to serve as a non-employee member of the Board of Directors following such annual meeting will be granted a stock option to purchase 70,000 shares of our Common Stock. All option grants will have an exercise price per share equal to the fair market value of our Common Stock on the date of grant. Each initial grant for a non-employee director will vest over a three-year period, and each annual grant for a non-employee director will vest over a one-year period, in each case subject to the director’s continuing service on our Board.

Under the Director Compensation Policy, annual non-employee director cash compensation is paid quarterly in arrears in cash, or at each director’s election, in fully vested shares of our Common Stock that would be issued under the 2018 Plan, if approved by stockholders. The number of shares subject to each such stock award is determined by dividing the value of the cash which would otherwise have been paid to a non-employee director under the Director Compensation Policy by our closing stock price on the date of payment. Because our closing stock price typically changes daily, it is therefore not possible to determine the number of shares subject to each such stock award at this time. For additional information regarding our compensation policy for non-employee directors, see the section entitled, “Compensation of Directors.”

Required Vote and Board of Directors Recommendation

Approval of this Proposal 3 requires the affirmative vote of the holders of a majority of the shares represented and entitled to vote at the annual meeting either in person or by proxy. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

The Board of Directors Unanimously Recommends That
Stockholders Vote FOR Proposal 3

PROPOSAL 4

RATIFICATION OF SELECTION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has selected Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018, and has further directed that management submit the selection of the independent registered public accounting firm for ratification by our stockholders at the Annual Meeting. Ernst & Young LLP has served as our independent registered public accounting firm since 1992. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions from stockholders.

We have been informed by Ernst & Young LLP that, to the best of their knowledge, neither the firm nor any of its members or their associates has any direct financial interest or material indirect financial interest in Geron or our affiliates.

Stockholder ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm is not required by our Bylaws or otherwise. However, the Board is submitting the selection of Ernst & Young LLP to our stockholders for ratification as a matter of good corporate practice. If our stockholders fail to ratify the selection, the Audit Committee and the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee and the Board in their discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of Geron and our stockholders.

Vote Required and Board Recommendation

Stockholder ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm requires the affirmative vote of the holders of a majority of the shares having voting power present in person or represented by proxy at the Annual Meeting. Abstentions will have the same effect as a vote against this proposal.

The Board of Directors Unanimously Recommends
That Stockholders Vote FOR Proposal 4

PRINCIPAL ACCOUNTANT FEES AND SERVICES

The Audit Committee maintains policies and procedures for the pre-approval of work performed by the independent registered public accounting firm. Under the Audit Committee’s charter, all engagements of the independent registered public accounting firm must be approved in advance by the Audit Committee. Management recommendations will be considered in connection with such engagements, but management will have no authority to approve engagements. For each quarterly Audit Committee meeting, management prepares a schedule of all fees paid to Ernst & Young LLP during the previous quarter and estimated fees for projects contemplated in the following quarter. The Chairperson of the Audit Committee must be notified at any time the fees for a specific project exceed 20% of the approved budget for authorization to continue the project.

Audit Fees and All Other Fees

The Audit Committee approved 100% of all audit and other services provided by Ernst & Young LLP in 2017 and 2016. The total fees paid to Ernst & Young LLP for the last two fiscal years are as follows:

	Fiscal Year Ended December 31, 2017	Fiscal Year Ended December 31, 2016
Audit Fees(1)	$490,000	$465,000
Audit Related Fees	—	—
Tax Fees	—	—
All Other Fees(2)	1,800	—

(1)

Audit Fees include the integrated audit of annual financial statements and internal control over financial reporting, reviews of quarterly financial statements included in Quarterly Reports on Forms 10-Q, consultations on matters addressed during the audit or quarterly reviews, and services provided in connection with SEC filings, including consents and comment and comfort letters.

(2)	Amounts represent fees for access to Ernst & Young’s technical research portal.

AUDIT COMMITTEE REPORT

The Audit Committee of Geron Corporation’s Board of Directors is comprised of three independent directors as required by the listing standards of Nasdaq. The Audit Committee operates pursuant to a written charter that was last amended and restated by the Board in November 2017. A copy of the Audit Committee’s amended and restated charter is available on our website at www.geron.com.

The members of the Audit Committee are Ms. Eastham (Chairperson), Dr. Lawlis and Mr. Bradbury. The Board has determined that all members of the Audit Committee are financially literate as required by Nasdaq. The Board has also determined that Ms. Eastham and Mr. Bradbury are audit committee financial experts as defined by Nasdaq.

The function of the Audit Committee is to assist the Board in fulfilling its oversight responsibilities regarding:

(i)	the quality and integrity of our financial statements,
(ii)	our compliance with legal and regulatory requirements,
(iii)	the qualifications and independence of the independent registered public accounting firm serving as our auditors and
(iv)	the performance of the independent registered public accounting firm.

Management is responsible for Geron’s internal controls and financial reporting. The independent registered public accounting firm is responsible for performing an independent audit of Geron’s financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

In this context, the Audit Committee hereby reports as follows:

1)

The Audit Committee has reviewed and discussed the audited financial statements of the Company as of and for the fiscal year ended December 31, 2017 with management and the independent registered public accounting firm serving as the Company’s independent auditors.

2)

The Audit Committee has discussed with the independent auditors the matters required to be discussed by Auditing Standard No. 1301 (Communication with Audit Committees) as adopted by the Public Company Accounting Oversight Board, other professional standards, membership provisions of the SEC Practice Session, and other SEC rules, as currently in effect.

3)

The Audit Committee has received the written disclosures and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the Audit Committee concerning independence, and has discussed with the independent auditors the independent auditor’s independence.

4)	The Audit Committee has considered whether the independent auditor’s provision of non-audit services to the Company is compatible with maintaining the independent auditor’s independence.

Based on the reports and discussions described above, the Audit Committee recommended to the Board that the audited financial statements be included in Geron’s Annual Report on Form 10-K for the year ended December 31, 2017, for filing with the SEC.

Submitted on March 12, 2018 by the members of the Audit Committee of Geron’s Board of Directors.

Karin Eastham (Chairperson)
Daniel M. Bradbury
V. Bryan Lawlis, Ph.D.

This Section is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

EQUITY COMPENSATION PLAN INFORMATION

The following table summarizes information with respect to equity awards under Geron’s equity compensation plans at December 31, 2017:

Number of securities
	Number of			remaining available for
	securities to be		Weighted-average	future issuance under
	issued upon exercise		exercise price	equity compensation
	of outstanding		of outstanding	plans (excluding
	options, warrants		options, warrants	securities reflected
	and rights(1)		and rights	in column (a))(1)
	(a)		(b)	(c)
Equity compensation plans approved by security holders	22,408,529	(2)	$2.96	7,098,035	(3)
Equity compensation plans not approved by security holders	—		—	—
Total	22,408,529		$2.96	7,098,035

(1)

The table does not include information regarding Geron’s 401(k) Plan. Under Geron’s 401(k) Plan, all participating employees may contribute up to the annual Internal Revenue Service contribution limit. The Geron 401(k) Plan permits us to make matching contributions on behalf of plan participants, which matching contributions can be made in Common Stock that vests ratably over four years for each year of service completed by the employee, commencing from the date of hire, until it is fully vested when the employee has completed four years of service. As of December 31, 2017, there were approximately 591,365 shares of Common Stock held in this plan.

(2)

Consists of 684,236 shares to be issued upon exercise of outstanding options under the 2002 Equity Incentive Plan, 20,862,418 shares to be issued upon exercise of outstanding options under the 2011 Plan, and 861,875 shares to be issued upon exercise of outstanding options under the 2006 Directors’ Plan.

(3)

Consists of 895,308 shares of Common Stock available for issuance under the 2014 Employee Stock Purchase Plan, including an estimated 5,000 shares subject to purchase during the current offering period that commenced January 1, 2018 and ends on June 30, 2018, and 6,202,727 shares of Common Stock available for issuance under the 2011 Plan. The 2018 Plan is intended to be the successor to the 2011 Plan. If the 2018 Plan is approved by our stockholders at the Annual Meeting, no additional awards will be granted under the 2011 Plan.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the amount and percentage of the outstanding shares of Common Stock, which, according to the information supplied to us, are beneficially owned by: (i) each person, or group of affiliated persons, who is known by us to be a beneficial owner of more than 5% of our outstanding Common Stock, (ii) each of our directors and nominees for director, (iii) each of our Named Executive Officers and (iv) all current directors and executive officers as a group. Unless otherwise indicated, the address for each of the stockholders in the table below is c/o Geron Corporation, 149 Commonwealth Drive, Suite 2070, Menlo Park, California 94025. Beneficial ownership is stated as of December 31, 2017.

	Beneficial Ownership(1)
Beneficial Owner	Number of Shares	Percent of Total
Directors/Nominees and Named Executive Officers:
Daniel M. Bradbury(2)	378,638	*
Karin Eastham(3)	339,547	*
Hoyoung Huh, M.D., Ph.D.(4)	536,801	*
V. Bryan Lawlis, Ph.D.(5)	260,000	*
Susan M. Molineaux, Ph.D.(6)	305,483	*
Robert J. Spiegel, M.D., FACP(7)	321,790	*
Melissa A. Kelly Behrs(8)	1,700,907	1.1%
Olivia K. Bloom(9)	1,612,294	1.0%
Andrew J. Grethlein, Ph.D.(10)	1,635,393	1.0%
Stephen N. Rosenfield, J.D.(11)	1,831,750	1.1%
John A. Scarlett, M.D.(12)	5,310,000	3.2%
All directors and executive officers as a group (11 persons)(13)	14,232,603	8.2%
5% Beneficial Holders:
FMR LLC(14)	19,739,475	12.4%
245 Summer Street, Boston, MA 02210
BlackRock, Inc.(15)	12,002,475	7.5%
55 East 52nd Street, New York, NY 10055

*	Represents beneficial ownership of less than 1% of Common Stock.
(1)

Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage of ownership of that person, shares of Common Stock exercisable pursuant to the exercise of options held by that person that are currently exercisable or exercisable within 60 days of December 31, 2017 are deemed outstanding. Such shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of each other person. Applicable percentages are based on 159,877,239 shares outstanding on December 31, 2017, adjusted as required by rules promulgated by the SEC. The persons named in this table, to the best of our knowledge, have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable and except as indicated in the other footnotes to this table.

(2)

Consists of 142,776 shares held directly by Daniel M. Bradbury, 10,862 shares held by The Bradbury Family Trust and 225,000 shares issuable upon the exercise of outstanding options held by Mr. Bradbury exercisable within 60 days of December 31, 2017.

(3)	Consists of 39,047 shares held directly by Karin Eastham and 300,500 shares issuable upon the exercise of outstanding options held by Ms. Eastham exercisable within 60 days of December 31, 2017.
(4)	Consists of 154,301 shares held by Hoyoung Huh and 382,500 shares issuable upon the exercise of outstanding options held by Dr. Huh exercisable within 60 days of December 31, 2017.

(5)	Consists of 260,000 shares issuable upon the exercise of outstanding options held by V. Bryan Lawlis exercisable within 60 days of December 31, 2017.
(6)	Consists of 80,483 shares held by the Molineaux Family Trust and 225,000 shares issuable upon the exercise of outstanding options held by Dr. Molineaux exercisable within 60 days of December 31, 2017.
(7)	Consists of 61,790 shares held directly by Robert J. Spiegel and 260,000 shares issuable upon exercise of outstanding options held by Dr. Spiegel exercisable within 60 days of December 31, 2017.
(8)	Consists of 123,614 shares held directly by Melissa A. Kelly Behrs and 1,577,293 shares issuable upon exercise of outstanding options held by Ms. Behrs exercisable within 60 days of December 31, 2017.
(9)	Consists of 115,839 shares held directly by Olivia K. Bloom and 1,496,455 shares issuable upon the exercise of outstanding options held by Ms. Bloom exercisable within 60 days of December 31, 2017.
(10)

Consists of 2,267 shares held directly by Andrew J. Grethlein and 1,633,126 shares issuable upon the exercise of outstanding options held by Dr. Grethlein exercisable within 60 days of December 31, 2017.

(11)

Consists of 17,624 shares held directly by Stephen N. Rosenfield and 1,814,126 shares issuable upon the exercise of outstanding options held by Mr. Rosenfield exercisable within 60 days of December 31, 2017.

(12)

Consists of 125,000 shares held by the John A. Scarlett III 1999 Trust and 5,185,000 shares issuable upon exercise of outstanding options held by Dr. Scarlett exercisable within 60 days of December 31, 2017.

(13)	Consists of shares beneficially owned by our current directors and executive officers as described in footnotes (2) through (12).
(14)

The indicated ownership is based solely on a Schedule 13G/A filed with the SEC by FMR LLC (“FMR”) on February 13, 2018, reporting beneficial ownership as of December 29, 2017. The Schedule 13G/A filed by the reporting person provides information only as of December 29, 2017, and, consequently, the beneficial ownership of the above-mentioned reporting person may have changed since December 29, 2017. FMR has sole voting power with respect to none of the shares and sole dispositive power with respect to all of the shares. FMR is the beneficial owner of 19,739,475 shares. Members of the Johnson family, including Abigail P. Johnson, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR, representing 49% of the voting power of FMR. The Johnson family group and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR. Neither FMR nor Abigail P. Johnson has the sole power to vote or direct the voting of the shares owned directly by the various investment companies registered under the Investment Company Act (“Fidelity Funds”) advised by Fidelity Management & Research Company, a wholly owned subsidiary of FMR, which power resides with the Fidelity Funds’ Boards of Trustees. Fidelity Management & Research Company carries out the voting of the shares under written guidelines established by the Fidelity Funds’ Boards of Trustees.

(15)

The indicated ownership is based solely on a Schedule 13G/A filed with the SEC by BlackRock, Inc. (“BlackRock”) on January 25, 2018, reporting beneficial ownership as of December 31, 2017. The Schedule 13G/A filed by the reporting person provides information only as of December 31, 2017, and, consequently, the beneficial ownership of the above-mentioned reporting person may have changed since December 31, 2017. BlackRock has sole voting power with respect to 11,729,154 shares and sole dispositive power with respect to all of the shares. BlackRock is the beneficial owner of 12,002,475 shares.

CERTAIN TRANSACTIONS

Certain Transactions With or Involving Related Persons

There has not been, nor is there currently proposed, any transaction or series of similar transactions to which the Company was or is to be a party in which the amount involved exceeds $120,000 and in which any current director, executive officer, holder of more than 5% of our Common Stock or any immediate family member of any of the foregoing persons had or will have a direct or indirect material interest other than with respect to compensation arrangements described under the sections entitled “Executive Compensation Tables and Related Narrative Disclosure” and “Compensation of Directors.”

Policies and Procedures

Our Audit Committee is responsible for reviewing and approving all related party transactions, which would include a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which we and any “related person” are participants involving an amount that exceeds $120,000, not including transactions involving compensation for services provided to Geron as an employee, director, consultant or similar capacity by a related person. Related parties include any of our directors or executive officers, certain of our stockholders and their immediate family members. This obligation is set forth in writing in the Audit Committee charter. A copy of the Audit Committee charter is available on the Corporate Governance page under the Investor Relations section of our website at www.geron.com.

Where a transaction has been identified as a related-person transaction, management would present information regarding the proposed related-person transaction to the Audit Committee (or, where Audit Committee approval would be inappropriate, to another independent body of the Board) for consideration and approval or ratification. The presentation would include a description of, among other things, the material facts, the interests, direct and indirect, of the related persons, the benefits to Geron of the transaction and whether any alternative transactions were available. To identify related-person transactions in advance, the Audit Committee relies on information supplied by Geron’s executive officers and directors. In considering related-person transactions, the Audit Committee takes into account the relevant available facts and circumstances including, but not limited to:

(i)	the risks, costs and benefits to Geron;
(ii)	the impact on a director’s independence in the event the related person is a director, immediate family member of a director or an entity with which a director is affiliated;
(iii)	the terms of the transaction;
(iv)	the availability of other sources for comparable services or products; and
(v)	the terms available to or from, as the case may be, unrelated third parties or to or from employees generally.

In the event a director has an interest in the proposed transaction, the director must recuse himself or herself from the deliberations and approval. In determining whether to approve, ratify or reject a related-person transaction, the Audit Committee considers, in light of known circumstances, whether the transaction is in, or is not inconsistent with, the best interests of Geron and our stockholders, as the Audit Committee determines in the good faith exercise of its discretion.

OTHER MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who beneficially own more than 10% of a registered class of our equity securities (collectively, “Reporting Persons”), to file with the SEC initial reports of ownership and reports of changes in ownership of Geron Common Stock and other equity securities. Reporting Persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based solely upon a review of the copies of such reports furnished to us and written representations from such directors, executive officers and stockholders that no other reports were required, we believe that during fiscal year ended December 31, 2017, all Reporting Persons complied with the applicable Section 16(a) reporting requirements.

Stockholder Nominations and Proposals for 2019 Annual Meeting

We expect to hold our 2019 Annual Meeting of Stockholders in May 2019. All proposals or director nominations by stockholders intended to be presented at the 2019 Annual Meeting of Stockholders must be directed to the attention of our Corporate Secretary, at the address set forth on the first page of this Proxy Statement.

To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing by December 4, 2018, to our Corporate Secretary at Geron Corporation, 149 Commonwealth Drive, Suite 2070, Menlo Park, California, 94025, and must comply with all applicable requirements of Rule 14a-8 promulgated under the Exchange Act. However, if our 2019 Annual Meeting of Stockholders is not held between April 15, 2019 and June 14, 2019, then the deadline will be a reasonable time prior to the time we begin to print and send our proxy materials.

If you wish to bring a proposal before the stockholders or nominate a director at the 2019 Annual Meeting of Stockholders, but you are not requesting that your proposal or nomination be included in next year’s proxy materials, you must notify our Corporate Secretary, in writing, not earlier than the close of business on January 15, 2019 and not later than the close of business on February 14, 2019. However, if the 2019 Annual Meeting of Stockholders is not held between April 15, 2019 and June 14, 2019, the notice must be delivered no later than the 90th day prior to the 2019 Annual Meeting of Stockholders or, if later, the 10th day following the day on which public disclosure of the date of the 2019 Annual Meeting of Stockholders is made. In addition, our Bylaws provide that the stockholder’s notice must include certain information for the person making the proposal or the nomination for director, including:

•	name and address;
•	the class and number of shares of the Company, owned of record or beneficially owned;
•	any derivative, swap or other transaction which gives economic risk similar to the ownership of shares of the Company;
•	any proxy, agreement, arrangement, understanding or relationship that confers a right to vote any shares of the Company;
•

any agreement, arrangement, understanding or relationship, engaged in to increase or decrease the level of risk related to, the voting power with respect to, and certain other arrangements or agreements with respect to, shares of the Company;

•	any performance-related fees that the proposing/nominating person is entitled, based on any increase or decrease in the value of any shares of the Company; and

•

any other information required by the SEC to be disclosed in a proxy statement or certain other filings. The stockholder’s notice must also include information for each proposed director nominee, including:

-	the same information as for the nominating person set forth above;
-	all information required to be disclosed in a proxy statement in connection with election of directors; and
-	financial or other relationships between the nominating person and the nominee during the past three years.

Copies of our Bylaws may be obtained from our Corporate Secretary.

Director Nominees Recommended by Stockholders

The Nominating and Corporate Governance Committee, to date, has not adopted a formal policy with regard to the consideration of director candidates recommended by stockholders and will consider director candidates recommended by stockholders on a case-by-case basis, as appropriate. Stockholders who wish to recommend individuals for consideration by the Nominating and Corporate Governance Committee should send written notice to the Nominating and Corporate Governance Committee Chairman, Geron Corporation, 149 Commonwealth Drive, Suite 2070, Menlo Park, California 94025, within the time periods set forth above. Such notification should set forth all information relating to such nominee as is required to be disclosed in solicitations of proxies for elections of directors pursuant to Regulation 14A under the Exchange Act, including such person’s written consent to being named in a proxy statement as a nominee and to serving as a director if elected, the name and address of such stockholder or beneficial owner on whose behalf the nomination is being made, the class and number of shares of the Company owned beneficially and of record by such stockholder or beneficial owner, and all information regarding the nominee that would be required to be included in the Company’s proxy statement by the rules of the SEC, including the nominee’s age, business experience for the past five years and any directorships held by the nominee during the past five years. The Nominating and Corporate Governance Committee does not intend to alter the procedure by which it evaluates candidates based on whether the candidate was recommended by a stockholder or not.

Director Qualifications

The Nominating and Corporate Governance Committee believes that nominees for election to the Board must possess certain minimum qualifications and attributes. The nominee:

•	must meet the objective independence requirements set forth by the SEC and Nasdaq,
•	must exhibit strong personal integrity, character and ethics, and a commitment to ethical business and accounting practices,
•	must not be involved in on-going litigation with the Company or be employed by an entity which is engaged in such litigation and
•	must not be the subject of any on-going criminal investigations, including investigations for fraud or financial misconduct.

In addition, the Nominating and Corporate Governance Committee may consider the following criteria, among others:

(i)

experience in corporate management, such as serving as an officer or former officer of a publicly held company, and a general understanding of marketing, finance and other elements relevant to the success of a publicly traded company in today’s business environment;

(ii)	experience in our industry and with relevant social policy concerns;

(iii)	experience as a board member of other publicly held companies;
(iv)	expertise in an area of our operations; and
(v)	practical and mature business judgment, including the ability to make independent analytical inquiries.

The Nominating and Corporate Governance Committee does not specifically consider diversity in identifying nominees for election as a director. However, specific experience or expertise that could assist Geron in developing our clinical product opportunity provides added value and insight to the Board. In general, the Nominating and Corporate Governance Committee aspires the Board to be comprised of individuals that represent a diversity of professional experiences and perspectives and who portray characteristics of diligence, commitment, mutual respect and professionalism with an emphasis on consensus building. The Board does not follow any ratio or formula to determine the appropriate mix. Rather, it uses its judgment to identify nominees whose backgrounds, attributes and experiences, taken as a whole, will contribute to the high standards of board service at Geron.

Directors are expected to rigorously prepare for, attend and participate in Board meetings and meetings of the committees of the Board on which they serve, to ask direct questions and require straight answers, and to spend the time needed and meet as frequently as necessary to properly discharge their responsibilities and duties as directors. Each Board member is expected to ensure that other existing and planned future commitments do not materially interfere with the member’s service as an outstanding director.

General

Your proxy is solicited on behalf of our Board. Unless otherwise directed, proxies will be voted at the Annual Meeting (or an adjournment or postponement thereof), “FOR” all of the nominees listed in Proposal 1 and “FOR” Proposals 2, 3 and 4. If any matter other than those described in this Proxy Statement were to be properly submitted for a vote at the Annual Meeting, or with respect to any adjournment or postponement thereof, the proxy holders appointed by the Board will have the discretion to vote on those matters for you as they see fit.

By Order of the Board of Directors,

Stephen N. Rosenfield
Executive Vice President, General Counsel
and Corporate Secretary

March 30, 2018

APPENDIX A

Geron Corporation

2018 Equity Incentive Plan

(Adopted by the Board of Directors:  March 2018)

1.General.

(a)Successor to and Continuation of Prior Plans.  The Plan is intended as the successor to and continuation of the Geron Corporation 2011 Incentive Award Plan (the “2011 Plan”) and the Geron Corporation 1992 Stock Option Plan (the “1992 Plan”), the Geron Corporation 1996 Directors’ Stock Option Plan (the “1996 Directors’ Plan) and the Geron Corporation Amended and Restated 2002 Equity Incentive Plan (the “2002 Plan”, and together with the 2011 Plan, the 1992 Plan, the 1996 Directors’ Plan, the “Prior Plans”).   Following the Effective Date, no additional stock awards may be granted under the Prior Plans.  Any unallocated shares remaining available for grant under the Prior Plans as of 12:01 a.m., Pacific Time on the Effective Date (the “Prior Plans’ Available Reserve”) will cease to be available under the such Prior Plans at such time and will be added to the Share Reserve (as further described in Section 3(a) below) and be then immediately available for grant and issuance pursuant to Stock Awards granted under the Plan.  In addition, from and after 12:01 a.m., Pacific Time on the Effective Date, all outstanding stock awards granted under the Prior Plans will remain subject to the terms of such Prior Plans, as applicable; provided, however, that any shares subject to outstanding stock awards granted under the Prior Plans that (i) expire or terminate for any reason prior to exercise or settlement, (ii) are forfeited, cancelled or otherwise returned to the Company because of the failure to meet a contingency or condition required for the vesting of such shares, or (iii) other than with respect to outstanding options and stock appreciation rights granted under the Prior Plans, with respect to which the exercise or strike price is at least one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the option or stock appreciation right on the date of grant (the “Prior Plans’ Appreciation Awards”), are reacquired or withheld (or not issued) by the Company to satisfy a tax withholding obligation in connection with a stock award (collectively, the “Prior Plans’ Returning Shares”) will immediately be added to the Share Reserve (as further described in Section 3(a) below) as and when such shares become Prior Plans’ Returning Shares and become available for issuance pursuant to Awards granted hereunder.  All Stock Awards granted on or after 12:01 a.m., Pacific Time on the Effective Date will be subject to the terms of this Plan.

(b)Eligible Award Recipients.  Employees, Directors and Consultants are eligible to receive Stock Awards under this Plan.

(c)Available Stock Awards.  The Plan provides for the grant of the following types of Stock Awards: (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) Stock Appreciation Rights, (iv) Restricted Stock Awards, (v) Restricted Stock Unit Awards, (vi) Performance Stock Awards, and (vii) Other Stock Awards.

(d)Purpose.  The Plan, through the granting of Stock Awards, is intended to help the Company and any Affiliate secure and retain the services of eligible Stock Award recipients, provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate and provide a means by which the eligible recipients may benefit from increases in value of the Common Stock. The Plan is also intended to provide long-term incentives that align the interests of our eligible Stock Award recipients with the interests of our stockholders.

2.Administration.

(a)Administration by Board.  The Board will administer the Plan.  The Board may delegate administration of the Plan to a Committee or Committees, as provided in Section 2(c).

(b)Powers of Board.  The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i)To determine (A) who will be granted Stock Awards; (B) when and how each Stock Award will be granted; (C) what type of Stock Award will be granted; (D) the provisions of each Stock Award (which need not be identical), including when a person will be permitted to exercise or otherwise receive cash or Common Stock under the Stock Award; (E) the number of shares of Common Stock subject to, or the cash value of, a Stock Award; and (F) the Fair Market Value applicable to a Stock Award.

(ii)To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for administration of the Plan and Stock Awards.  The Board, in the exercise of these powers, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it will deem necessary or expedient to make the Plan or Stock Award fully effective.

(iii)To settle all controversies regarding the Plan and Stock Awards granted under it.

(iv)To accelerate, in whole or in part, the time at which a Stock Award may be exercised or vest (or the time at which cash or shares of Common Stock may be issued in settlement thereof).

(v)To suspend or terminate the Plan at any time.  Except as otherwise provided in the Plan or a Stock Award Agreement, suspension or termination of the Plan will not materially impair a Participant’s rights under his or her then-outstanding Stock Award without his or her written consent except as provided in subsection (viii) below.

(vi)To amend the Plan in any respect the Board deems necessary or advisable, including, without limitation, by adopting amendments relating to Incentive Stock Options and certain nonqualified deferred compensation under Section 409A of the Code and/or to make the Plan or Stock Awards granted under the Plan compliant with the requirements for Incentive Stock Options or exempt from or compliant with the requirements for nonqualified deferred compensation under Section 409A of the Code, subject to the limitations, if any, of applicable law.  However, if required by applicable law or listing requirements (including NASDAQ Listing Rule 5635), and except as provided in Section 9(a) relating to Capitalization Adjustments, the Company will seek stockholder approval of any amendment of the Plan that (A) materially increases the number of shares of Common Stock available for issuance under the Plan, (B) materially expands the class of individuals eligible to receive Stock Awards under the Plan, (C) materially increases the benefits accruing to Participants under the Plan, (D) materially reduces the price at which shares of Common Stock may be issued or purchased under the Plan, or (E) materially expands the types of Stock Awards available for issuance under the Plan.  Except as provided in the Plan (including Section 2(b)(viii)) or a Stock Award Agreement, no amendment of the Plan will materially impair a Participant’s rights under an outstanding Stock Award without the Participant’s written consent.

(vii)To submit any amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of (A) Section 422 of the Code regarding incentive stock options or (B) Rule 16b-3.

(viii)To approve forms of Stock Award Agreements for use under the Plan and to amend the terms of any one or more Stock Awards, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Stock Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided, however, that a Participant’s rights under any Stock Award will not be impaired by any such amendment unless (A) the Company requests the consent of the affected Participant, and (B) such Participant consents in writing.  Notwithstanding the foregoing, (1) a Participant’s rights will not be deemed to have been impaired by any such amendment if the Board, in its sole discretion, determines that the amendment, taken as a whole, does not materially impair the Participant’s rights, and (2) subject to the limitations of applicable law, if any, the Board may amend the terms of any one or more

Stock Awards without the affected Participant’s consent (A) to maintain the qualified status of the Stock Award as an Incentive Stock Option under Section 422 of the Code; (B) to change the terms of an Incentive Stock Option, if such change results in impairment of the Stock Award solely because it impairs the qualified status of the Stock Award as an Incentive Stock Option under Section 422 of the Code; (C) to clarify the manner of exemption from, or to bring the Stock Award into compliance with, Section 409A of the Code; or (D) to comply with other applicable laws or listing requirements.

(ix)Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Stock Awards.

(x)To adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Employees, Directors or Consultants who are foreign nationals or employed outside the United States (provided that Board approval will not be necessary for immaterial modifications to the Plan or any Stock Award Agreement that are required for compliance with the laws of the relevant foreign jurisdiction).

(c)Delegation to Committee.

(i)General.  The Board may delegate some or all of the administration of the Plan to a Committee or Committees.  If administration of the Plan is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board will thereafter be to the Committee or subcommittee, as applicable).  Any delegation of administrative powers will be reflected in resolutions, not inconsistent with the provisions of the Plan, adopted from time to time by the Board or Committee (as applicable).  The Committee may, at any time, abolish the subcommittee and/or revest in the Committee any powers delegated to the subcommittee.  The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated.

(ii)Rule 16b-3 Compliance.  The Committee may consist solely of two or more Non-Employee Directors, in accordance with Rule 16b-3.

(d)Delegation to an Officer.  The Board may delegate to one or more Officers the authority to do one or both of the following (i) designate Employees who are not Officers to be recipients of Options and SARs (and, to the extent permitted by applicable law, other Stock Awards) and, to the extent permitted by applicable law, the terms of such Stock Awards, and (ii) determine the number of shares of Common Stock to be subject to such Stock Awards granted to such Employees; provided, however, that the Board resolutions regarding such delegation will specify the total number of shares of Common Stock that may be subject to the Stock Awards granted by such Officer and that such Officer may not grant a Stock Award to himself or herself.  Any such Stock Awards will be granted on the form of Stock Award Agreement most recently approved for use by the Committee or the Board, unless otherwise provided in the resolutions approving the delegation authority.  The Board may not delegate authority to an Officer who is acting solely in the capacity of an Officer (and not also as a Director) to determine the Fair Market Value pursuant to Section 13(s)(iii) below.

(e)Effect of Board’s Decision.  All determinations, interpretations and constructions made by the Board in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.

(f)Repricing; Cancellation and Re-Grant of Stock Awards.  Neither the Board nor any Committee will have the authority to (i) reduce the exercise, purchase or strike price of any outstanding Option or SAR under the Plan, or (ii) cancel any outstanding Option or SAR that has an exercise price or strike price greater than the then-current Fair Market Value of the Common Stock in exchange for cash or other Stock

Awards under the Plan, unless the stockholders of the Company have approved such an action within 12 months prior to such an event.

(g)Dividends and Dividend Equivalents.  Dividends or dividend equivalents may be paid or credited, as applicable, with respect to any shares of Common Stock subject to a Stock Award, as determined by the Board and contained in the applicable Stock Award Agreement; provided, however, that (i) no dividends or dividend equivalents may be paid with respect to any such shares before the date such shares have vested under the terms of such Stock Award Agreement, (ii) any dividends or dividend equivalents that are credited with respect to any such shares will be subject to all of the terms and conditions applicable to such shares under the terms of such Stock Award Agreement (including, but not limited to, any vesting conditions), and (iii) any dividends or dividend equivalents that are credited with respect to any such shares will be forfeited to the Company on the date, if any, such shares are forfeited to or repurchased by the Company due to a failure to meet any vesting conditions under the terms of such Stock Award Agreement.

3.Shares Subject to the Plan.

(a)Share Reserve.

(i)Subject to Section 9(a) relating to Capitalization Adjustments, the aggregate number of shares of Common Stock that may be issued pursuant to Stock Awards from and after the Effective Date will not exceed (A) 12,903,727 shares (which number is the sum of (i) the number of shares (2,903,727) subject to the Prior Plans’ Available Reserve and (ii) an additional 10,000,000 new shares), plus (B) the Prior Plans’ Returning Shares, if any, which become available for grant under this Plan from time to time (such aggregate number of shares described in (A) and (B) above, the “Share Reserve”).

(ii)For clarity, the Share Reserve in this Section 3(a) is a limitation on the number of shares of Common Stock that may be issued pursuant to the Plan.  Accordingly, this Section 3(a) does not limit the granting of Stock Awards except as provided in Section 7(a).  Shares may be issued in connection with a merger or acquisition as permitted by NASDAQ Listing Rule 5635(c) or, if applicable, NYSE Listed Company Manual Section 303A.08, AMEX Company Guide Section 711 or other applicable rule, and such issuance will not reduce the number of shares available for issuance under the Plan.

(iii)Subject to Section 3(b), the number of shares of Common Stock available for issuance under the Plan will be reduced by: (A) one share for each share of Common Stock issued pursuant to an Option or SAR with respect to which the exercise or strike price is at least 100% of the Fair Market Value of the Common Stock subject to the Option or SAR on the date of grant; and (B) two (2.0) shares for each share of Common Stock issued pursuant to a Full Value Award.

(b)Reversion of Shares to the Share Reserve.

(i)Shares Available For Subsequent Issuance. If (A) any shares of Common Stock subject to a Stock Award are not issued because such Stock Award or any portion thereof expires or otherwise terminates without all of the shares covered by such Stock Award having been issued or is settled in cash (i.e., the Participant receives cash rather than stock), (B) any shares of Common Stock issued pursuant to a Stock Award are forfeited back to or repurchased by the Company because of the failure to meet a contingency or condition required for the vesting of such shares, or (C) with respect to a Full Value Award, any shares of Common Stock are reacquired or withheld (or not issued) by the Company to satisfy a tax withholding obligation in connection with such Full Value Award, such shares will again become available for issuance under the Plan (collectively, the “2018 Plan Returning Shares”).  For each (1) 2018 Plan Returning Share subject to a Full Value Award or (2) Prior Plans’ Returning Share subject to a stock award other than a Prior Plans’ Appreciation Award, the number of shares of Common Stock available for issuance under the Plan will increase by two (2.0) shares.

(ii)Shares Not Available For Subsequent Issuance.  Any shares of Common Stock reacquired or withheld (or not issued) by the Company to satisfy the exercise or purchase price of a Stock Award will no longer be available for issuance under the Plan, including any shares subject to a Stock Award that are not delivered to a Participant because such Stock Award is exercised through a reduction of shares subject to such Stock Award (i.e., “net exercised”).  In addition, any shares reacquired or withheld (or not issued) by the Company to satisfy a tax withholding obligation in connection with an Option or Stock Appreciation Right or a Prior Plans’ Appreciation Award, or any shares repurchased by the Company on the open market with the proceeds of the exercise or strike price of an Option or Stock Appreciation Right or a Prior Plans’ Appreciation Award will no longer be available for issuance under the Plan.

(c)Incentive Stock Option Limit.  Subject to the Share Reserve and Section 9(a) relating to Capitalization Adjustments, the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options will be 25,807,454 shares of Common Stock.

(d)Source of Shares.  The stock issuable under the Plan will be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market or otherwise.

4.Eligibility.

(a)Eligibility for Specific Stock Awards.  Incentive Stock Options may be granted only to employees of the Company or a “parent corporation” or “subsidiary corporation” thereof (as such terms are defined in Sections 424(e) and 424(f) of the Code).  Stock Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants; provided, however, that Stock Awards may not be granted to Employees, Directors and Consultants who are providing Continuous Service only to any “parent” of the Company, as such term is defined in Rule 405, unless (i) the stock underlying such Stock Awards is treated as “service recipient stock” under Section 409A of the Code (for example, because the Stock Awards are granted pursuant to a corporate transaction such as a spin off transaction) or (ii) the Company, in consultation with its legal counsel, has determined that such Stock Awards are otherwise exempt from or alternatively comply with the distribution requirements of Section 409A of the Code.

(b)Ten Percent Stockholders.  A Ten Percent Stockholder will not be granted an Incentive Stock Option unless the exercise price of such Option is at least 110% of the Fair Market Value on the date of grant and the Option is not exercisable after the expiration of five years from the date of grant.

5.Provisions Relating to Options and Stock Appreciation Rights.

Each Option or SAR will be in such form and will contain such terms and conditions as the Board deems appropriate.  All Options will be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option.  If an Option is not specifically designated as an Incentive Stock Option, or if an Option is designated as an Incentive Stock Option but some portion or all of the Option fails to qualify as an Incentive Stock Option under the applicable rules, then the Option (or portion thereof) will be a Nonstatutory Stock Option.  The provisions of separate Options or SARs need not be identical; provided, however, that each Stock Award Agreement will conform to (through incorporation of provisions hereof by reference in the applicable Stock Award Agreement or otherwise) the substance of each of the following provisions:

(a)Term.  Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, no Option or SAR will be exercisable after the expiration of ten (10) years from the date of its grant or such shorter period specified in the Stock Award Agreement.

(b)Exercise Price.  Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, the exercise or strike price of each Option or SAR will be not less than 100% of the Fair Market

Value of the Common Stock subject to the Option or SAR on the date the Stock Award is granted.  Notwithstanding the foregoing, an Option or SAR may be granted with an exercise or strike price lower than 100% of the Fair Market Value of the Common Stock subject to the Stock Award if such Stock Award is granted pursuant to an assumption of or substitution for another option or stock appreciation right pursuant to a Corporate Transaction and in a manner consistent with the provisions of Section 409A of the Code and, if applicable, Section 424(a) of the Code.  Each SAR will be denominated in shares of Common Stock equivalents.

(c)Purchase Price for Options.  The purchase price of Common Stock acquired pursuant to the exercise of an Option may be paid, to the extent permitted by applicable law and as determined by the Board in its sole discretion, by any combination of the methods of payment set forth below.  The Board will have the authority to grant Options that do not permit all of the following methods of payment (or that otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to use a particular method of payment.  The permitted methods of payment are as follows:

(i)by cash, check, bank draft or money order payable to the Company;

(ii)pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the Common Stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds;

(iii)by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock;

(iv)if an Option is a Nonstatutory Stock Option, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, that the Company will accept a cash or other payment from the Participant to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued.  Shares of Common Stock will no longer be subject to an Option and will not be exercisable thereafter to the extent that (A) shares issuable upon exercise are used to pay the exercise price pursuant to the “net exercise,” (B) shares are delivered to the Participant as a result of such exercise, and (C) shares are withheld to satisfy tax withholding obligations; or

(v)in any other form of legal consideration that may be acceptable to the Board and specified in the applicable Stock Award Agreement.

(d)Exercise and Payment of a SAR.  To exercise any outstanding SAR, the Participant must provide written notice of exercise to the Company in compliance with the provisions of the Stock Award Agreement evidencing such SAR.  The appreciation distribution payable on the exercise of a SAR will be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the SAR) of a number of shares of Common Stock equal to the number of Common Stock equivalents in which the Participant is vested under such SAR, and with respect to which the Participant is exercising the SAR on such date, over (B) the aggregate strike price of the number of Common Stock equivalents with respect to which the Participant is exercising the SAR on such date.  The appreciation distribution may be paid in Common Stock, in cash, in any combination of the two or in any other form of consideration, as determined by the Board and contained in the Stock Award Agreement evidencing such SAR.

(e)Transferability of Options and SARs.  The Board may, in its sole discretion, impose such limitations on the transferability of Options and SARs as the Board may determine.  In the absence of such a determination by the Board to the contrary, the restrictions set forth in this Section 5(e) on the transferability of Options and SARs will apply.  Notwithstanding the foregoing or anything in the Plan or a Stock Award

Agreement to the contrary, no Option or SAR may be transferred to any financial institution without prior stockholder approval.

(i)Restrictions on Transfer.  An Option or SAR will not be transferable except by will or by the laws of descent and distribution (and pursuant to Sections 5(e)(ii) and 5(e)(iii) below) and will be exercisable during the lifetime of the Participant only by the Participant.  Subject to the foregoing paragraph, the Board may permit transfer of the Option or SAR in a manner that is not prohibited by applicable tax and securities laws.  Except as explicitly provided in the Plan, neither an Option nor a SAR may be transferred for consideration.

(ii)Domestic Relations Orders.  Subject to the approval of the Board or a duly authorized Officer, an Option or SAR may be transferred pursuant to the terms of a domestic relations order, official marital settlement agreement or other divorce or separation instrument as permitted by Treasury Regulations Section 1.421-1(b)(2).  If an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer.

(iii)Beneficiary Designation.  Subject to the approval of the Board or a duly authorized Officer, a Participant may, by delivering written notice to the Company, in a form approved by the Company (or the designated broker), designate a third party who, upon the death of the Participant, will thereafter be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise.  In the absence of such a designation, upon the death of the Participant, the executor or administrator of the Participant’s estate will be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise.  However, the Company may prohibit designation of a beneficiary at any time, including due to any conclusion by the Company that such designation would be inconsistent with the provisions of applicable laws.

(f)Vesting Generally.  The total number of shares of Common Stock subject to an Option or SAR may vest and become exercisable in periodic installments that may or may not be equal.  The Option or SAR may be subject to such other terms and conditions on the time or times when it may or may not be exercised (which may be based on the satisfaction of Performance Goals or other criteria) as the Board may deem appropriate.  The vesting provisions of individual Options or SARs may vary.  The provisions of this Section 5(f) are subject to any Option or SAR provisions governing the minimum number of shares of Common Stock as to which an Option or SAR may be exercised.

(g)Termination of Continuous Service.  Except as otherwise provided in the applicable Stock Award Agreement or other agreement between the Participant and the Company or an Affiliate, if a Participant’s Continuous Service terminates (other than for Cause and other than upon the Participant’s death or Disability), the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Option or SAR as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the date three months following such termination of Continuous Service (or such longer or shorter period specified in the Stock Award Agreement), and (ii) the expiration of the term of the Option or SAR as set forth in the Stock Award Agreement.  If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR (as applicable) within the applicable time frame, the Option or SAR (as applicable) will terminate.

(h)Extension of Termination Date.  Except as otherwise provided in the applicable Stock Award Agreement or other agreement between the Participant and the Company or an Affiliate, if the exercise of an Option or SAR following the termination of the Participant’s Continuous Service (other than for Cause and other than upon the Participant’s death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option or SAR will terminate on the earlier of (i) the expiration of a total period of time (that need not be consecutive) equal to the applicable post-termination exercise period after the termination of the Participant’s Continuous Service during which the exercise of the Option or SAR would not be in violation of such registration requirements, or (ii) the expiration of the term of the Option or SAR as set forth in the applicable

Stock Award Agreement.  In addition, unless otherwise provided in a Participant’s Stock Award Agreement, if the sale of any Common Stock received upon exercise of an Option or SAR following the termination of the Participant’s Continuous Service (other than for Cause) would violate the Company’s insider trading policy, then the Option or SAR will terminate on the earlier of (i) the expiration of a period of time (that need not be consecutive) equal to the applicable post-termination exercise period after the termination of the Participant’s Continuous Service during which the sale of the Common Stock received upon exercise of the Option or SAR would not be in violation of the Company’s insider trading policy, or (ii) the expiration of the term of the Option or SAR as set forth in the applicable Stock Award Agreement.

(i)Disability of Participant.  Except as otherwise provided in the applicable Stock Award Agreement or other agreement between the Participant and the Company or an Affiliate, if a Participant’s Continuous Service terminates as a result of the Participant’s Disability, the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Option or SAR as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the date 24 months following such termination of Continuous Service (or such longer or shorter period specified in the Stock Award Agreement), and (ii) the expiration of the term of the Option or SAR as set forth in the Stock Award Agreement.  If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR (as applicable) within the applicable time frame, the Option or SAR (as applicable) will terminate.

(j)Death of Participant.  Except as otherwise provided in the applicable Stock Award Agreement or other agreement between the Participant and the Company or an Affiliate, if (i) a Participant’s Continuous Service terminates as a result of the Participant’s death, or (ii) the Participant dies within the period (if any) specified in the Stock Award Agreement for exercisability after the termination of the Participant’s Continuous Service (for a reason other than death), then the Participant’s Option or SAR may be exercised (to the extent that the Participant was entitled to exercise such Option or SAR as of the date of death) by the Participant’s estate, by a person who acquired the right to exercise the Option or SAR by bequest or inheritance or by a person designated to exercise the Option or SAR upon the Participant’s death, but only within such period of time ending on the earlier of (i) the date 24 months following the date of death (or such longer or shorter period specified in the Stock Award Agreement), and (ii) the expiration of the term of such Option or SAR as set forth in the Stock Award Agreement.  If, after the Participant’s death, the Option or SAR (as applicable) is not exercised within the applicable time frame, the Option or SAR (as applicable) will terminate.

(k)Termination for Cause.  Except as explicitly provided otherwise in a Participant’s Stock Award Agreement or other individual written agreement between the Participant and the Company or an Affiliate, if a Participant’s Continuous Service is terminated for Cause, the Participant’s Option or SAR will terminate immediately upon such termination of Continuous Service, and the Participant will be prohibited from exercising his or her Option or SAR from and after the time of such termination of Continuous Service.

(l)Non-Exempt Employees.  If an Option or SAR is granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, the Option or SAR will not be first exercisable for any shares of Common Stock until at least six months following the date of grant of the Option or SAR (although the Stock Award may vest prior to such date).  Consistent with the provisions of the Worker Economic Opportunity Act, (i) if such non-exempt employee dies or suffers a Disability, (ii) upon a Corporate Transaction in which such Option or SAR is not assumed, continued, or substituted, (iii) upon a Change in Control, or (iv) upon the Participant’s retirement (as such term may be defined in the Participant’s Stock Award Agreement, in another agreement between the Participant and the Company or an Affiliate, or, if no such definition, in accordance with the Company’s or Affiliate’s then current employment policies and guidelines), the vested portion of any Options and SARs may be exercised earlier than six months following the date of grant.  The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option or SAR will be exempt from his or her regular rate of pay.  To the extent permitted and/or required for compliance with the Worker Economic Opportunity Act to ensure that any income derived by a non-exempt employee in connection with the exercise, vesting or issuance of any shares under any other Stock Award will be exempt from the employee’s regular rate of pay, the provisions of this Section 5(l) will apply to all Stock Awards and are hereby incorporated by reference into such Stock Award Agreements.

6.Provisions of Stock Awards Other than Options and SARs.

(a)Restricted Stock Awards.  Each Restricted Stock Award Agreement will be in such form and will contain such terms and conditions as the Board deems appropriate.  To the extent consistent with the Company’s bylaws, at the Board’s election, shares of Common Stock underlying a Restricted Stock Award may be (i) held in book entry form subject to the Company’s instructions until any restrictions relating to the Restricted Stock Award lapse, or (ii) evidenced by a certificate, which certificate will be held in such form and manner as determined by the Board.  The terms and conditions of Restricted Stock Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Award Agreements need not be identical. Each Restricted Stock Award Agreement will conform to (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i)Consideration.  A Restricted Stock Award may be awarded in consideration for (A) cash, check, bank draft or money order payable to the Company, (B) past services to the Company or an Affiliate, or (C) any other form of legal consideration (including future services) that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.

(ii)Vesting.  Shares of Common Stock awarded under the Restricted Stock Award Agreement may be subject to forfeiture to the Company in accordance with a vesting schedule to be determined by the Board.

(iii)Termination of Participant’s Continuous Service.  If a Participant’s Continuous Service terminates, the Company may receive through a forfeiture condition or a repurchase right any or all of the shares of Common Stock held by the Participant as of the date of termination of Continuous Service under the terms of the Restricted Stock Award Agreement.

(iv)Transferability.  Rights to acquire shares of Common Stock under the Restricted Stock Award Agreement will be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Stock Award Agreement, as the Board will determine in its sole discretion, so long as Common Stock awarded under the Restricted Stock Award Agreement remains subject to the terms of the Restricted Stock Award Agreement.  Notwithstanding the foregoing or anything in the Plan or a Restricted Stock Award Agreement to the contrary, no Restricted Stock Award may be transferred to any financial institution without prior stockholder approval.

(b)Restricted Stock Unit Awards.  Each Restricted Stock Unit Award Agreement will be in such form and will contain such terms and conditions as the Board deems appropriate.  The terms and conditions of Restricted Stock Unit Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Unit Award Agreements need not be identical.  Each Restricted Stock Unit Award Agreement will conform to (through incorporation of the provisions hereof by reference in the Agreement or otherwise) the substance of each of the following provisions:

(i)Consideration.  At the time of grant of a Restricted Stock Unit Award, the Board will determine the consideration, if any, to be paid by the Participant upon delivery of each share of Common Stock subject to the Restricted Stock Unit Award.  The consideration to be paid (if any) by the Participant for each share of Common Stock subject to a Restricted Stock Unit Award may be paid in any form of legal consideration that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.

(ii)Vesting.  At the time of the grant of a Restricted Stock Unit Award, the Board may impose such restrictions on or conditions to the vesting of the Restricted Stock Unit Award as it, in its sole discretion, deems appropriate.

(iii)Payment.  A Restricted Stock Unit Award may be settled by the delivery of shares of Common Stock, their cash equivalent, any combination thereof or in any other form of consideration, as determined by the Board and contained in the Restricted Stock Unit Award Agreement.

(iv)Additional Restrictions.  At the time of the grant of a Restricted Stock Unit Award, the Board, as it deems appropriate, may impose such restrictions or conditions that delay the delivery of the shares of Common Stock (or their cash equivalent) subject to a Restricted Stock Unit Award to a time after the vesting of such Restricted Stock Unit Award.

(v)Termination of Participant’s Continuous Service.  Except as otherwise provided in the applicable Restricted Stock Unit Award Agreement, such portion of the Restricted Stock Unit Award that has not vested will be forfeited upon the Participant’s termination of Continuous Service.

(c)Performance Stock Awards.

(i)Performance Stock Awards.  A Performance Stock Award is a Stock Award that is payable (including that may be granted, vest or be exercised) contingent upon the attainment during a Performance Period of certain Performance Goals.  A Performance Stock Award may, but need not, require the Participant’s completion of a specified period of Continuous Service. The length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained will be conclusively determined by the Board, in its sole discretion.  In addition, to the extent permitted by applicable law and the applicable Stock Award Agreement, the Board may determine that cash may be used in payment of Performance Stock Awards.

(ii)Board Discretion.  The Board retains the discretion to reduce or eliminate the compensation or economic benefit due upon the attainment of any Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for a Performance Period.

(d)Other Stock Awards.  Other forms of Stock Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, including the appreciation in value thereof (e.g., options or stock appreciation rights with an exercise price or strike price less than 100% of the Fair Market Value of the Common Stock at the time of grant) may be granted either alone or in addition to Stock Awards granted under Section 5 and this Section 6.  Subject to the provisions of the Plan (including, but not limited to, Section 2(g)), the Board will have sole and complete authority to determine the persons to whom and the time or times at which such Other Stock Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Stock Awards and all other terms and conditions of such Other Stock Awards.

7.Covenants of the Company.

(a)Availability of Shares.  The Company will keep available at all times the number of shares of Common Stock reasonably required to satisfy then-outstanding Stock Awards.

(b)Securities Law Compliance.  The Company will seek to obtain from each regulatory commission or agency having jurisdiction over the Plan the authority required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of the Stock Awards; provided, however, that this undertaking will not require the Company to register under the Securities Act the Plan, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award.  If, after reasonable efforts and at a reasonable cost, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company will be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Stock Awards unless and until such authority is obtained.  A Participant will not be eligible for the grant of a Stock Award or the subsequent issuance of cash or Common Stock pursuant to the Stock Award if such grant or issuance would be in violation of any applicable securities law.

(c)No Obligation to Notify or Minimize Taxes.  The Company will have no duty or obligation to any Participant to advise such holder as to the time or manner of exercising a Stock Award.  Furthermore, the Company will have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of a Stock Award or a possible period in which the Stock Award may not be exercised.  The Company has no duty or obligation to minimize the tax consequences of a Stock Award to the holder of such Stock Award.

8.Miscellaneous.

(a)Use of Proceeds from Sales of Common Stock.  Proceeds from the sale of shares of Common Stock issued pursuant to Stock Awards will constitute general funds of the Company.

(b)Corporate Action Constituting Grant of Stock Awards.  Corporate action constituting a grant by the Company of a Stock Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Stock Award is communicated to, or actually received or accepted by, the Participant.  In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action constituting the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Stock Award Agreement or related grant documents as a result of a clerical error in the preparation of the Stock Award Agreement or related grant documents, the corporate records will control and the Participant will have no legally binding right to the incorrect terms in the Stock Award Agreement or related grant documents.

(c)Stockholder Rights.  No Participant will be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to a Stock Award unless and until (i) such Participant has satisfied all requirements for exercise of, or the issuance of shares of Common Stock under, the Stock Award pursuant to its terms, and (ii) the issuance of the Common Stock subject to such Stock Award has been entered into the books and records of the Company.

(d)No Employment or Other Service Rights.  Nothing in the Plan, any Stock Award Agreement or any other instrument executed thereunder or in connection with any Stock Award granted pursuant thereto will confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Stock Award was granted or will affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

(e)Change in Time Commitment.  In the event a Participant’s regular level of time commitment in the performance of his or her services for the Company or any Affiliate is reduced (for example, and without limitation, if the Participant is an Employee of the Company and the Employee has a change in status from a full-time Employee to a part-time Employee) after the date of grant of any Stock Award to the Participant, the Board has the right in its sole discretion to (x) make a corresponding reduction in the number of shares or cash amount subject to any portion of such Stock Award that is scheduled to vest or become payable after the date of such change in time commitment, and (y) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Stock Award.  In the event of any such reduction, the Participant will have no right with respect to any portion of the Stock Award that is so reduced or extended.

(f)Incentive Stock Option Limitations.  To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds $100,000 (or such other limit established in the Code) or otherwise does not comply with the rules governing Incentive Stock Options, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with such rules will be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).

(g)Investment Assurances.  The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Stock Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Stock Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock.  The foregoing requirements, and any assurances given pursuant to such requirements, will be inoperative if (A) the issuance of the shares upon the exercise or acquisition of Common Stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act, or (B) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws.  The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

(h)Withholding Obligations.  Unless prohibited by the terms of a Stock Award Agreement, the Company may, in its sole discretion, satisfy any federal, state or local tax withholding obligation relating to a Stock Award by any of the following means or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii)  withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Stock Award; provided, however, that no shares of Common Stock are withheld with a value exceeding the maximum amount of tax that may be required to be withheld by law (or such other amount as may be permitted while still avoiding classification of the Stock Award as a liability for financial accounting purposes); (iii) withholding cash from a Stock Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; or (v) by such other method as may be set forth in the Stock Award Agreement.

(i)Electronic Delivery.  Any reference herein to a “written” agreement or document will include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto) or posted on the Company’s intranet (or other shared electronic medium controlled by the Company to which the Participant has access).

(j)Deferrals.  To the extent permitted by applicable law, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Stock Award may be deferred and may establish programs and procedures for deferral elections to be made by Participants.  Deferrals by Participants will be made in accordance with Section 409A of the Code. Consistent with Section 409A of the Code, the Board may provide for distributions while a Participant is still an employee or otherwise providing services to the Company or an Affiliate.  The Board is authorized to make deferrals of Stock Awards and determine when, and in what annual percentages, Participants may receive payments, including lump sum payments, following the Participant’s termination of Continuous Service, and implement such other terms and conditions consistent with the provisions of the Plan and in accordance with applicable law.

(k)Compliance with Section 409A of the Code.  Unless otherwise expressly provided for in a Stock Award Agreement, the Plan and Stock Award Agreements will be interpreted to the greatest extent possible in a manner that makes the Plan and the Stock Awards granted hereunder exempt from Section 409A of the Code, and, to the extent not so exempt, in compliance with Section 409A of the Code.  To the extent that the Board determines that any Stock Award granted hereunder is not exempt from and is therefore subject to Section 409A of the Code, the Stock Award Agreement evidencing such Stock Award will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code, and, to the extent applicable, the Plan and Stock Award Agreements will be interpreted in accordance with the requirements of Section 409A of the Code.  Notwithstanding anything to the contrary in this Plan (and unless the Stock Award Agreement specifically provides otherwise), if the shares of Common Stock are publicly traded and a Participant holding a Stock Award that constitutes “deferred compensation” under Section 409A of the Code is a “specified employee” for purposes of Section 409A of the Code, no distribution or payment of any amount will be made upon a “separation from service” before a date that is six months following the date of such Participant’s “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) or, if earlier, the date of the Participant’s death.

(l)Clawback/Recovery.  All Stock Awards granted under the Plan will be subject to recoupment in accordance with any clawback provisions in a Participant’s employment agreement or other agreement with the Company or any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law.  In addition, the Board may impose such other clawback, recovery or recoupment provisions in a Stock Award Agreement as the Board determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired shares of Common Stock or other cash or property upon the occurrence of Cause.  No recovery of compensation under such a clawback policy will be an event giving rise to a right to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company or an Affiliate.

9.Adjustments upon Changes in Common Stock; Other Corporate Events.

(a)Capitalization Adjustments.  In the event of a Capitalization Adjustment, the Board will appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 3(a), (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 3(c), and (iii) the class(es) and number of securities and price per share of stock subject to outstanding Stock Awards.  The Board will make such adjustments, and its determination will be final, binding and conclusive.

(b)Dissolution or Liquidation.  Except as otherwise provided in the Stock Award Agreement, in the event of a dissolution or liquidation of the Company, all outstanding Stock Awards (other than Stock Awards consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company’s right of repurchase) will terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to the Company’s repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company notwithstanding the fact that the holder of such Stock Award is providing Continuous Service, provided, however, that the Board may, in its sole discretion, cause some or all Stock Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Stock Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.

(c)Corporate Transaction.  The following provisions will apply to Stock Awards in the event of a Corporate Transaction unless otherwise provided in the Stock Award Agreement or any other written agreement between the Company or any Affiliate and the Participant or unless otherwise expressly provided by the Board at the time of grant of a Stock Award.  In the event of a Corporate Transaction, then, notwithstanding any other provision of the Plan, the Board may take one or more of the following actions with respect to Stock Awards, contingent upon the closing or completion of the Corporate Transaction:

(i)arrange for the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) to assume or continue the Stock Award or to substitute a similar stock award for the Stock Award (including, but not limited to, an award to acquire the same consideration paid to the stockholders of the Company pursuant to the Corporate Transaction);

(ii)arrange for the assignment of any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to the Stock Award to the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company);

(iii)accelerate the vesting, in whole or in part, of the Stock Award (and, if applicable, the time at which the Stock Award may be exercised) to a date prior to the effective time of such Corporate Transaction as the Board determines (or, if the Board does not determine such a date, to the date that is five (5) days prior to the effective date of the Corporate Transaction), with such Stock Award terminating if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction; provided, however, that the Board may require Participants to complete and deliver to the Company a notice of exercise before the effective date of a Corporate Transaction, which exercise is contingent upon the effectiveness of such Corporate Transaction;

(iv)arrange for the lapse, in whole or in part, of any reacquisition or repurchase rights held by the Company with respect to the Stock Award;

(v)cancel or arrange for the cancellation of the Stock Award, to the extent not vested or not exercised prior to the effective time of the Corporate Transaction, in exchange for such cash consideration, if any, as the Board, in its sole discretion, may consider appropriate; and

(vi)make a payment, in such form as may be determined by the Board equal to the excess, if any, of (A) the value of the property the Participant would have received upon the exercise of the Stock Award immediately prior to the effective time of the Corporate Transaction, over (B) any exercise price payable by such holder in connection with such exercise. For clarity, this payment may be zero ($0) if the value of the property is equal to or less than the exercise price. Payments under this provision may be delayed to the same extent that payment of consideration to the holders of the Company’s Common Stock in connection with the Corporate Transaction is delayed as a result of escrows, earn outs, holdbacks or any other contingencies.

The Board need not take the same action or actions with respect to all Stock Awards or portions thereof or with respect to all Participants.  The Board may take different actions with respect to the vested and unvested portions of a Stock Award.

(d)Change in Control.  A Stock Award may be subject to additional acceleration of vesting and exercisability upon or after a Change in Control as may be provided in the Stock Award Agreement for such Stock Award or as may be provided in any other written agreement between the Company or any Affiliate and the Participant, but in the absence of such provision, no such acceleration will occur.

10.Termination or Suspension of the Plan.

(a)The Board may suspend or terminate the Plan at any time.  No Incentive Stock Option will be granted after the tenth anniversary of the earlier of (i) the date the Plan is adopted by the Board, or (ii) the date the Plan is approved by the stockholders of the Company.  No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

(b)No Impairment of Rights.  Suspension or termination of the Plan will not materially impair rights and obligations under any Stock Award granted while the Plan is in effect except with the written consent of the affected Participant or as otherwise permitted in the Plan.

11.Effective Date of Plan.

This Plan will become effective on the Effective Date.

12.Choice of Law.

The laws of the State of Delaware will govern all questions concerning the construction, validity and interpretation of this Plan, without regard to that state’s conflict of laws rules.

13.Definitions.

As used in the Plan, the following definitions will apply to the capitalized terms indicated below:

(a) “Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405.  The Board will have the authority to determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.

(b)“Board” means the Board of Directors of the Company.

(c)“Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Stock Award after the Effective Date without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, reverse stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto).  Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.

(d)“Cause” will have the meaning ascribed to such term in any written agreement between the Participant and the Company or an Affiliate defining such term and, in the absence of such agreement, such term will mean, with respect to a Participant and for purposes of the application of this Plan, the occurrence of any of the following events: (i) such Participant’s conviction of, or plea of no contest with respect to, any crime involving fraud, dishonesty or moral turpitude; (ii) such Participant’s attempted commission of or participation in a fraud or act of dishonesty against the Company or an Affiliate that results in (or might have reasonably resulted in) material harm to the business of the Company or an Affiliate; (iii) such Participant’s intentional, material violation of any contract or agreement between the Participant and the Company or an Affiliate, or any statutory duty the Participant owes to the Company or an Affiliate; or (iv) such Participant’s conduct that constitutes gross misconduct, insubordination, incompetence or habitual neglect of duties and that results in (or might have reasonably resulted in) material harm to the business of the Company or an Affiliate. The determination that a termination of the Participant’s Continuous Service is either for Cause or without Cause will be made by the Company, in its sole discretion.  Any determination by the Company that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Stock Awards held by such Participant will have no effect upon any determination of the rights or obligations of the Company or an Affiliate or such Participant for any other purpose.

(e)“Change in Control” will be deemed to have occurred upon the first to occur of an event set forth in any one of the following paragraphs:

(i)As a result of any merger or consolidation, the voting securities of the Company outstanding immediately prior thereto represent (either by remaining outstanding or by being converted into voting securities of the surviving or acquiring entity) less than 49% of the combined voting power of the voting securities of the Company or such surviving or acquiring entity outstanding immediately after such merger or consolidation;

(ii)during any period of twenty-four consecutive calendar months, the individuals who at the beginning of such period constitute the Board, and any new directors whose election by such Board or nomination for election by stockholders was approved by a vote of at least two-thirds of the members of such Board who were either directors on such Board at the beginning of the period or whose election or nomination for election as directors was previously so approved, for any reason cease to constitute at least a majority of the members thereof;

(iii)any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) shall become the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 20% of the then outstanding shares of Common Stock of the Company;

(iv)any sale of all or substantially all of the assets of the Company; or

(v)the complete liquidation or dissolution of the Company.

Notwithstanding the foregoing, if a Change in Control constitutes a payment event with respect to any Stock Award which provides for the deferral of compensation and is subject to Section 409A of the Code, the transaction or event with respect to such Stock Award must also constitute a “change in control event,” as defined in Treasury Regulation §1.409A-3(i)(5) to the extent required by Section 409A.

The Committee shall have full and final authority, which shall be exercised in its discretion, to determine conclusively whether a Change in Control of the Company has occurred pursuant to the above definition, and the date of the occurrence of such Change in Control and any incidental matters relating thereto.

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because the threshold voting power of the Company’s then outstanding securities in Section 13(e)(i) or (iii) is acquired by (A) a trustee or other fiduciary holding securities under one or more employee benefit plans maintained by the Company or any of its subsidiaries or (B) any corporation which, immediately prior to such acquisition, is owned directly or indirectly by the stockholders of the Company in the same proportion as their ownership of stock in the Company immediately prior to such acquisition.

For the avoidance of doubt, the term Change in Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company.

Notwithstanding the foregoing or any other provision of this Plan, the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant shall supersede the foregoing definition with respect to Stock Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply.

(f)“Code” means the Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.

(g)“Committee” means a committee of one or more Directors to whom authority has been delegated by the Board in accordance with Section 2(c).

(h)“Common Stock” means the common stock of the Company.

(i)“Company” means Geron Corporation, a Delaware corporation.

(j)“Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services.  However, service solely as a Director, or payment of a fee for such service, will not cause a Director to be considered a “Consultant” for purposes of the Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a Form S-8 Registration Statement under the Securities Act is available to register either the offer or the sale of the Company’s securities to such person.

(k)“Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated.  A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Director or Consultant or

a change in the Entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, will not terminate a Participant’s Continuous Service; provided, however, that if the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board, in its sole discretion, such Participant’s Continuous Service will be considered to have terminated on the date such Entity ceases to qualify as an Affiliate.  For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or to a Director will not constitute an interruption of Continuous Service.  To the extent permitted by law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service will be considered interrupted in the case of (i) any leave of absence approved by the Board or chief executive officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors.  Notwithstanding the foregoing, a leave of absence will be treated as Continuous Service for purposes of vesting in a Stock Award only to such extent as may be provided in the Company’s or Affiliate’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law.

(l)“Corporate Transaction” means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i)a sale, lease or other disposition of all or substantially all of the assets of the Company;

(ii)a sale or other disposition of at least ninety percent (90%) of the outstanding securities of the Company;

(iii)a merger, consolidation or similar transaction in which the Company is not the surviving corporation; or

(iv)a reverse merger, consolidation or similar transaction in which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

Notwithstanding the foregoing definition or any other provision of this Plan, the term Corporate Transaction will not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company.

(m)“Director” means a member of the Board.

(n)“Disability” means, with respect to a Participant,  the inability of such Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than 12 months, as provided in Sections 22(e)(3) and 409A(a)(2)(c)(i) of the Code, and will be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.

(o)“Effective Date” means the effective date of this Plan document, which is the date of the annual meeting of stockholders of the Company held in 2018, provided this Plan is approved by the Company’s stockholders at such meeting.

(p)“Employee” means any person employed by the Company or an Affiliate.  However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan.

(q)“Entity” means a corporation, partnership, limited liability company or other domestic or foreign entity.

(r)“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(s)“Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

(i)If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value of a share of Common Stock will be, unless otherwise determined by the Board, the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in a source the Board deems reliable.

(ii)Unless otherwise provided by the Board, if there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value will be the closing selling price on the last preceding date for which such quotation exists.

(iii)In the absence of such markets for the Common Stock, the Fair Market Value will be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.

(t)“Full Value Award” means any Stock Award granted under this Plan, other than an Option or SAR that has a per share exercise or strike price that is at least 100% of the Fair Market Value of the Common Stock on its original date of grant.

(u)“Incentive Stock Option” means an option granted pursuant to Section 5 that is intended to be, and that qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code.

(v)“Non-Employee Director” means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

(w)“Nonstatutory Stock Option” means any option granted pursuant to Section 5 that does not qualify as an Incentive Stock Option.

(x)“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.

(y)“Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.

(z)“Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an Option grant.  Each Option Agreement will be subject to the terms and conditions of the Plan.

(aa)“Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

(bb)“Other Stock Award” means an award based in whole or in part by reference to the Common Stock which is granted pursuant to the terms and conditions of Section 6(d).

(cc)“Other Stock Award Agreement” means a written agreement between the Company and a holder of an Other Stock Award evidencing the terms and conditions of an Other Stock Award grant.  Each Other Stock Award Agreement will be subject to the terms and conditions of the Plan.

(dd)“Own,” “Owned,” “Owner,” “Ownership”  means a person or Entity will be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

(ee)“Participant” means a person to whom a Stock Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

(ff)“Performance Criteria” means the one or more criteria that the Board shall select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that shall be used to establish such Performance Goals may be based on any one of, or combination of, the following: (i) net earnings (either before or after one or more of the following: (A) interest, (B) taxes, (C) depreciation and (D) amortization); (ii) gross or net sales or revenue; (iii) net income (either before or after taxes); (iv) adjusted net income; (v) operating earnings or profit; (vi) cash flow (including, but not limited to, operating cash flow and free cash flow); (vii) return on assets; (viii) return on capital; (ix) return on stockholders’ equity; (x) total stockholder return; (xi) return on sales; (xii) gross or net profit or operating margin; (xiii) costs; (xiv) funds from operations; (xv) expenses; (xvi) working capital; (xvii) earnings per share; (xviii) adjusted earnings per share; (xix) price per Share; (xx) regulatory body approval for commercialization of a product; (xxi) positive results from clinical trials; (xxii) initiation of clinical trials; (xxiii) implementation, completion or maintenance of critical projects or relationships; (xxiv) closing of significant financing; (xxv) execution or completion of strategic initiatives; (xxvi) market share; (xxvii) economic value; (xxviii) cash flow return on capital; (xxix) return on net assets; and (xxx) other measures of performance selected by the Board.  Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Stock Award Agreement. The Board shall, in its sole discretion, define the manner of calculating the Performance Criteria it selects to use for such Performance Period.

(gg)“Performance Goals” means, for a Performance Period, the one or more goals established by the Board for the Performance Period based upon the Performance Criteria.  Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices.  The Board may, in its sole discretion, provide that one or more objectively determinable adjustments shall be made to one or more of the Performance Goals. Such adjustments may include one or more of the following: (i) items related to a change in accounting principle; (ii) items relating to financing activities; (iii) expenses for restructuring or productivity initiatives; (iv) other non-operating items; (v) items related to acquisitions; (vi) items attributable to the business operations of any entity acquired by the Company during the Performance Period; (vii) items related to the disposal of a business or segment of a business; (viii) items related to discontinued operations that do not qualify as a segment of a business under Applicable Accounting Standards; (ix) items attributable to any stock dividend, stock split, combination or exchange of stock occurring during the Performance Period; (x) any other items of significant income or expense which are determined to be appropriate adjustments; (xi) items relating to unusual or extraordinary corporate transactions, events or developments, (xii) items related to amortization of acquired intangible assets; (xiii) items that are outside the scope of the Company’s core, on-going business activities; (xiv) items related to acquired in-process research and development; (xv) items relating to changes in tax laws; (xvi) items relating to major licensing or partnership arrangements; (xvii) items relating to asset impairment charges; (xviii) items relating to gains or losses for litigation, arbitration and contractual settlements; (xix) items relating to any other unusual or nonrecurring events or changes in applicable laws, accounting principles or business conditions; or (xx) any other items selected by the Board.

(hh)“Performance Period” means the period of time selected by the Board over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Performance Stock Award.  Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board.

(ii)“Performance Stock Award” means a Stock Award granted under the terms and conditions of Section 6(c)(i).

(jj)“Plan” means this Geron Corporation 2018 Equity Incentive Plan.

(kk)“Restricted Stock Award” means an award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(a).

(ll)“Restricted Stock Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant.  Each Restricted Stock Award Agreement will be subject to the terms and conditions of the Plan.

(mm)“Restricted Stock Unit Award” means a right to receive shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(b).

(nn)“Restricted Stock Unit Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Unit Award evidencing the terms and conditions of a Restricted Stock Unit Award grant.  Each Restricted Stock Unit Award Agreement will be subject to the terms and conditions of the Plan.

(oo)“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

(pp)“Rule 405” means Rule 405 promulgated under the Securities Act.

(qq)“Securities Act” means the Securities Act of 1933, as amended.

(rr)“Stock Appreciation Right” or “SAR” means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 5.

(ss)“Stock Appreciation Right Agreement” means a written agreement between the Company and a holder of a Stock Appreciation Right evidencing the terms and conditions of a Stock Appreciation Right grant.  Each Stock Appreciation Right Agreement will be subject to the terms and conditions of the Plan.

(tt)“Stock Award” means any right to receive Common Stock granted under the Plan, including an Incentive Stock Option, a Nonstatutory Stock Option, a Stock Appreciation Right, a Restricted Stock Award, a Restricted Stock Unit Award, a Performance Stock Award or any Other Stock Award.

(uu)“Stock Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of a Stock Award grant.  Each Stock Award Agreement will be subject to the terms and conditions of the Plan.

(vv)“Subsidiary” means, with respect to the Company, (i) any corporation of which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation will have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than 50%.

(ww)“Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Affiliate.

GERON CORPORATION C/0 COMPUTERSHARE 8742 LUCENT BLVD., SUITE 225 HIGHLANDS RANCH, CO 80129 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your vot ing instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronica lly via e-mail or the Internet. To sign up for electronic delivery, please follow the instructi ons above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronica lly in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch -tone telephone to transmit your vot ing instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, M ARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E4 1277-P0 1089 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY GERON CORPORATION The Board of Directors recommends you vote FOR the following: For Withhold For All All All Except To w ithho ld author ity to vote for any individual nominee(s), mark "For All Except " and write the number(s) of the nominee(s) on the line below. 1. To elect the two nominees for director named in the accompanying proxy statement, or the Proxy St atement, to hold office as Class I members of the Board of Directors until the 2021 annual meeting of stockholders. Nominees : 1) John A. Scarlett, M.D. 2) Robert J. Spi egel, M .D., FACP The Board of Directors recommends you vote FOR the following proposals: 2. To approve, on an advisory basis, the compensation of the Company's named executive officers, as disclosedin the accompanying Proxy St atemen t. 3. To approve the Geron Corporation 2018 Equity Incentive Plan .4. To ratify the selection of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2018. NOTE: In their discretion, the proxies are authorized to vote on such other matters as may come before the meeting and any adjournment(s) or postponement(s) thereof. NOTE: This proxy should be marked, dated and signed by the stockholder(s) exactly as his or her name appear(s) hereon, and returned in the enclosed envelope. For Against Abstain Please sign exactly as your name(s) appear(s) hereon. When sign ing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign . If a corporati on or partnership, please sign in full corporate or partnersh ip name by an authorized off icer. Signa ture [PLEASE SIGN WITHIN BOX] Date Signa ture (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Letter to Stockholders, Notice and 2018 Proxy Statement, and 2017 Annual Report on Form 10-K are available at www.proxyvote.com.E41278-PO 1089 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS GERON CORPORATION 2018 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 15, 2018 The undersigned st ockh older of Geron Corporation, a Delaware corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated March 30, 2018, and hereby appoints John A. Scarlett, M.D., and Stephen N. Rosenfield J.D., or either of them, as proxies and attorneys-in-fact with full power to each of substitut ion, on behalf and in the name of the undersigned to represent the undersigned at the 2018 Annual Meeting of Stockholders of Geron Corporation to be held on May 15, 2018, at 4:00 p.m. Pacific Daylight Time at the Company's offices located at 149 Commonwealth Drive, Menlo Park, California 94025 and at any adjournment(s) or postponement(s) thereof, and to vote all shares of Common Stock that the undersigned wou ld be entitled to vote if then and there personally present, on the matters set forth on the reverse side, and in their discretion, upon such other matter or matters that may properly come before the meeting and any adjournment(s) or postponement(s) thereof. This proxy will be voted as directed or, if no contrary direction is indicated, will be voted as follows: "FOR" the election of the two nominees for director named in the accompanying Proxy Statement to hold office as Class 1 members of the Board of Directors until the 2021 annual meeting of  stockholders; "FOR" proposal 2, to approve, on an advisory basis, the compensation of the Company's named executive officers, as disclosed in the accompanying Proxy Statement; "FOR" proposal 3, to approve the Geron Corporation 2018 Equity Incentive Plan; "FOR" proposal 4, to ratify the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2018; and as said proxies deem advisable on such other matters as may come before the meeting and any adjournment(s) or postponement(s) thereof. (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)